UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21673

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: August 31, 2009

Date of reporting period: February 28, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Pooling Portfolios

U.S. Value

U.S. Large Cap Growth

Global Real Estate Investment

International Value

International Growth

Small-Mid Cap Value

Small-Mid Cap Growth

Short Duration Bond

Intermediate Duration Bond

Inflation-Protected Securities

High-Yield

February 28, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

April 24, 2009

This report provides management’s discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the “Portfolios”; individually, the “Portfolio”) for the semi-annual reporting period ended February 28, 2009. Please note that effective November 24, 2008, AllianceBernstein Pooling Portfolios—Global Value Portfolio and Global Research Growth Portfolio have been liquidated.

The tables on pages 25-26 show each Portfolio’s performance for the six- and 12-month periods ended February 28, 2009, compared to their respective benchmarks. Additional performance can be found on pages 27-28. Each Portfolio’s benchmark is as follows: US Value Portfolio—Russell 1000 Value Index; US Large Cap Growth Portfolio—Russell 1000 Growth Index; Global Real Estate Investment Portfolio—Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Global Real Estate (RE) Index; International Value Portfolio—Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index; International Growth Portfolio—MSCI EAFE Index and MSCI EAFE Growth Index; Small-Mid Cap Value Portfolio—Russell 2500 Value Index; Small-Mid Cap Growth Portfolio—Russell 2500 Growth Index; Short Duration Bond Portfolio—Merrill Lynch 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio—Barclays Capital US Aggregate

Index; Inflation-Protected Securities Portfolio—Barclays Capital 1-10 Year Inflation Protected Securities (TIPS) Index; High-Yield Portfolio—Barclays Capital US High Yield 2% Issuer Cap.

US Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies with relatively larger market capitalizations as compared to the overall US equity market. The Portfolio’s investment policies emphasize investment in companies that AllianceBernstein L.P.’s (the “Adviser’s”) Bernstein unit (“Bernstein”) determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by US companies.

Investment Results

The Portfolio underperformed the benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended February 28, 2009, although both posted declines. Stock selection in financials and an underweight in utilities accounted for the largest drag on relative returns. Sector selection was a contributor to relative performance.

For the 12-month period, stock selection in financials and utilities

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	1

accounted for most of the Portfolio’s underperformance. Global recession fears also undermined many of the Portfolio’s consumer-related holdings. In utilities the Portfolio’s underweight in outperforming electric utility stocks hurt. The US Value Investment Policy Group’s (the “Group’s”) extensive analysis of financial companies focused primarily on the Portfolio’s holdings’ ability to absorb significant economic losses resulting from deteriorating credit-market conditions. However, the Group clearly underestimated the severity and abruptness of mark-to-market losses and rating-agency downgrades that ultimately prevented these firms from accessing credit markets or raising equity without heavy dilution.

Market Review and Investment Strategy

US equities collapsed over the reporting period ended February 28, 2009, amid continuing disarray in the global credit markets and a deepening recession. Growth stocks outperformed value stocks during both six- and 12-month periods.

The Group follows a central tenet of seeking to keep Portfolio risk in-line with the value opportunities it identifies. The Portfolio seeks to capture value while controlling tracking error. The Group selects about 150 large-cap US stocks, emphasizing the most attractively valued companies and industries by identifying companies priced below their long-term earnings power. The Group applies quantitative tools to control risk. Amid growing financial and economic uncertainty, US markets remain highly volatile. Investor anxieties are evident in the Group’s measure of the value opportunity—the discount to fair value—which has widened dramatically over the past fiscal year to near-historical highs. As the Group knows from successfully managing the Portfolio through past crises, if the analysis of long-term earnings power remains focused, continues to balance opportunity against the risks entailed and applies the Portfolio’s time-tested value philosophy and portfolio-management techniques, the strategy may over time recapture its losses. Accordingly, the Portfolio reflects a balanced exposure to stocks across sectors that offer compelling value opportunities identified by the Group’s research.

US Large Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of US companies with relatively larger market capitalizations as compared to the overall US equity market. The Portfolio focuses on a relatively small number of large, intensively researched US companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap US companies. For these purposes, “large-cap US companies” are those that, at the time of investment, have market capitalizations

2	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. While the market capitalizations of companies in the Russell 1000 Growth Index ranged from $30 million to almost $392 billion as of October 31, 2008, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio’s investments. The Adviser looks for companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Investment Results

The Portfolio outperformed the benchmark, the Russell 1000 Growth Index, for the six-month period ended February 28, 2009, although both posted declines. The Portfolio benefitted from favorable relative performance from a number of health care stocks and a significant overweight position in the sector. Within consumer discretionary, sector allocation was neutral for the six-month period, but favorable stock selection boosted relative performance. Relative stock selection in the materials sector contributed to relative returns as well. Technology and energy holdings along with an overweight position in the financials sector detracted from relative returns.

For the 12-month period ended February 28, 2009, the Portfolio outperformed the benchmark, although again, both posted negative returns. During the period, capital markets became more risk averse in the face of rapidly deteriorating global economic growth. Benefitting relative returns was a significant overweight in the health care sector, coupled with favorable stock selection, with six of the top ten contributing stocks coming from the health care sector. Positive positioning and relative stock selection in the consumer discretionary sector as well as favorable stock selection in the materials sector also contributed to relative returns. In the financials sector, an overweight position and unfavorable stock selection in the sector detracted the most from performance, along with unfavorable stock selection in the information technology sector.

Market Review and Investment Strategy

The period ended February 28, 2009, was marked by a wholesale flight to safety in the capital markets as evidence mounted that a global economy was entering a recession. The Standard & Poor’s (S&P) 500 Stock Index’s return for 2008 was the worst single year in the reported history of the index. No equity sector was spared from 2008’s broad downturn as every sector of the market declined in the quarter. During the period, consumer staples stocks plunged the least, while energy and financials fared worst. Volatility and risk aversion intensified as panicky investors overwhelmingly based decisions on an urgent desire to flee any hint of risk.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	3

In short, economies and financial markets are stuck in a vicious cycle. Fears of an economic depression are accelerating the deleveraging in financial markets. As a result, credit is tightening, and consumers, corporations and municipal governments are spending less, which slows the economy further. But the cycle can be broken. While the current crisis is as severe as any in modern history, the magnitude and global scope of the policy response in both developed and developing economies is unparalleled. Some market adjustments in progress include major fiscal stimulus plans, aggressive monetary easing, government guarantees of bank deposits and liabilities, a plunge in oil prices and lower interbank lending rates.

Certainly, the current economic conditions are grim. Unemployment has been rising quickly and credit markets are still not functioning properly. Given the difficult environment and reduced earnings visibility for many of the companies in the S&P 500 Stock Index, the Portfolio’s US Large Cap Growth Investment Team (the “Team”) has positioned the Portfolio conservatively. The Team has focused on companies with relative earnings stability such as those in the health care and consumer staples sectors. During the period, the Portfolio remained underweight in those sectors with the greatest amount of economic sensitivity. This positioning proved prudent, as the Portfolio’s overweight in health care was a leading contributor to performance for both six- and 12-month periods.

Global Real Estate Investment Portfolio

Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term growth of capital. The Portfolio invests primarily in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Portfolio has many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification and could be significantly affected by changes in tax laws.

Investment Results

The Portfolio outperformed the benchmark, the FTSE EPRA/NAREIT Global RE Index for the

4	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

six- and 12-month periods ended February 28, 2009. The Portfolio and the benchmark posted negative returns for both periods. Performance versus the benchmark was driven by favorable security selection, sector and country exposure.

During the six-month period, global economic growth experienced a marked decline as the financial crisis continued to evolve. The failure or near failure of a number of prominent US and UK financial institutions underscored the severity of this economic cycle. The growing contagion of the crisis to credit and equity markets around the world also intensified for the period, and a massive reduction in the financial leverage of the private sector and a retrenchment of global consumers is now being experienced. As a consequence, world economies appear to have entered a synchronized downturn. It is not possible to determine the ultimate impact of the crisis on real estate fundamentals; however, the Portfolio’s REIT Investment Policy Group (the “Group”) believes it will be negative to commercial real estate demand, and has continued to position the Portfolio to withstand a prolonged period of subpar economic growth and reduced liquidity availability.

Absolute returns of real estate securities were poor for the reporting period due to investor anxiety related to dysfunctional capital markets, liquidity shortages and recession fears. However, defensive positioning focused on diversification and exposure to companies with a reliable cash flow stream helped drive the Portfolio’s outperformance compared to the benchmark.

During the six-month period, security selection in the retail and diversified sectors drove performance. In the US, Europe and Brazil, the Group has been able to identify attractively valued companies in segments of the retail markets where fundamentals are stronger and cash flows can be expected to be relatively more resilient. For example, the Portfolio holds and overweights a position in an owner of retail factory outlets which offers an attractive value proposition to well-known brands that can retail their products, incurring occupancy costs that are much lower than in regional malls or strip malls. Consumers like this retail format because they can find their favorite brands at a lower price point than in the malls, so consumer traffic has been positive. In addition, the company has been very conservative in managing its balance sheet and enjoys no maturities of significance over the next two years. Some of the Portfolio’s investments in European retail REITs also performed well, supported by solid supply fundamentals, stable demand, rent indexation (CPI or other indicative index of general price increase which rents are indexed to) and a conservative capital structure complemented with a robust interest coverage ratio.

Some of the Portfolio’s US and HK investments with exposure to development businesses were key detractors from performance for the

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	5

six-month period. These companies were penalized by the market on the expectation that they will suffer volume declines during the current economic downturn. While the Group is of a view that the earnings may be weaker in the near future, the strength of their development platforms and balance sheet should support these companies’ ability to navigate successful through the downturn. HK residential developers, in particular, have suffered from investor fears related to layoffs and retrenchment of the financial services sector, which figures prominently as a driver of HK’s economy. The Group believes that, with a solid supply-demand backdrop, demand for apartments will revive once the economy stabilizes and household confidence improves.

In addition to retail exposures described above, the Portfolio’s US health care positions also contributed to relative performance for the 12-month period ended February 28, 2009. Health care REITs own real estate that is leased to nursing homes, assisted living, independent living and hospital operators, in addition to specialized office space leased as medical offices. Most of the contracts with health care operators are structured on a “triple net basis” where the tenant pays for insurance, taxes and maintenance. This reduces the risk to the owner and increases the reliability of the income stream. Cash-flow consistency has become very attractive to investors as risk aversion has increased. Facility occupancies have stabilized for the assisted living and independent living subsectors of health care real estate, and business fundamentals are stable. Generally, as investor fears of the impact of US housing declines on seniors’ enrollment in assisted living and nursing home facilities diminished, sentiment toward health care real estate stocks improved and health care real estate stocks outperformed.

US niche investments also positively contributed for the period. For example, the Portfolio’s overweight position in a company that invests in, repositions and develops data-center specialized real estate was a contributor. This space demands custom structural design, power supply and climate control. Favorable fundamentals in this market niche suggest that it may be less affected by the cyclical downturn. Canadian REITs also contributed to performance as relative to other countries: liquidity and financing availability has been greater in Canada, underpinned by a banking system that appears to have fared better during this credit crisis. For the 12-month period, security selection in HK lagged the benchmark. In this region, companies that combine development activities with more stable rental property business detracted from relative performance as low risk appetite prevailed in the global equity markets and investors, fearing the impact of a global liquidity squeeze, were particularly anxious about development strategies where cash flows are less reliable than in the own-to-lease businesses.

6	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Market Review and Investment Strategy

The decline in global real estate markets was pronounced for both the six- and 12-month periods ended February 28, 2009, with the FTSE EPRA/NAREIT Global RE Index declining -55.35% and -59.53%, respectively. Most of the decline experienced by the index materialized in the six-month period, as the impact and severity of the credit turmoil escalated and risk aversion among investors intensified. During the latter part of the 12-month period, concerns about the impact of the credit cycle on consumers, economic growth and real estate valuations dominated capital markets sentiment and contributed to high equity volatility. The global credit squeeze has been felt across markets as the cost of borrowing has increased and availability of credit has diminished in most major markets.

While fundamentals vary by region of the world and by property type, in general, new commercial real estate construction during the period has been subdued, partly due to high construction costs. As a result, commercial real estate has entered the downturn with robust occupancy rates, a manageable supply of new space in the pipeline and in-place rents which, in many cases, are below prevailing market rents (thus giving some owners an opportunity to increase cash flows as leases expire and new rents are set).

The Group believes the Portfolio is well positioned to withstand a period of turmoil. Stock selection emphasizes companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Portfolio’s global scope should allow the Group to uncover new opportunities while focusing on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by the credit crisis, and niche segments where demand dynamics are relatively insulated from the ongoing demand slowdown.

International Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Investment Results

The Portfolio underperformed the benchmark, the MSCI EAFE Index, for the six- and 12-month periods ended February 28, 2009, although both posted declines. For both periods, underperformance was due primarily to negative security selection, and hurt most by the Portfolio’s financial holdings. Security selection in the capital equipment sector also hurt relative performance during both

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	7

periods, though to a lesser degree. Sector selection was negative for both periods, hurt by the Portfolio’s overweight of the industrial commodities sector.

The stocks the Portfolio owns, often characterized by uncertainty over their near-term prospects, tend to outperform in the long run. In periods of heightened risk aversion, however, investors shun these stocks. Thus, stock selection was negative across most sectors, as low-priced stocks underperformed almost everywhere. While the International Value Investment Policy Group’s (the “Group’s”) analysis of financial companies was extremely detailed, it focused on their ability to absorb severe credit losses. The Group underestimated the impact that an extended period of risk aversion would have on the liquidity of credit markets, where some of the Portfolio’s holdings faced severe refinancing risks. Nor did the Group foresee how regulators and ratings agencies would react to these conditions.

Market Review and Investment Strategy

Global equity markets have declined during the period ended February 28, 2009, following turmoil in the financial system that threatened to plunge the global economy into a deep and prolonged recession. Global industrial production is plummeting, unemployment is rising quickly, and credit markets remain nearly frozen. The US led much of the developed world into recession, while emerging-market economies that have powered global growth in recent years, such as China, have also slowed sharply.

The Group follows a central tenet of seeking to keep portfolio risk in-line with the value opportunities it identifies. The Portfolio selects attractively valued stocks by using rigorous research to identify companies priced below the long-term earnings power. After a lengthy period of compression, valuation spreads have widened. The Group continues to take advantage of investor overreaction to economic and industrial stresses, using its deep research capabilities to look for investment opportunities arising from current market volatility.

International Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging market countries. The Portfolio’s investment process relies upon comprehensive fundamental company research produced by the Adviser’s large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio’s benchmark and other decisions, such as country selection, are generally the result of the stock selection process. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States.

8	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Investment Results

The Portfolio’s broad-based benchmark has changed from the MSCI AC World Index (Ex-US) to the MSCI EAFE Index. The former benchmark includes both developed (other than the US) and emerging markets in its performance calculations. The Portfolio does not make substantial investments in emerging markets. The MSCI EAFE Index is a more appropriate broad-based benchmark for the Portfolio since it has minimal emerging markets exposure and also excludes the performance of US issuers. Performance of the MSCI EAFE Growth Index as a secondary benchmark for the Portfolio is also included.

The Portfolio underperformed the MSCI EAFE Growth Index and the MSCI EAFE Index for the six- and 12-month periods ended February 28, 2009; both benchmarks and the Portfolio posted declines. For the six-month period, an overweight in health care and an underweight in technology relative to the benchmark most benefited performance, as did solid stock selection in energy, consumer staples and health care. These benefits however, were offset by poor stock selection in financials, materials and utilities.

For the 12-month period, performance was negatively impacted by poor stock performance in the financials, materials and industrials sectors. This underperformance overwhelmed the performance of stocks in the consumer staples and energy sectors. Returns were helped by an overweight in health care relative to benchmark that performed well versus an underweight in technology that did poorly.

Market Review and Investment Strategy

Equity markets have continued to decline during the period ended February 28, 2009. 2008 was a challenging year for equity investors, as fears about the health of the global economy and the impact it would have on corporate earnings, translated into collapsing stock prices. The six-month period ended February 28, 2009, was dominated by concerns about financial market contagion. As the credit crisis evolved, the economic environment deteriorated and investors began to shun risky assets in favor of safety, certainty and security. This wholesale flight to safety reached a climax toward the end of 2008, as further evidence of the severity of the global slowdown emerged. The International Growth Portfolio Oversight Group (the “Group”) expected a slowdown, but was surprised by its severity, the speed with which it occurred and the financial turmoil it created. Sentiment has been badly affected, and this is likely to have a continued detrimental impact on activity and therefore corporate prospects.

Governments everywhere have been quick to realize this, and elicited a massive policy response, designed to restore calm to troubled markets and sow the seeds of an eventual recovery. The Group believes this will work. The Portfolio has consequently been adjusted so as to increase exposure to stable growth companies that have

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	9

strong balance sheets and reliable revenue streams that may better help them weather the current storm. This has been balanced with exposure to companies that the Group believes are likely to be early beneficiaries of a recovery. Although the market upheaval has been painful to equity investors generally, and to the Portfolio in particular, the Group believes that the Portfolio is well positioned to do well in the rebound it expects. The Group is convinced that during turbulent times, like now, it is important to maintain investment discipline and keep true to one’s process, as this should increase the chances of achieving investment success. The Portfolio’s overall investment strategy, with a focus on research driven stock selection, remains intact. During the reporting period, the Group continued to place emphasis on companies it believes will exhibit future growth rates that exceed the market’s expectations. The Portfolio continues to hold diversified stocks which exhibit positive relative earnings potential and price momentum characteristics, with strong representation in both developed and emerging markets, and in a wide array of economic sectors.

Small-Mid Cap Value Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies, generally representing 60-110 companies. For these purposes, “small- and mid-cap companies” are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-US companies.

Investment Results

The Portfolio underperformed the benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended February 28, 2009, although both posted declines. Underperformance was driven primarily by adverse stock selection for both periods.

For the six-month period, the Portfolio’s underperformance occurred between September and November 2008, as investor anxiety over the economy and the state of the capital markets worsened. Underperformance was driven primarily by adverse stock selection which was spread across a number of sectors but concentrated in stocks with more cyclical exposure, such as industrial commodities and

10	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

capital equipment. Stock selection was also a detractor in utilities, as a result of concerns over capital markets access for some of the Portfolio’s holdings in the sector. Stock selection in financials was a relative contributor for the period, as several of the Portfolio’s insurance and bank holdings benefited from having more stable investment and loan portfolios and investors sought companies where there was less risk of losses and eroding book value. Sector selection was modestly negative as beneficial overweights in technology and consumer staples were offset by an underweight in utilities. Holdings in the utilities sector showed strong relative performance as investors sought more defensive names as anxiety over the economy increased.

For the 12-month period ended February 28, 2009, many of the same themes emerged which is not surprising given the powerful volatility and performance trends that emerged over the second half of 2008. Sector selection was essentially neutral as the Portfolio’s overweight position in consumer staples and underweight position in financials were offset by an underweight in utilities. Adverse stock selection was again broadly based as returns to value and quality factors were muted or negative over the 12-month period. Again, it was more pronounced in sectors with more economic exposure—such as capital equipment and industrial resources. Stock selection in financials continued to be the Portfolio’s strongest relative contributor.

Market Review and Investment Strategy

Investor anxiety over depressed global economic growth and continued financial contagion for the period ended February 28, 2009, has deepened the value opportunity in smaller cap markets. The Small/Mid Cap Value Investment Policy Group (the “Group”) seeks to capture a diverse array of compelling opportunities—including many in cyclical industries—while guarding against the risk of a prolonged economic downturn. The effects of investors’ indiscriminate sell-off of any stock with perceived exposure to the global economy and the distorting influence of hedge-fund delevering—which disproportionately benefited smaller stocks, especially in the third quarter of 2008—have created a higher quality and larger cap bias to this opportunity in the smaller cap universe. As a result, the Group has increased both the quality and relative market cap within the Portfolio, while keeping valuations attractive.

The opportunity is also remarkably diverse, spanning many industries and sectors. However, since companies and sectors sensitive to the economic cycle performed worse in 2008, many have become very attractively valued. Over the fourth quarter and into 2009, the Group has increased the Portfolio’s exposure to sectors such as energy and technology while reducing exposure to financials. In the Group’s analysis, investors have overreacted to the threats posed by the financial crisis and recession; many cyclicals today are valued as if their earnings will never recover. But recessions end, credit

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	11

markets ease and companies address their problems. Thus historically, cyclical stocks purchased when investor anxiety was acute have rebounded hugely after past downturns have eased.

Even with the pullback in oil prices, the Group remains sensitive to the fact that the causes of investor anxiety, fears over ongoing financial contagion and slowing economic growth, may continue for some time. Further, the risk from this prolonged anxiety—that companies with perceived exposure to the consumer and the economy will underperform—is higher than average in the short term. Offsetting this risk somewhat, in the Group’s view, is the quality and business model strength of the companies it’s adding to the Portfolio. The Group believes this will allow the Portfolio to navigate the current environment and in many cases emerge stronger as weaker competitors fall by the wayside. Further, the Group feels that the longer-term return potential for these companies is compelling given their current valuations and have begun adding them to the Portfolio where the Group believes that the risk is justified by the potential returns.

Small-Mid Cap Growth Portfolio

Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller market capitalizations as compared to the overall US equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in small- and mid-cap companies. For these purposes, “small- and mid-cap companies” are those that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500 Growth Index or between $1 and $6 billion. The market caps of companies in the Russell 2500 Growth Index ranged from $10 million to $6.1 billion as of October 31, 2008. Because the Portfolio’s definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

Normally, the Portfolio invests in US companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio’s investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-US companies.

Investment Results

The Portfolio outperformed the benchmark, the Russell 2500 Growth Index, for both the six- and 12-month periods ended February 28, 2009, although the Portfolio and the benchmark suffered sharp declines during both periods. A wholesale flight to safety intensified throughout the six-month period, as evidence mounted that the global economy was entering a recession. Weakness was widespread, with all sectors posting declines in excess of 30% during both the six- and 12-month periods.

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Stock selection in the consumer/commercial services sector was the largest positive contributor in both six- and 12-month periods, which more than offset disappointing relative returns in the industrial and health care sectors. Favorable sector allocations also provided a modest boost throughout both periods, as the Portfolio benefited from an underweight in the very poor-performing industrials sector and an overweight in health care throughout much of the reporting period.

Market Review and Investment Strategy

For the reporting period ended February 28, 2009, US equities, as represented by the S&P 500 declined sharply, as global growth slowed and the financial crises came to a head. The biggest declines came during the three-month period following the demise of Lehman Brothers, as investors appetite for risk virtually disappeared. Small- and mid-cap growth investors suffered even greater declines given the generally riskier profile of smaller-capitalization stocks.

Sector allocations within the Portfolio changed modestly for the six-month period under review, as the Portfolio’s Small Cap Growth Investment Team (the “Team”) moved its consumer/commercial services exposure from slightly below benchmark to a sizeable overweight in the latter part of the reporting period. These purchases were funded by shifting from a marketweight in health care to an underweight, and an elimination of an overweight in technology. The Portfo-

lio’s largest overweights as of February 28, 2009, were consumer/commercial services and energy; the largest underweights were industrials and health care. Worth noting, active sector exposures have been reined in to below average levels, as the Team seeks to manage Portfolio risk in the currently volatile environment. Consistent with the Team’s discipline, investments throughout the reporting period emphasized companies whose earnings growth potential had been underestimated by the marketplace.

Short Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, US Dollar-denominated fixed-income securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. The Portfolio may invest in many types of fixed-income securities, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of US and non-US issuers.

Investment Results

The Portfolio underperformed the benchmark, the Merrill Lynch 1-3 Year Treasury Index, for the six- and 12-month periods ended February 28, 2009. A broad liquidity

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	13

crisis stemming from the credit crunch contributed to underperformance. Treasury yields fell and spreads widened across all fixed-income markets. Detracting from the Portfolio’s relative performance for both periods was an underweight in US government debt as well as exposure to agency MBS, agency debt, commercial mortgage-backed securities (CMBS), subprime-related ABS and Alt-A mortgage (home loans made with less than full documentation) securities, which all underperformed treasuries. (Leverage did not have any meaningful impact on performance.)

Market Review and Investment Strategy

For the reporting period ended February 28, 2009, the spreading financial crisis and its impact on the global economy drove fixed-income yield spreads sharply wider. Investor risk aversion significantly increased as economic data pointed to a continued deteriorating economy. During the reporting period the US Federal Reserve (the “Fed”) responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total of 200 basis points (bps) for the reporting period, leaving the interest rate at between 0.0% and 0.25% at the end of the reporting period.

There was heightened demand for US Treasuries during the semi-annual period as investors sought less-risky assets in light of the subprime market volatility. US Treasury holdings outperformed spread sectors on both an absolute and duration-adjusted basis for the period. Shorter-term yields fell most, with two-year yields losing 140 bps to yield 0.98% while the ten-year yield lost 80 bps to end the period at 3.02%. Longer-maturity (15+ year) US Treasuries at 9.40% outperformed both shorter-term (1-3 Year) US Treasuries at 3.05% and Intermediate-term (5-10 Year) US Treasuries at 6.88% during the six-month period, according to Merrill Lynch. The US Investment Grade/Liquid Markets/Structured Products Investment Team (the “Team”) significantly increased the Portfolio’s weighting in MBS while also adding exposure to investment-grade corporates and agency debentures. The Team reduced the positions in subprime asset-backed securities (ABS) and non-agency mortgages for the period under review.

Intermediate Duration Bond Portfolio

Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio may invest in many types of debt securities including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of US and non-US issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio seeks to maintain a relatively longer duration of three to six years under normal market conditions. The Portfolio may

14	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

invest up to 20% of its total assets in debt securities denominated in currencies other than the US Dollar. The Portfolio may also invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies and securities.

Investment Results

The Portfolio underperformed the benchmark, the Barclays Capital US Aggregate Index, for the six- and 12-month periods ended February 28, 2009. For both periods the following positions detracted from performance: underweights in Treasuries and agencies; exposure to subprime-related ABS and Alt-A mortgage securities; overweights in investment-grade corporates and CMBS; and positions in high-yield and emerging markets. The Fund’s exposure to subprime-related ABS and Alt-A mortgage securities detracted from performance despite their AAA and AA ratings. Leverage did not impact performance for either six- or 12-month period.

Market Review and Investment Strategy

The spreading financial crisis and its impact on the global economy drove fixed-income yield spreads sharply wider during the reporting period ended February 28, 2009. Investor risk aversion significantly increased as economic data pointed to a continued deteriorating economy. During the reporting period the US Federal Reserve responded to the crisis with multiple interest rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced, leaving the interest rate between 0.0% and 0.25% at the end of the reporting period.

There was heightened demand for US Treasuries during the reporting period as investors sought less-risky assets in light of the credit crisis market volatility. For the six-month period, US Treasury holdings outperformed spread sectors on both an absolute and duration adjusted basis. During the period, shorter-term yields fell most, with two-year yields losing 140 bps to yield 0.98%, while the ten-year yields lost 80 bps to end the period at 3.02%. According to Merrill Lynch, longer maturity (15+ year) US Treasuries, which returned 9.40% outperformed both shorter-term (1-3 Year) Treasuries at 3.05% and Intermediate-term (5-10 Year) US Treasuries at 6.88% during the six-month period

During the six-month period the Portfolio’s US Investment Grade: Core Fixed Income Team (the “Team”) continued to underweight Treasuries and agencies in favor of overweight allocations to the corporate sector and in AAA-rated super-senior commercial mortgage-backed securities. In the Team’s view, these sectors represent an outstanding opportunity for investors to benefit from attractive excess returns over government bonds. Current valuations in investment-grade corporates are at the widest levels since the Depression, and imply a default rate nearly four times investment-grade defaults’ experience during that period. While the breadth and depth of the global slowdown is

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	15

unknown, and the recovery—for both the credit markets and the economy—will take time, worst-case scenarios, coupled with significant liquidity premiums, are priced into today’s valuations. As risk aversion begins to abate and valuations align with fundamentals, the Team believes investment-grade corporates and CMBS should again outperform.

Inflation-Protected Securities Portfolio

Investment Objective and Policies

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in US Dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio’s investments in inflation-protected securities include inflation-protected debt securities of varying maturities issued by US or non-US governments, their agencies or instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Barclays Capital US 1-10 Year TIPS Index, which as of October 31, 2008, was 3.04 years.

Assets not invested in inflation-protected securities may be invested in other types of debt securities, including corporate bonds, notes, US Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of US and non-US issuers.

Investment Results

The Portfolio modestly underperformed the benchmark, the Barclays Capital 1-10 Year TIPS Index, for the six- and 12-month periods ended February 28, 2009, although both posted declines. For both periods, the Portfolio’s longer duration relative to the index contributed to the underperformance. For the six-month reporting period, TIPS real yields rose, especially in the short-term as the TIPS real yield curve flattened and negatively impacted performance. The inflation accrual for the six-month period was -7.8% on an annualized basis, resulting in a negative absolute return for the Portfolio.

Market Review and Investment Strategy

For the period ended February 28, 2009, the credit crisis entered a new and more menacing phase late in the year with fear of counterparty risk paralyzing interbank lending. The inability to access capital led to a crisis for financial institutions, causing the failure of Lehman Brothers, prompting rapid-fire acquisitions, driving long-standing independent firms to merge and forcing the government to intervene. Extreme risk aversion that seized the markets following the September 2008 bankruptcy of Lehman Brothers accelerated into the fourth quarter of 2008 as massive global deleveraging continued. Tumult in the financial markets bled into the real economy, in the US and across the globe. Economic data for virtually every country showed sharp if not historic declines. Investors flocked to the safety of governments and credit

16	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

markets sold off violently. The yield on US Treasury bills even reached near zero, showing that investors were willing to forgo a return on their investment in exchange for a safe place to park their cash. While global government bond yields hit or neared record lows, yield spreads on investment-grade corporate bonds shot to peaks unseen since the 1930s, and the MSCI World Index declined -40.71% for the full year 2008 in US dollars—the worst annual loss since the equity benchmark’s inception in 1970.

The drumbeat of negative economic news continued into 2009 as global equity markets declined further. The US unemployment rate surged to its highest level in 25 years as payrolls fell and the unemployment rate jumped to 8.1%. The housing market continued to struggle and the Commerce Department reported that US gross domestic product (GDP) fell by -6.3% in the fourth quarter of 2008. In response to the financial and economic crisis central banks lowered rates, governments pledged record fiscal stimulus and the Obama administration announced several government sponsored programs to aid homeowners and restore the flow of credit to consumers and small businesses.

US Treasuries posted a solid return of 5.67% for the six month reporting period benefiting from a flight to quality. US Treasury yields fell sharply across the maturity spectrum with shorter term yields falling most. The two-year yield declined 140 bps to end the period at 0.97%, while the ten year yield declined 80 bps to end the period at 3.01%. The yield curve steepened 60 bps between the two and ten year yield. TIPS as represented by the benchmark posted an absolute return -6.73% for the six-month period. Ten-year TIPS underperformed comparable maturity Treasuries by approximately 1,183 bps.

High-Yield Portfolio

Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests primarily in high-yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio invests in high-yield, below investment-grade debt securities, commonly known as “junk bonds.” The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Investment Results

The Portfolio underperformed the benchmark, the Barclays Capital US High Yield 2% Issuer Cap Index, for the six- and 12-month periods ended February 28, 2009, although both posted declines. For both periods the Portfolio’s industry allocation detracted from relative performance, while security selection was positive. An overweight in financial-related holdings and an underweight in consumer noncyclicals were primary detractors from performance. The Portfolio’s overweight in telecommunications, which

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	17

outperformed, contributed positively. Security selection within electric and energy holdings was positive, while media and automotive security selection detracted for both periods. The Portfolio’s use of leverage also detracted for the six- and 12-month periods.

Market Review and Investment Strategy

The credit crisis intensified for the periods ended February 28, 2009, with fear of counterparty risk paralyzing interbank lending. The inability to access capital led to a crisis for financial institutions, causing the failure of Lehman Brothers in September 2008, prompting rapid-fire acquisitions, driving long-standing independent firms to merge and forcing government intervention. The extreme risk aversion that seized the markets in September accelerated into the fourth quarter of 2008, as massive global deleveraging continued. Tumult in the financial markets bled into the real economy, both in the US and across the globe. Economic data for virtually every country showed sharp if not historic declines. Investors flocked to the safety of governments and credit markets sold off violently. The yield on US Treasury bills even reached near zero, showing that investors were willing to forgo a return on their investment in exchange for a safe place to park their cash. While global government bond yields hit or neared record lows, yield spreads on investment-grade corporate bonds shot to peaks unseen since the 1930s, and the MSCI World Index, which measures global developed market equity performance, declined 40.71% for the full year 2008 in US dollars—the worst annual loss since the equity benchmark’s inception in 1970.

The drumbeat of negative economic news continued for the reporting period ended February 28, 2009, as global equity markets declined further. The US unemployment rate surged to its highest level in 25 years as payrolls fell; the unemployment rate jumped to 8.1%. The housing market also continued to struggle. In response to the financial and economic crisis central banks lowered rates, governments pledged record fiscal stimulus and the Obama administration announced several government-sponsored programs to aid homeowners and restore the flow of credit to consumers and small businesses.

US high-yield debt followed the equity markets lower during the reporting period and turned in its worst annual performance on record for the calendar year 2008. For the six-month period, high-yield returned -21.50%, according to the Barclays Capital US High Yield 2% Issuer Cap Index. Spreads almost doubled, moving from 778 bps to 1,524 bps by period end. By quality tier, lower-rated high-yield debt significantly underperformed higher-rated debt. By industry, banking, brokerage, automotive, gaming and building materials were among the worst performing industries adversely affected by the significant economic downturn.

Wider high-yield spreads from market turmoil have created opportunities;

18	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

however, uncertainty regarding investors’ appetite for risk remains a concern. With the continuing credit crisis and recession, the Portfolio’s Global Credit Investment Team (the “Team”) does expect defaults to increase from the historic lows of the past few years. However, a lot of “bad news” is already reflected in security prices. Recovery in the second half of 2009 will depend on a variety of factors, but most critical will be whether consumers and businesses respond to economic incentives and start to take on risk. While there are some unusual and unique features in this downturn that have resulted in a particularly hard landing, the Team believes that forces for an eventual recovery are being marshaled. Central banks have slashed interest rates, governments have pledged record fiscal stimulus, programs are being enacted to loosen credit and corporations are liquidating their inventories. In the Team’s view, therefore, even if the tough environment creates a worse-than-expected outcome in the first half of 2009, a second half recovery may still be the best bet.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	19

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, contact your AllianceBernstein representative or call 800.227.4618. You should read the prospectus carefully before you invest.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation.

The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the US.

The unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trust (NAREIT) Global RE Index is a free-floating, market capitalization-weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The unmanaged MSCI Europe, Australasia and Far East (EAFE) Index is a market capitalization index that measures stock performance in 21 countries in Europe, Australasia and the Far East. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

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Historical Performance

HISTORICAL PERFORMANCE

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The unmanaged MSCI EAFE Growth Index is a subset of the MSCI EAFE Index and generally represents approximately 50% of the free float-adjusted market capitalization of each appropriate Single Country Index and consists of those securities classified by MSCI as most representing the growth style.

The unmanaged Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap US stocks.

The unmanaged Russell 2500 Growth Index contains those securities in the Russell 2500 Index with a greater-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap US stocks.

The unmanaged Merrill Lynch 1-3 Year Treasury Index is composed of US government securities, including agency securities, with remaining maturities of one to three years.

The unmanaged Barclays Capital US Aggregate Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

The unmanaged Barclays Capital 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged Barclays Capital US Treasury Inflation Notes Index and consists of inflation-protection securities issued by the US Treasury.

The unmanaged Barclays Capital US High Yield 2% Issuer Cap covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index.

An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolio.

A Word About Risk

US Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected.

US Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.

Global Real Estate Investment Portfolio

An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified Portfolio. The Portfolio’s assets may be invested in foreign securities, which may

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	21

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HISTORICAL PERFORMANCE

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magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that invest exclusively in US issues. Because the Portfolio will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

International Growth Portfolio

Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the US.

Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value.

Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will

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invest in foreign currency-denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates.

Short Duration Bond Portfolio

The Portfolio’s assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities which are subject to greater risk than higher-rated securities.

Intermediate Duration Bond Portfolio

The Portfolio may invest in convertible debt securities, preferred stock and dividend paying stocks, US government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high-yield bonds, otherwise known as “junk bonds,” which involves a greater risk of default and price volatility than other bonds. Investing in below investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. A fund may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money.

Inflation-Protected Securities Portfolio

Among the principal risks of investing in the Portfolio are interest-rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect

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ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	23

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HISTORICAL PERFORMANCE

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the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. To the extent the Portfolio invests in securities of non-US issuers, it may have non-US issuer risk and currency risk.

High-Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High-yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

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US VALUE PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein US Value Portfolio	-44.97%	-49.48%

Russell 1000 Value Index	-44.71%	-47.35%

US LARGE CAP GROWTH PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein US Large Cap Growth Portfolio	-38.50%	-39.02%

Russell 1000 Growth Index	-39.90%	-40.03%

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Portfolio	-51.84%	-55.85%

FTSE EPRA/NAREIT Global RE Index	-55.35%	-59.53%

INTERNATIONAL VALUE PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein International Value Portfolio	-51.14%	-57.06%

MSCI EAFE Index	-44.58%	-50.22%

INTERNATIONAL GROWTH PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein International Growth Portfolio	-45.60%	-52.29%

MSCI EAFE Index	-44.58%	-50.22%

MSCI EAFE Growth Index	-43.75%	-49.07%

See Historical Performance and Benchmark disclosures on pages 20-24.

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SMALL-MID CAP VALUE PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Value Portfolio	-47.50%	-46.25%

Russell 2500 Value Index	-46.05%	-43.69%

SMALL-MID CAP GROWTH PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein Small-Mid Cap Growth Portfolio	-44.95%	-41.43%

Russell 2500 Growth Index	-46.20%	-44.20%

SHORT DURATION BOND PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Bond Portfolio	-1.95%	-3.91%

Merrill Lynch 1-3 Year Treasury Index	3.05%	3.30%

INTERMEDIATE DURATION BOND PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Duration Bond Portfolio	-3.77%	-4.54%

Barclays Capital US Aggregate Index	1.88%	2.06%

INFLATION-PROTECTED SECURITIES PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein Inflation-Protected Securities Portfolio	-6.98%	-6.37%

Barclays Capital 1-10 Year TIPS Index	-6.73%	-6.27%

HIGH-YIELD PORTFOLIO

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED FEBRUARY 28, 2009	Returns
	6 Months	12 Months
AllianceBernstein High-Yield Portfolio	-22.66%	-23.32%

Barclays Capital US High Yield 2% Issuer Cap Index	-21.50%	-20.92%

See Historical Performance and Benchmark disclosures on pages 20-24.

(Historical Performance continued on next page)

26	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2009
NAV/SEC Returns†

AllianceBernstein US Value Portfolio
1 Year	-49.48%
Since Inception*	-13.26%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	-39.02%
Since Inception*	-8.05%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-55.85%
Since Inception*	-11.75%

AllianceBernstein International Value Portfolio
1 Year	-57.06%
Since Inception*	-9.85%

AllianceBernstein International Growth Portfolio
1 Year	-52.29%
Since Inception*	-8.32%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-46.25%
Since Inception*	-10.58%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-41.43%
Since Inception*	-6.21%

AllianceBernstein Short Duration Bond Portfolio
1 Year	-3.91%
Since Inception*	1.65%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	-4.54%
Since Inception*	2.29%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	-6.37%
Since Inception*	3.19%

AllianceBernstein High-Yield Portfolio
1 Year	-23.32%
Since Inception*	-3.69%

*	Inception date: 5/20/05 for all Portfolios.

†	These Portfolios are offered at net asset value (NAV) and their SEC returns are the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 20-24.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	27

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

AllianceBernstein US Value Portfolio
1 Year	-43.70%
Since Inception*	-10.77%

AllianceBernstein US Large Cap Growth Portfolio
1 Year	-33.40%
Since Inception*	-5.94%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year	-53.16%
Since Inception*	-9.61%

AllianceBernstein International Value Portfolio
1 Year	-53.61%
Since Inception*	-7.62%

AllianceBernstein International Growth Portfolio
1 Year	-48.17%
Since Inception*	-6.87%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year	-40.89%
Since Inception*	-7.86%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year	-34.53%
Since Inception*	-3.46%

AllianceBernstein Short Duration Bond Portfolio
1 Year	-2.10%
Since Inception*	1.74%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year	-2.55%
Since Inception*	2.78%

AllianceBernstein Inflation-Protected Securities Portfolio
1 Year	-2.30%
Since Inception*	4.36%

AllianceBernstein High-Yield Portfolio
1 Year	-20.77%
Since Inception*	-2.87%

*	Inception date: 5/20/05 for all Portfolios.

See Historical Performance and Benchmark disclosures on pages 20-24.

(Historical Performance continued on next page)

28	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
U.S. Value Portfolio
Actual	$1,000	$550.30	$0.12	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%
U.S. Large Cap Growth Portfolio
Actual	$1,000	$615.01	$0.12	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%
Global Real Estate Investment Portfolio
Actual	$1,000	$481.58	$0.33	0.09%
Hypothetical**	$1,000	$1,024.35	$0.45	0.09%
International Value Portfolio
Actual	$1,000	$488.59	$0.37	0.10%
Hypothetical**	$1,000	$1,024.30	$0.50	0.10%

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	29

Fund Expenses

FUND EXPENSES

(continued from previous page)

	Beginning Account Value September 1, 2008	Ending Account Value February 28, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
International Growth Portfolio
Actual	$1,000	$544.03	$0.31	0.08%
Hypothetical**	$1,000	$1,024.40	$0.40	0.08%
Small-Mid Cap Value Portfolio
Actual	$1,000	$524.97	$0.19	0.05%
Hypothetical**	$1,000	$1,024.55	$0.25	0.05%
Small-Mid Cap Growth Portfolio
Actual	$1,000	$550.49	$0.23	0.06%
Hypothetical**	$1,000	$1,024.50	$0.30	0.06%
Short Duration Bond Portfolio
Actual	$1,000	$980.51	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%
Intermediate Duration Bond Portfolio
Actual	$1,000	$962.29	$0.15	0.03%
Hypothetical**	$1,000	$1,024.65	$0.15	0.03%
Inflation Protected Securities Portfolio
Actual	$1,000	$930.22	$0.19	0.04%
Hypothetical**	$1,000	$1,024.60	$0.20	0.04%
High-Yield Portfolio
Actual	$1,000	$773.36	$0.26	0.06%
Hypothetical**	$1,000	$1,024.50	$0.30	0.06%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

30	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Fund Expenses

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

US VALUE PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	31

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

US LARGE CAP GROWTH PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

32	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	33

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

INTERNATIONAL VALUE PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 2.1% or less in the following countries: Belgium, Brazil, China, Finland, Hong Kong, Norway, Russia and South Africa.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

34	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

INTERNATIONAL GROWTH PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.9% or less in the following countries: Canada, Hong Kong, Ireland, South Africa, Sweden and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	35

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

SMALL-MID CAP VALUE PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

36	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

SMALL-MID CAP GROWTH PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	37

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

SHORT DURATION BOND PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

38	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

INTERMEDIATE DURATION BOND PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	39

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

INFLATION-PROTECTED SECURITIES PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

40	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio Summary

PORTFOLIO SUMMARY

February 28, 2009 (unaudited)

HIGH-YIELD PORTFOLIO

*	All data are as of February 28, 2009. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	41

Portfolio Summary

U.S. VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.0%
Energy – 18.9%
Oil, Gas & Consumable Fuels – 18.9%
Apache Corp.	368,800	$21,792,392
BP PLC (Sponsored) (ADR)	193,400	7,418,824
Chevron Corp.	941,000	57,128,110
ConocoPhillips	672,400	25,114,140
Devon Energy Corp.	425,600	18,585,952
EOG Resources, Inc.	147,800	7,395,912
Exxon Mobil Corp.	1,578,500	107,180,150
Occidental Petroleum Corp.	221,900	11,509,953
Royal Dutch Shell PLC (ADR)	330,500	14,532,085
Sunoco, Inc.	141,500	4,733,175

		275,390,693

Financials – 14.7%
Capital Markets – 4.1%
Deutsche Bank AG	313,100	8,002,836
The Goldman Sachs Group, Inc.	334,300	30,448,044
Morgan Stanley	1,071,300	20,933,202

		59,384,082

Commercial Banks – 0.5%
Fifth Third Bancorp	430,500	908,355
SunTrust Banks, Inc.	153,500	1,846,605
U.S. Bancorp	299,300	4,282,983

		7,037,943

Consumer Finance – 0.1%
Capital One Financial Corp.	148,900	1,794,245

Diversified Financial Services – 2.4%
Bank of America Corp.	1,314,800	5,193,460
JP Morgan Chase & Co.	1,303,100	29,775,835

		34,969,295

Insurance – 7.6%
ACE Ltd.	354,700	12,950,097
Allstate Corp.	878,100	14,778,423
American International Group, Inc.	1,159,800	487,116
Everest Re Group Ltd.	65,500	4,266,015
Fidelity National Financial, Inc. – Class A	522,500	8,657,825
Genworth Financial, Inc. – Class A	945,500	1,144,055
Hartford Financial Services Group, Inc.	667,700	4,072,970
Lincoln National Corp.	566,300	4,864,517
MetLife, Inc.	1,046,800	19,323,928
Old Republic International Corp.	334,800	3,039,984
PartnerRe Ltd.	66,100	4,091,590
RenaissanceRe Holdings Ltd.	95,300	4,291,359
Torchmark Corp.	101,400	2,088,840

42	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

The Travelers Co., Inc.	509,000	$18,400,350
Unum Group	715,800	7,286,844
XL Capital Ltd. – Class A	489,900	1,621,569

		111,365,482

		214,551,047

Health Care – 14.3%
Biotechnology – 1.4%
Amgen, Inc.(a)	437,800	21,421,554

Health Care Equipment & Supplies – 0.2%
Covidien Ltd.	95,000	3,008,650

Health Care Providers & Services – 0.6%
Cardinal Health, Inc.	263,700	8,557,065

Pharmaceuticals – 12.1%
Eli Lilly & Co.	303,800	8,925,644
GlaxoSmithKline PLC (Sponsored) (ADR)	301,400	9,081,182
Johnson & Johnson	660,300	33,015,000
Merck & Co., Inc.	1,474,800	35,690,160
Pfizer, Inc.	3,541,100	43,590,941
Sanofi-Aventis SA (ADR)	420,500	10,773,210
Schering-Plough Corp.	673,600	11,713,904
Wyeth	563,300	22,993,906

		175,783,947

		208,771,216

Consumer Staples – 12.6%
Beverages – 2.0%
The Coca-Cola Co.	51,900	2,120,115
Coca-Cola Enterprises, Inc.	1,018,600	11,693,528
Constellation Brands, Inc. – Class A(a)	594,100	7,753,005
Pepsi Bottling Group, Inc.	393,800	7,285,300

		28,851,948

Food & Staples Retailing – 2.1%
The Kroger Co.	398,300	8,232,861
Safeway, Inc.	659,800	12,206,300
Supervalu, Inc.	320,666	5,005,596
Wal-Mart Stores, Inc.	100,000	4,924,000

		30,368,757

Food Products – 4.3%
Archer-Daniels-Midland Co.	918,100	24,476,546
Bunge Ltd.	260,000	12,188,800
ConAgra Foods, Inc.	419,900	6,332,092
Del Monte Foods Co.	590,000	4,218,500
The JM Smucker Co.	18,541	688,242
Kraft Foods, Inc. – Class A	173,300	3,947,774

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	43

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Sara Lee Corp.	953,700	$7,353,027
Tyson Foods, Inc. – Class A	453,900	3,826,377

		63,031,358

Household Products – 2.3%
Procter & Gamble Co.	707,554	34,082,876

Tobacco – 1.9%
Altria Group, Inc.	560,300	8,651,032
Philip Morris International, Inc.	219,800	7,356,706
Reynolds American, Inc.	325,600	10,933,648

		26,941,386

		183,276,325

Consumer Discretionary – 11.0%
Auto Components – 0.6%
Autoliv, Inc.	314,300	4,676,784
Magna International, Inc. – Class A	179,600	4,608,536

		9,285,320

Automobiles – 0.6%
Toyota Motor Corp. (Sponsored) (ADR)	134,100	8,467,074

Household Durables – 0.0%
KB Home	12,300	109,470

Media – 4.5%
CBS Corp. – Class B	1,860,500	7,944,335
Gannett Co., Inc.	1,019,700	3,303,828
News Corp. – Class A	1,770,330	9,843,035
Time Warner, Inc.	3,000,200	22,891,526
Viacom, Inc. – Class B(a)	461,800	7,107,102
The Walt Disney Co.	830,600	13,929,162

		65,018,988

Multiline Retail – 1.4%
Family Dollar Stores, Inc.	383,000	10,509,520
JC Penney Co., Inc.	312,300	4,787,559
Macy’s, Inc.	746,070	5,871,571

		21,168,650

Specialty Retail – 3.7%
AutoNation, Inc.(a)	175,700	1,753,486
Foot Locker, Inc.	540,900	4,494,879
The Gap, Inc.	655,500	7,072,845
Home Depot, Inc.	963,100	20,119,159
Limited Brands, Inc.	753,035	5,790,839
Lowe’s Cos, Inc.	334,449	5,297,672
TJX Cos, Inc.	390,200	8,689,754

		53,218,634

44	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.2%
Jones Apparel Group, Inc.	864,600	$2,325,774

		159,593,910

Telecommunication Services – 7.9%
Diversified Telecommunication Services – 6.3%
AT&T, Inc.	2,769,300	65,826,261
Telefonica SA (ADR)	68,900	3,828,084
Verizon Communications, Inc.	780,700	22,273,371

		91,927,716

Wireless Telecommunication Services – 1.6%
Sprint Nextel Corp.(a)	4,842,700	15,932,483
Vodafone Group PLC (Sponsored) (ADR)	432,800	7,682,200

		23,614,683

		115,542,399

Information Technology – 6.9%
Communications Equipment – 3.4%
Corning, Inc.	665,100	7,016,805
Motorola, Inc.	3,694,551	13,004,819
Nokia OYJ (Sponsored) – Class A (ADR)	2,260,900	21,162,024
Telefonaktiebolaget LM Ericsson (Sponsored) – Class B (ADR)	1,010,000	8,241,600

		49,425,248

Computers & Peripherals – 1.0%
International Business Machines Corp.	66,800	6,147,604
Lexmark International, Inc. – Class A(a)	285,800	4,898,612
Western Digital Corp.(a)	261,500	3,572,090

		14,618,306

Electronic Equipment, Instruments & Components – 1.3%
AU Optronics Corp. (Sponsored) (ADR)	1,448,000	10,411,120
Ingram Micro, Inc. – Class A(a)	237,677	2,588,303
Sanmina-SCI Corp.(a)	310,800	77,700
Tyco Electronics Ltd.	568,000	5,384,640
Vishay Intertechnology, Inc.(a)	83,800	213,690

		18,675,453

Semiconductors & Semiconductor Equipment – 0.3%
Nvidia Corp.(a)	531,100	4,397,508

Software – 0.9%
Symantec Corp.(a)	913,500	12,633,705

		99,750,220

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	45

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 4.4%
Airlines – 0.4%
UAL Corp.(a)	1,125,200	$5,524,732

Commercial Services & Supplies – 0.7%
Republic Services, Inc. – Class A	483,480	9,621,252

Electrical Equipment – 0.2%
Cooper Industries Ltd. – Class A	167,600	3,534,684

Industrial Conglomerates – 2.9%
3M Co.	98,900	4,495,994
General Electric Co.	3,198,700	27,220,937
Tyco International Ltd.	553,700	11,101,685

		42,818,616

Machinery – 0.2%
Caterpillar, Inc.	21,000	516,810
Cummins, Inc.	81,000	1,684,800

		2,201,610

		63,700,894

Materials – 2.0%
Chemicals – 0.3%
Eastman Chemical Co.	235,500	4,837,170

Containers & Packaging – 1.7%
Ball Corp.	309,300	12,461,697
Owens-Illinois, Inc.(a)	473,400	7,299,828
Sonoco Products Co.	210,400	4,054,408

		23,815,933

		28,653,103

Utilities – 1.3%
Independent Power Producers & Energy Traders – 0.3%
Reliant Energy, Inc.(a)	982,400	3,399,104

Multi-Utilities – 1.0%
CMS Energy Corp.	277,400	3,068,044
Dominion Resources, Inc.	233,200	7,037,976
NiSource, Inc.	164,300	1,437,625
Wisconsin Energy Corp.	85,125	3,389,678

		14,933,323

		18,332,427

Total Common Stocks (cost $2,331,649,069)		1,367,562,234

46	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.5%
Investment Companies – 5.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $79,978,093)	79,978,093	$79,978,093

Total Investments – 99.5% (cost $2,411,627,162)		1,447,540,327
Other assets less liabilities – 0.5%		7,263,597

Net Assets – 100.0%		$1,454,803,924

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	47

U.S. Value Portfolio—Portfolio of Investments

U.S. LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Health Care – 26.5%
Biotechnology – 13.8%
Celgene Corp.(a)	977,600	$43,728,048
Genentech, Inc.(a)	993,700	85,011,035
Gilead Sciences, Inc.(a)	1,906,250	85,400,000

		214,139,083

Health Care Equipment & Supplies – 4.3%
Alcon, Inc.	195,550	16,105,498
Baxter International, Inc.	567,600	28,896,516
Becton Dickinson & Co.	332,725	20,592,350

		65,594,364

Health Care Providers & Services – 2.1%
Medco Health Solutions, Inc.(a)	812,100	32,955,018

Pharmaceuticals – 6.3%
Abbott Laboratories	685,100	32,432,634
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	1,453,000	64,774,740

		97,207,374

		409,895,839

Information Technology – 26.0%
Communications Equipment – 6.9%
Cisco Systems, Inc.(a)	3,575,600	52,096,492
QUALCOMM, Inc.	1,637,300	54,734,939

		106,831,431

Computers & Peripherals – 10.1%
Apple, Inc.(a)	730,960	65,282,038
Hewlett-Packard Co.	3,114,050	90,400,871

		155,682,909

Internet Software & Services – 6.5%
Google, Inc. – Class A(a)	298,615	100,928,884

Semiconductors & Semiconductor Equipment – 0.7%
Intel Corp.	903,300	11,508,042

Software – 1.8%
Activision Blizzard, Inc.(a)	696,400	6,984,892
Microsoft Corp.	1,268,500	20,486,275

		27,471,167

		402,422,433

48	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 15.8%
Beverages – 4.8%
The Coca-Cola Co.	471,800	$19,273,030
Molson Coors Brewing Co. – Class B	360,000	12,682,800
PepsiCo, Inc.	894,400	43,056,416

		75,012,246

Food & Staples Retailing – 4.9%
Costco Wholesale Corp.	803,000	33,999,020
Wal-Mart Stores, Inc.	865,650	42,624,606

		76,623,626

Food Products – 0.8%
General Mills, Inc.	233,500	12,254,080

Household Products – 4.0%
Colgate-Palmolive Co.	586,200	35,277,516
Procter & Gamble Co.	552,000	26,589,840

		61,867,356

Tobacco – 1.3%
Philip Morris International, Inc.	592,300	19,824,281

		245,581,589

Energy – 8.4%
Energy Equipment & Services – 4.8%
Cameron International Corp.(a)	653,200	12,593,696
National Oilwell Varco, Inc.(a)	199,600	5,335,308
Schlumberger Ltd.	1,507,135	57,361,558

		75,290,562

Oil, Gas & Consumable Fuels – 3.6%
Apache Corp.	262,600	15,517,034
EOG Resources, Inc.	576,775	28,861,821
XTO Energy, Inc.	350,000	11,081,000

		55,459,855

		130,750,417

Consumer Discretionary – 7.0%
Hotels, Restaurants & Leisure – 3.1%
McDonald’s Corp.	918,050	47,968,112

Media – 1.7%
The Walt Disney Co.	1,584,400	26,570,388

Multiline Retail – 1.8%
Kohl’s Corp.(a)	811,200	28,505,568

Textiles, Apparel & Luxury Goods – 0.4%
Nike, Inc. – Class B	133,000	5,523,490

		108,567,558

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	49

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 6.4%
Capital Markets – 3.6%
The Blackstone Group LP	424,800	$2,068,776
The Charles Schwab Corp.	535,900	6,811,289
Franklin Resources, Inc.	349,500	16,007,100
The Goldman Sachs Group, Inc.	340,600	31,021,848

		55,909,013

Diversified Financial Services – 2.8%
CME Group, Inc. – Class A	120,810	22,035,744
JP Morgan Chase & Co.	945,800	21,611,530

		43,647,274

		99,556,287

Industrials – 5.3%
Aerospace & Defense – 1.6%
Honeywell International, Inc.	314,960	8,450,377
Lockheed Martin Corp.	264,100	16,667,351

		25,117,728

Construction & Engineering – 1.1%
Fluor Corp.	108,500	3,607,625
Jacobs Engineering Group, Inc.(a)	405,500	13,681,570

		17,289,195

Electrical Equipment – 1.8%
Emerson Electric Co.	1,032,400	27,616,700

Machinery – 0.8%
Cummins, Inc.	130,800	2,720,640
Danaher Corp.	169,500	8,603,820

		11,324,460

		81,348,083

Materials – 4.0%
Chemicals – 4.0%
Air Products & Chemicals, Inc.	172,000	7,955,000
Monsanto Co.	707,140	53,933,568

		61,888,568

Total Common Stocks (cost $1,960,693,834)		1,540,010,774

50	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

U.S. Large Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $1,839,640)	1,839,640	$1,839,640

Total Investments – 99.5% (cost $1,962,533,474)		1,541,850,414
Other assets less liabilities – 0.5%		7,561,625

Net Assets – 100.0%		$1,549,412,039

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	51

U.S. Large Cap Growth Portfolio—Portfolio of Investments

GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Equity:Other – 46.1%
Diversified/Specialty – 37.7%
Alexandria Real Estate Equities, Inc.	149,206	$5,962,272
British Land Co. PLC(a)	1,009,526	6,567,831
Canadian Real Estate Investment Trust(a)	772,462	12,526,247
Dexus Property Group(a)	15,823,701	6,926,049
Digital Realty Trust, Inc.	455,800	13,623,862
Entertainment Properties Trust	443,200	6,608,112
General Property Group(a)	5,297,900	1,564,022
Henderson Land Development Co., Ltd.(a)	3,506,000	11,640,319
Kerry Properties Ltd.(a)	4,444,691	8,289,790
Land Securities Group PLC(a)	1,166,652	9,110,673
Lend Lease Corp. Ltd.(a)	3,902,334	13,196,794
Mitsubishi Estate Co., Ltd.(a)	1,823,000	18,370,326
Mitsui Fudosan Co., Ltd.(a)	1,834,000	18,424,216
Morguard Real Estate Investment Trust(a)	781,200	5,434,381
New World Development Co., Ltd.(a)	11,662,338	10,409,117
Rayonier, Inc.	185,095	4,923,527
Sun Hung Kai Properties Ltd.(a)	3,811,600	29,563,520
Unibail-Rodamco(a)	328,818	41,279,577
Vornado Realty Trust	289,000	9,458,970
Wereldhave NV(a)	131,800	8,853,762

		242,733,367

Health Care – 6.9%
HCP, Inc.	477,200	8,718,444
Health Care REIT, Inc.	278,200	8,560,214
Nationwide Health Properties, Inc.	320,382	6,490,939
Omega Healthcare Investors, Inc.	549,400	7,213,622
Ventas, Inc.	635,900	13,716,363

		44,699,582

Triple Net – 1.5%
Macquarie Infrastructure Group(a)	3,799,231	2,455,799
National Retail Properties, Inc.	485,900	6,982,383

		9,438,182

		296,871,131

Retail – 25.5%
Regional Mall – 8.3%
Macerich Co.	443,300	5,062,486
Multiplan Empreendimentos Imobiliarios SA(b)	1,385,500	8,904,882
Simon Property Group, Inc.	510,000	16,881,000
Taubman Centers, Inc.	147,900	2,314,635
Westfield Group(a)	3,022,211	20,266,765

		53,429,768

52	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Shopping Center/Other Retail – 17.2%
CapitaMall Trust	8,381,800	$7,624,625
Citycon Oyj(a)	1,651,071	3,332,646
Corio NV(a)	195,400	7,677,210
Eurocommercial Properties NV(a)	266,700	7,112,467
Federal Realty Investment Trust	58,500	2,406,105
First Capital Realty, Inc.(a)	346,100	4,124,254
Kimco Realty Corp.	455,100	4,027,635
Klepierre(a)	809,943	16,383,451
The Link REIT(a)	10,277,500	19,506,681
Macquarie CountryWide Trust(a)	4,358,364	327,044
Mercialys SA(a)	227,600	7,414,009
Primaris Retail Real Estate Investment Trust(a)	910,299	6,690,218
Regency Centers Corp.	112,200	3,027,156
RioCan Real Estate Investment Trust(a)(c)	132,100	1,317,677
RioCan Real Estate Investment Trust (Toronto)(a)	514,689	5,133,944
Tanger Factory Outlet Centers	434,300	11,986,680
Weingarten Realty Investors	261,300	2,950,077

		111,041,879

		164,471,647

Office – 14.9%
Office – 14.9%
Brookfield Properties Corp.	711,656	3,522,697
Castellum AB(a)	852,600	5,263,519
Cominar Real Estate Investment Trust(a)	611,889	6,372,842
Corporate Office Properties Trust	480,300	12,007,500
Douglas Emmett, Inc.	593,700	4,464,624
Dundee Real Estate Investment Trust(a)	189,355	2,046,558
Highwoods Properties, Inc.	154,500	2,918,505
Hufvudstaden AB – Class A(a)	547,500	2,919,666
ING Office Fund(a)	8,019,300	1,310,061
Japan Real Estate Investment Corp. – Class A(a)	1,920	14,293,701
Mack-Cali Realty Corp.	346,400	5,916,512
Nippon Building Fund, Inc. – Class A(a)	1,111	8,985,545
Nomura Real Estate Office Fund, Inc. – Class A(a)	1,460	7,369,990
NTT Urban Development Corp.(a)	26,525	18,624,366

		96,016,086

Residential – 7.5%
Manufactured Homes – 0.5%
Equity Lifestyle Properties, Inc.	103,100	3,436,323

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	53

Global Real Estate Investment Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Family – 6.0%
Boardwalk Real Estate Investment Trust(a)	153,328	$3,076,925
Camden Property Trust	264,800	4,975,592
China Overseas Land & Investment Ltd.(a)	6,742,000	8,805,469
Equity Residential	209,784	3,692,198
Essex Property Trust, Inc.	68,800	3,742,720
Home Properties, Inc.	230,600	6,120,124
Mid-America Apartment Communities, Inc.	196,400	5,076,940
UDR, Inc.	413,241	3,268,736

		38,758,704

Self Storage – 1.0%
Public Storage	116,500	6,463,420

		48,658,447

Lodging – 2.4%
Lodging – 2.4%
DiamondRock Hospitality Co.	742,130	2,293,182
Fonciere Des Murs(a)	232,300	2,879,645
Host Hotels & Resorts, Inc.	1,035,857	3,832,671
LaSalle Hotel Properties	321,407	1,709,885
Marriott International, Inc. – Class A	76,300	1,080,408
Starwood Hotels & Resorts Worldwide, Inc.	136,525	1,582,325
Sunstone Hotel Investors, Inc.	830,241	1,818,228

		15,196,344

Industrials – 1.8%
Industrial Warehouse Distribution – 1.8%
Ascendas Real Estate Investment Trust	11,508,000	9,217,449
ProLogis	472,867	2,737,900

		11,955,349

Total Common Stocks (cost $1,197,283,683)		633,169,004

SHORT-TERM INVESTMENTS – 2.9%
Investment Companies – 2.9%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(d) (cost $18,500,056)	18,500,056	18,500,056

Total Investments – 101.1% (cost $1,215,783,739)		651,669,060
Other assets less liabilities – (1.1)%		(7,132,350)

Net Assets – 100.0%		$644,536,710

54	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Global Real Estate Investment Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 3/16/09	12,923	$8,491,703	$8,255,798	$(235,905)
Australian Dollar settling 3/16/09	11,223	7,555,324	7,169,761	(385,563)
British Pound settling 3/16/09	2,051	3,028,302	2,936,066	(92,236)
British Pound settling 3/16/09	3,880	5,586,928	5,554,332	(32,596)
Canadian Dollar settling 3/16/09	8,939	7,204,513	7,026,211	(178,302)
Euro settling 3/16/09	10,919	15,017,774	13,841,372	(1,176,402)
Euro settling 3/16/09	9,621	13,113,904	12,195,974	(917,930)
Japanese Yen settling 3/16/09	1,614,909	16,766,082	16,550,823	(215,259)
Japanese Yen settling 3/16/09	1,418,033	15,780,118	14,533,087	(1,247,031)
New Zealand Dollar settling 3/16/09	17,966	9,812,130	8,989,896	(822,234)
New Zealand Dollar settling 3/16/09	22,069	12,367,026	11,042,971	(1,324,055)
Norwegian Krone settling 3/16/09	104,021	14,827,099	14,792,221	(34,878)
Swedish Krona settling 3/16/09	30,285	3,611,376	3,362,140	(249,236)
Sale Contracts:
British Pound settling 3/16/09	3,880	5,787,796	5,554,332	233,464
British Pound settling 3/16/09	2,051	3,059,477	2,936,066	123,411
Canadian Dollar settling 3/16/09	44,939	35,644,656	35,322,845	321,811
Canadian Dollar settling 3/16/09	7,386	6,050,626	5,805,526	245,100
Canadian Dollar settling 3/16/09	4,258	3,587,799	3,346,863	240,936
Canadian Dollar settling 3/16/09	4,435	3,630,692	3,485,988	144,704
Euro settling 3/16/09	14,127	17,858,647	17,907,965	(49,318)
Euro settling 3/16/09	6,413	8,034,206	8,129,382	(95,176)
Euro settling 3/16/09	18,763	24,585,534	23,784,749	800,785
Hong Kong Dollar settling 3/16/09	73,887	9,537,498	9,528,434	9,064
Swedish Krona settling 3/16/09	68,955	8,617,759	7,655,155	962,604

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $385,847,076.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, the market value of this security amounted to $1,317,677 or 0.2% of net assets.

(d)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	55

Global Real Estate Investment Portfolio—Portfolio of Investments

INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.3%
Financials – 23.8%
Capital Markets – 4.2%
Credit Suisse Group AG(a)	459,600	$11,184,785
Deutsche Bank AG(a)	441,000	11,368,101
UBS AG (Swiss Virt-X)(a)(b)	897,186	8,401,225

		30,954,111

Commercial Banks – 12.7%
ABSA Group Ltd.	187,500	1,641,763
Australia & New Zealand Banking Group Ltd.	804,300	6,736,837
Banco do Brasil SA	762,700	4,417,243
Barclays PLC(a)	3,153,600	4,137,131
BNP Paribas SA(a)	343,100	11,111,363
Credit Agricole SA(a)	761,711	7,376,413
HSBC Holdings PLC(a)	1,620,800	11,272,862
Intesa Sanpaolo SpA(a)	3,893,800	9,477,209
KB Financial Group, Inc.(b)	369,000	7,074,636
Lloyds Banking Group PLC(a)	5,870,635	4,819,168
National Australia Bank Ltd.	207,000	2,325,140
Nordea Bank AB(a)	634,400	3,163,037
Societe Generale – Class A(a)	232,776	7,215,514
Standard Bank Group Ltd.	557,100	3,564,505
Sumitomo Mitsui Financial Group, Inc.(a)	210,800	6,682,627
Unibanco – Uniao de Bancos Brasileiros SA (Sponsored) (ADR)	64,900	3,396,217

		94,411,665

Consumer Finance – 0.0%
ORIX Corp.(a)	4,890	99,336

Diversified Financial Services – 0.6%
ING Group(a)	921,411	4,165,026

Insurance – 5.7%
Allianz SE(a)	216,800	14,480,330
Aviva PLC(a)	1,855,395	7,622,874
Fairfax Financial Holdings Ltd.(a)	11,200	2,719,094
Fondiaria-Sai SpA (ordinary shares)(a)	142,900	1,657,805
Muenchener Rueckversicherungs AG(a)	111,300	13,536,189
Sun Life Financial, Inc.(a)	112,900	1,766,891

		41,783,183

Real Estate Management & Development – 0.6%
New World Development Co., Ltd.	5,256,000	4,691,196

		176,104,517

56	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Energy – 15.7%
Oil, Gas & Consumable Fuels – 15.7%
BP PLC(a)	2,834,600	$18,058,658
China Petroleum & Chemical Corp. – Class H	17,552,500	8,979,814
ENI SpA(a)	621,800	12,410,890
LUKOIL (Sponsored) (ADR)	356,050	11,407,842
Nippon Mining Holdings, Inc.(a)	1,416,000	4,917,964
Petro-Canada(a)	405,600	8,952,404
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A(a)	1,067,752	23,342,841
StatoilHydro ASA(a)	648,900	10,773,463
Total SA(a)	364,800	17,138,864

		115,982,740

Telecommunication Services – 13.0%
Diversified Telecommunication Services – 10.2%
BCE, Inc.(a)	362,000	7,065,288
Deutsche Telekom AG – Class W(a)	666,000	8,007,791
France Telecom SA(a)	521,200	11,647,630
Nippon Telegraph & Telephone Corp.(a)	262,100	11,207,253
Telecom Italia SpA (ordinary shares)(a)	6,603,400	8,026,431
Telecom Italia SpA (savings shares)(a)	4,931,400	4,690,050
Telefonica SA(a)	872,000	16,048,377
Telstra Corp. Ltd.	2,555,100	5,758,337
TELUS Corp. – Class A(a)	127,400	3,186,502

		75,637,659

Wireless Telecommunication Services – 2.8%
KDDI Corp.(a)	743	3,892,336
Vodafone Group PLC(a)	9,629,937	17,063,040

		20,955,376

		96,593,035

Information Technology – 9.0%
Communications Equipment – 2.5%
Nokia OYJ(a)	895,000	8,386,483
Telefonaktiebolaget LM Ericsson – Class B(a)	1,266,000	10,254,187

		18,640,670

Computers & Peripherals – 2.7%
Compal Electronics, Inc. (GDR)(c)	2,190,349	6,333,176
Fujitsu Ltd.(a)	1,960,000	6,638,478
Toshiba Corp.(a)	2,965,000	7,183,759

		20,155,413

Electronic Equipment, Instruments & Components – 1.1%
AU Optronics Corp.	4,093,000	2,981,532

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	57

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hitachi High-Technologies Corp.(a)	159,600	$1,958,506
Hitachi Ltd.(a)	1,339,000	3,334,262

		8,274,300

Office Electronics – 0.3%
Canon, Inc.(a)	78,700	1,986,156

Semiconductors & Semiconductor Equipment – 2.4%
Samsung Electronics (Preference Shares)	11,500	2,036,836
Samsung Electronics Co. Ltd.	31,700	9,749,901
United Microelectronics Corp.	27,512,175	6,066,234

		17,852,971

		66,909,510

Consumer Discretionary – 8.2%
Auto Components – 0.5%
Compagnie Generale des Etablissements Michelin – Class B(a)	27,700	893,227
Magna International, Inc. – Class A(a)	100,700	2,583,594

		3,476,821

Automobiles – 4.8%
Honda Motor Co. Ltd.(a)	480,100	11,480,527
Isuzu Motors Ltd.(a)	1,716,000	1,665,049
Nissan Motor Co. Ltd.(a)	2,582,000	7,882,179
Renault SA(a)	317,600	4,560,493
Toyota Motor Corp.(a)	307,100	9,836,295

		35,424,543

Hotels, Restaurants & Leisure – 0.5%
TUI Travel PLC(a)	1,205,700	3,797,013

Household Durables – 1.7%
Sharp Corp.(a)	1,065,000	8,222,297
Sony Corp.(a)	258,300	4,325,370

		12,547,667

Media – 0.7%
Lagardere SCA(a)	174,400	5,644,726

		60,890,770

Materials – 7.7%
Chemicals – 2.6%
BASF SE(a)	342,900	9,451,680
Mitsubishi Chemical Holdings Corp.(a)	1,585,500	5,385,359
Mitsui Chemicals, Inc.(a)	358,000	761,323
Solvay SA – Class A(a)	59,400	3,361,602

		18,959,964

Metals & Mining – 4.2%
Antofagasta PLC(a)	308,300	1,929,206

58	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

ArcelorMittal (Euronext Amsterdam)(a)	391,032	$7,494,824
BHP Billiton Ltd.	462,300	8,324,439
Inmet Mining Corp.(a)	31,700	718,620
JFE Holdings, Inc.(a)	340,700	7,372,034
MMC Norilsk Nickel (ADR)	358,420	1,684,574
Sumitomo Metal Mining Co. Ltd.(a)	395,000	3,942,823

		31,466,520

Paper & Forest Products – 0.9%
Stora Enso Oyj – Class R(a)	675,600	2,811,041
Svenska Cellulosa AB – Class B(a)	643,200	4,162,994

		6,974,035

		57,400,519

Health Care – 7.7%
Health Care Providers & Services – 0.3%
Celesio AG(a)	101,700	2,097,417

Pharmaceuticals – 7.4%
Bayer AG(a)	210,000	10,057,063
GlaxoSmithKline PLC(a)	1,096,100	16,624,388
Novartis AG(a)	375,110	13,685,254
Sanofi-Aventis SA(a)	283,319	14,561,759

		54,928,464

		57,025,881

Industrials – 7.0%
Aerospace & Defense – 0.9%
European Aeronautic Defence & Space Co., NV(a)	466,100	6,767,227

Airlines – 1.1%
Deutsche Lufthansa AG(a)	547,700	5,952,590
Qantas Airways Ltd.	2,703,029	2,669,812

		8,622,402

Industrial Conglomerates – 1.1%
Bidvest Group Ltd.	240,000	1,964,144
Koninklijke Philips Electronics NV(a)	382,000	6,107,890

		8,072,034

Machinery – 1.3%
Vallourec(a)	52,500	4,086,308
Volvo AB – Class B(a)	1,270,500	5,313,175

		9,399,483

Road & Rail – 0.5%
East Japan Railway Co.(a)	61,400	3,677,101

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	59

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 1.8%
Mitsubishi Corp.(a)	703,800	$8,756,313
Mitsui & Co. Ltd.(a)	482,000	4,439,925

		13,196,238

Transportation Infrastructure – 0.3%
Macquarie Infrastructure Group	3,219,500	2,081,065

		51,815,550

Utilities – 3.4%
Electric Utilities – 2.1%
E.ON AG(a)	453,100	11,583,340
The Tokyo Electric Power Co., Inc.(a)	141,700	4,000,193

		15,583,533

Multi-Utilities – 1.3%
A2A SpA(a)	1,560,500	2,242,405
Centrica PLC(a)	1,151,500	4,428,278
RWE AG(a)	47,700	2,996,118

		9,666,801

		25,250,334

Consumer Staples – 2.8%
Food & Staples Retailing – 2.0%
Aeon Co. Ltd.(a)	379,100	2,239,170
Delhaize Group(a)	43,700	2,523,124
Koninklijke Ahold NV(a)	902,940	10,019,150

		14,781,444

Food Products – 0.8%
Associated British Foods PLC(a)	634,800	5,884,032

		20,665,476

Total Common Stocks (cost $1,333,122,900)		728,638,332

RIGHTS – 0.0%
Financials – 0.0%
Commercial Banks – 0.0%
Shinhan Financial Group Co. Ltd.(b)	30,954	64,596

Diversified Financial Services – 0.0%
Fortis(a)(b)	453,498	0

Total Rights (cost $0)		64,596

60	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS –2.6%
Investment Companies – 2.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(d) (cost $19,019,312)	19,019,312	$19,019,312

Total Investments – 100.9% (cost $1,352,142,212)		747,722,240
Other assets less liabilities – (0.9)%		(6,306,033)

Net Assets – 100.0%		$741,416,207

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	147	March 2009	$4,584,810	$3,680,595	$(904,215)
FTSE 100 Index Futures	38	March 2009	$2,341,506	$2,071,311	$(270,195)

					$(1,174,410)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
British Pound settling 3/16/09	22,298	$30,816,951	$31,920,233	$1,103,282
British Pound settling 3/16/09	20,244	28,952,159	28,979,873	27,714
Canadian Dollar settling 3/16/09	7,049	5,640,463	5,540,638	(99,825)
Euro settling 3/16/09	10,098	14,048,136	12,800,639	(1,247,497)
Euro settling 3/16/09	37,155	51,689,293	47,099,203	(4,590,090)
Euro settling 3/16/09	6,823	9,300,090	8,649,115	(650,975)
Euro settling 3/16/09	4,714	6,459,594	5,975,660	(483,934)
Euro settling 3/16/09	3,950	5,215,975	5,007,182	(208,793)
Japanese Yen settling 3/16/09	893,351	9,000,564	9,155,744	155,180
Japanese Yen settling 3/16/09	1,120,531	11,847,692	11,484,059	(363,633)
Japanese Yen settling 3/16/09	339,967	3,601,536	3,484,242	(117,294)
Japanese Yen settling 3/16/09	634,666	6,671,565	6,504,542	(167,023)
Japanese Yen settling 3/16/09	884,543	9,590,621	9,065,473	(525,148)
Japanese Yen settling 3/16/09	1,173,552	12,923,016	12,027,459	(895,557)
Japanese Yen settling 3/16/09	1,059,115	11,915,565	10,854,621	(1,060,944)
Japanese Yen settling 3/16/09	1,452,254	16,339,492	14,883,810	(1,455,682)
Japanese Yen settling 6/15/09	860,398	8,823,147	8,837,136	13,989
Norwegian Krone settling 3/16/09	147,113	20,145,842	20,920,084	774,242
Norwegian Krone settling 6/15/09	231,007	33,494,226	32,761,172	(733,054)
Swedish Krona settling 3/16/09	63,148	7,977,261	7,010,482	(966,779)
Swedish Krona settling 3/16/09	20,245	2,422,593	2,247,533	(175,060)

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	61

International Value Portfolio—Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts: (continued)
Swedish Krona settling 3/16/09	166,762	$20,259,866	$18,513,364	$(1,746,502)
Swedish Krona settling 6/15/09	20,443	2,289,634	2,271,811	(17,823)
Sale Contracts:
British Pound settling 3/16/09	15,678	23,255,491	22,443,512	811,979
British Pound settling 3/16/09	1,292	1,994,654	1,849,535	145,119
British Pound settling 3/16/09	25,572	37,047,435	36,607,059	440,376
Canadian Dollar settling 3/16/09	2,446	1,947,297	1,922,599	24,698
Canadian Dollar settling 3/16/09	2,170	1,672,408	1,705,658	(33,250)
Canadian Dollar settling 3/16/09	16,782	13,311,124	13,190,948	120,176
Canadian Dollar settling 3/16/09	8,970	7,558,140	7,050,578	507,562
Canadian Dollar settling 6/15/09	7,792	6,281,085	6,129,039	152,046
Euro settling 3/16/09	10,098	12,626,539	12,800,639	(174,100)
Euro settling 3/16/09	7,709	9,977,759	9,772,245	205,514
Euro settling 3/16/09	52,642	68,134,541	66,731,160	1,403,381
Euro settling 3/16/09	7,527	9,900,413	9,541,534	358,879
Euro settling 6/15/09	45,692	57,667,416	57,915,129	(247,713)
Norwegian Krone settling 3/16/09	147,113	21,260,026	20,920,084	339,942
Swedish Krona settling 3/16/09	15,593	1,934,615	1,731,083	203,532
Swedish Krona settling 3/16/09	15,073	1,825,260	1,673,354	151,906
Swedish Krona settling 3/16/09	32,482	3,837,529	3,606,044	231,485
Swedish Krona settling 3/16/09	187,007	23,956,214	20,760,897	3,195,317
Swedish Krona settling 6/15/09	200,272	22,666,999	22,256,036	410,963
Swiss Franc settling 3/16/09	5,744	5,241,115	4,911,123	329,992
Swiss Franc settling 3/16/09	9,245	8,115,273	7,904,479	210,794

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $615,395,065.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, the market value of this security amounted to $6,333,176 or 0.9% of net assets.

(d)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

62	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Value Portfolio—Portfolio of Investments

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Health Care – 16.0%
Biotechnology – 0.7%
CSL Ltd./Australia(a)	239,652	$5,542,288

Pharmaceuticals – 15.3%
AstraZeneca PLC(a)	329,050	10,434,741
Bayer AG(a)	424,427	20,326,139
GlaxoSmithKline PLC(a)	258,257	3,916,946
Novartis AG(a)	302,816	11,047,730
Novo Nordisk A/S – Class B	315,154	15,345,928
Roche Holding AG(a)	66,319	7,528,370
Sanofi-Aventis(a)	379,147	19,487,035
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	650,700	29,008,206

		117,095,095

		122,637,383

Consumer Staples – 15.1%
Beverages – 0.5%
Pernod-Ricard SA(a)	77,524	4,221,250

Food & Staples Retailing – 2.7%
Tesco PLC(a)	4,314,767	20,462,379

Food Products – 5.1%
Nestle SA(a)	742,054	24,258,079
Unilever PLC(a)	754,441	14,574,058

		38,832,137

Household Products – 3.4%
Reckitt Benckiser PLC(a)	676,844	25,899,815

Tobacco – 3.4%
British American Tobacco PLC(a)	1,037,660	26,523,018

		115,938,599

Energy – 12.1%
Oil, Gas & Consumable Fuels – 12.1%
BG Group PLC(a)	1,716,024	24,529,524
Petroleo Brasileiro SA (ADR)	542,700	15,049,071
Royal Dutch Shell PLC (London Virt-X) – Class A(a)	820,598	18,015,695
StatoilHydro ASA(a)	863,523	14,336,774
Total SA(a)	437,047	20,533,138

		92,464,202

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	63

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Financials – 10.3%
Capital Markets – 3.8%
Credit Suisse Group AG(a)	390,607	$9,505,778
Julius Baer Holding AG(a)	414,019	9,543,069
Man Group PLC(a)	4,018,781	9,774,917

		28,823,764

Commercial Banks – 2.9%
Banco Itau Holding Financeira SA (ADR)	250,400	2,298,672
Banco Santander Central Hispano SA(a)	1,404,378	8,579,196
Industrial & Commercial Bank of China Ltd.	14,622,000	5,889,101
Standard Chartered PLC(a)	597,209	5,628,268

		22,395,237

Insurance – 3.5%
Muenchener Rueckversicherungs AG (MunichRe)(a)	83,912	10,205,289
QBE Insurance Group Ltd.(a)	1,138,602	13,675,314
Zurich Financial Services AG(a)	20,543	2,909,246

		26,789,849

Real Estate Management & Development – 0.1%
China Overseas Land & Investment Ltd.	666,000	869,837

		78,878,687

Consumer Discretionary – 9.9%
Auto Components – 1.0%
Bridgestone Corp.(a)	289,000	3,936,108
Denso Corp.(a)	213,000	4,044,107

		7,980,215

Automobiles – 2.1%
Honda Motor Co. Ltd.(a)	659,700	15,775,263

Distributors – 0.3%
Li & Fung Ltd.	870,000	1,885,272

Hotels, Restaurants & Leisure – 1.5%
Carnival PLC(a)	291,769	5,912,772
Compass Group PLC(a)	1,328,719	5,837,727

		11,750,499

Media – 3.0%
British Sky Broadcasting Group PLC(a)	683,515	4,556,272
Eutelsat Communications(a)	300,582	6,173,059
Pearson PLC(a)	301,366	2,827,879
SES SA (FDR)(a)	530,818	9,722,493

		23,279,703

Multiline Retail – 0.6%
Next PLC(a)	250,175	4,148,630

64	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 1.4%
Hennes & Mauritz AB – Class B(a)	163,320	$6,058,218
Kingfisher PLC(a)	2,741,215	4,912,469

		10,970,687

		75,790,269

Telecommunication Services – 8.8%
Diversified Telecommunication Services – 4.2%
Deutsche Telekom AG(a)	952,894	11,457,320
Telefonica SA(a)	1,127,649	20,753,367

		32,210,687

Wireless Telecommunication Services – 4.6%
China Mobile Ltd.	393,000	3,414,428
KDDI Corp.(a)	848	4,442,397
MTN Group Ltd.	391,377	3,314,430
NTT DoCoMo, Inc.(a)	3,019	4,703,056
Vodafone Group PLC(a)	10,853,368	19,230,806

		35,105,117

		67,315,804

Materials – 7.7%
Chemicals – 2.2%
Syngenta AG(a)	79,222	16,935,886

Construction Materials – 1.2%
CRH PLC(a)	471,924	9,612,441

Metals & Mining – 4.3%
ArcelorMittal (Euronext Amsterdam)(a)	162,739	3,119,183
Barrick Gold Corp.(a)	235,479	7,116,937
BHP Billiton PLC(a)	728,260	11,349,845
Cia Vale do Rio Doce – Class B (ADR)	863,200	11,126,648

		32,712,613

		59,260,940

Industrials – 7.2%
Aerospace & Defense – 2.3%
BAE Systems PLC(a)	3,361,717	17,748,079

Construction & Engineering – 0.4%
China Railway Construction Corp. Ltd.(b)	2,810,000	3,392,889

Electrical Equipment – 0.9%
Schneider Electric SA(a)	108,879	6,499,504

Machinery – 1.1%
Atlas Copco AB – Class A(a)	653,673	4,509,564
NGK Insulators Ltd.(a)	322,000	4,235,281

		8,744,845

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	65

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 2.5%
Mitsubishi Corp.(a)	458,800	$5,708,150
Mitsui & Co. Ltd.(a)	1,436,000	13,227,661

		18,935,811

		55,321,128

Utilities – 7.1%
Electric Utilities – 1.4%
E.ON AG(a)	409,043	10,457,038

Independent Power Producers & Energy Traders – 0.6%
China Resources Power Holdings Co.	2,462,000	4,555,679

Multi-Utilities – 5.1%
Centrica PLC(a)	2,287,338	8,796,326
GDF Suez(a)	469,297	14,820,323
National Grid PLC(a)	1,748,546	15,564,825

		39,181,474

		54,194,191

Information Technology – 2.7%
Electronic Equipment, Instruments & Components – 0.5%
AU Optronics Corp. (Sponsored) (ADR)	531,800	3,823,642

Internet Software & Services – 0.5%
Tencent Holdings Ltd.	649,000	3,707,695

IT Services – 0.2%
Cap Gemini(a)	65,636	1,881,034

Software – 1.5%
Nintendo Co. Ltd.(a)	26,700	7,622,832
SAP AG(a)	121,886	3,899,498

		11,522,330

		20,934,701

Total Common Stocks (cost $1,057,819,009)		742,735,904

WARRANTS – 1.2%
Information Technology – 1.2%
Semiconductors & Semiconductor Equipment – 1.2%
Taiwan Semiconductor Manufacturing Co, Ltd. 01/02/12, expiring 2/01/12(b) (cost $9,434,971)	7,062,000	9,039,360

66	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.8%
Investment Companies – 2.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $21,698,070)	21,698,070	$21,698,070

Total Investments – 100.9% (cost $1,088,952,050)		773,473,334
Other assets less liabilities – (0.9)%		(7,131,453)

Net Assets – 100.0%		$766,341,881

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 3/16/09	21,700	$15,328,880	$13,862,943	$(1,465,937)
British Pound settling 3/16/09	17,362	23,995,152	24,854,206	859,054
British Pound settling 3/16/09	12,339	17,775,810	17,663,636	(112,174)
British Pound settling 3/16/09	6,027	8,648,383	8,627,825	(20,558)
Euro settling 3/16/09	26,416	36,332,038	33,486,006	(2,846,032)
Euro settling 3/16/09	10,415	14,500,284	13,202,481	(1,297,803)
Euro settling 3/16/09	7,187	9,770,726	9,110,536	(660,190)
Euro settling 3/16/09	44,621	61,144,156	56,563,411	(4,580,745)
Euro settling 3/16/09	5,747	7,588,913	7,285,133	(303,780)
Japanese Yen settling 3/16/09	1,212,064	13,066,667	12,422,159	(644,508)
Japanese Yen settling 3/16/09	11,267,814	123,698,433	115,481,177	(8,217,256)
Japanese Yen settling 6/15/09	629,112	6,903,532	6,461,601	(441,931)
New Zealand Dollar settling 3/16/09	21,872	12,903,386	10,944,395	(1,958,991)
Norwegian Krone settling 3/16/09	188,258	26,907,454	26,771,075	(136,379)
Sale Contracts:
British Pound settling 3/16/09	23,456	35,812,386	33,577,944	2,234,442
British Pound settling 3/16/09	10,129	14,887,604	14,499,957	387,647
British Pound settling 3/16/09	6,967	10,111,694	9,973,462	138,232
British Pound settling 3/16/09	4,397	6,630,676	6,294,433	336,243
British Pound settling 3/16/09	116,173	176,887,333	166,305,017	10,582,316
Canadian Dollar settling 3/16/09	6,820	5,403,478	5,360,640	42,838
Euro settling 3/16/09	13,519	17,651,082	17,137,239	513,843
Euro settling 3/16/09	7,371	9,540,285	9,343,782	196,503
Euro settling 3/16/09	5,147	6,721,467	6,524,548	196,919
Euro settling 3/16/09	13,983	17,796,723	17,725,424	71,299
Euro settling 3/16/09	8,526	10,876,021	10,807,907	68,114
Japanese Yen settling 3/16/09	823,996	9,199,464	8,444,941	754,523
Japanese Yen settling 3/16/09	830,057	9,338,550	8,507,059	831,491
Swedish Krona settling 3/16/09	29,795	3,826,986	3,307,742	519,244
Swiss Franc settling 3/16/09	2,525	2,303,937	2,158,876	145,061
Swiss Franc settling 3/16/09	47,924	43,985,131	40,975,042	3,010,089

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	67

International Growth Portfolio—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $615,306,131.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt
FDR	– Fiduciary Depositary Receipt

See	notes to financial statements.

68	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

International Growth Portfolio—Portfolio of Investments

SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.3%
Financials – 20.0%
Commercial Banks – 2.3%
Popular, Inc.	29,300	$65,925
The South Financial Group, Inc.	528,000	665,280
Susquehanna Bancshares, Inc.	200,800	1,761,016
Synovus Financial Corp.	225,300	784,044
Trustmark Corp.	121,300	2,157,927
Webster Financial Corp.	303,500	1,177,580
Whitney Holding Corp.	162,000	1,790,100

		8,401,872

Insurance – 10.2%
Arch Capital Group Ltd.(a)	104,100	5,621,400
Aspen Insurance Holdings Ltd.	343,500	7,484,865
Fidelity National Financial, Inc. – Class A	305,000	5,053,850
Old Republic International Corp.	376,000	3,414,080
PartnerRe Ltd.	45,500	2,816,450
Platinum Underwriters Holdings, Ltd.	256,700	7,197,868
Reinsurance Group of America, Inc. – Class A	59,700	1,623,840
RenaissanceRe Holdings Ltd.	35,000	1,576,050
StanCorp Financial Group, Inc.	144,300	2,595,957

		37,384,360

Real Estate Investment Trusts (REITs) – 4.8%
Alexandria Real Estate Equities, Inc.	49,000	1,958,040
Digital Realty Trust, Inc.	171,300	5,120,157
Home Properties, Inc.	120,913	3,209,031
Mid-America Apartment Communities, Inc.	74,000	1,912,900
Sunstone Hotel Investors, Inc.	299,301	655,469
Tanger Factory Outlet Centers	138,100	3,811,560
Taubman Centers, Inc.	66,300	1,037,595

		17,704,752

Real Estate Management & Development – 0.5%
Brookfield Properties Corp.	373,700	1,849,815

Thrifts & Mortgage Finance – 2.2%
Astoria Financial Corp.	113,400	810,810
First Niagara Financial Group, Inc.	167,400	1,945,188
Provident Financial Services, Inc.	129,600	1,210,464
Washington Federal, Inc.	359,450	4,094,136

		8,060,598

		73,401,397

Information Technology – 16.2%
Communications Equipment – 0.3%
CommScope, Inc.(a)	126,600	1,130,538

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	69

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 2.6%
Lexmark International, Inc. – Class A(a)	127,100	$2,178,494
SanDisk Corp.(a)	274,000	2,441,340
Western Digital Corp.(a)	356,500	4,869,790

		9,489,624

Electronic Equipment, Instruments & Components – 8.7%
Anixter International, Inc.(a)	151,900	4,467,379
Arrow Electronics, Inc.(a)	256,000	4,257,280
AU Optronics Corp. (Sponsored) (ADR)	744,000	5,349,360
Avnet, Inc.(a)	196,400	3,391,828
AVX Corp.	235,600	2,016,736
Benchmark Electronics, Inc.(a)	170,300	1,663,831
Flextronics International Ltd.(a)	941,300	1,939,078
Ingram Micro, Inc. – Class A(a)	382,800	4,168,692
Insight Enterprises, Inc.(a)	393,000	1,033,590
Tech Data Corp.(a)	216,700	3,746,743

		32,034,517

IT Services – 0.9%
Convergys Corp.(a)	406,900	2,624,505
Perot Systems Corp. – Class A(a)	39,092	444,867

		3,069,372

Semiconductors & Semiconductor Equipment – 3.2%
Amkor Technology, Inc.(a)	506,000	865,260
Siliconware Precision Industries Co. (Sponsored) (ADR)	1,226,100	5,431,623
Teradyne, Inc.(a)	782,400	3,231,312
Zoran Corp.(a)	432,600	2,249,520

		11,777,715

Software – 0.5%
Amdocs Ltd.(a)	117,400	1,966,450

		59,468,216

Industrials – 13.5%
Aerospace & Defense – 0.6%
Goodrich Corp.	64,300	2,130,902

Airlines – 1.6%
Alaska Air Group, Inc.(a)	111,700	2,447,347
Continental Airlines, Inc. – Class B(a)	181,300	1,816,626
Skywest, Inc.	164,700	1,686,528

		5,950,501

Building Products – 0.4%
Quanex Building Products Corp.	198,200	1,389,382

70	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 1.1%
United Stationers, Inc.(a)	176,800	$3,841,864

Electrical Equipment – 2.8%
Acuity Brands, Inc.	103,600	2,374,512
Cooper Industries Ltd. – Class A	94,000	1,982,460
EnerSys(a)	298,600	3,200,992
Regal-Beloit Corp.	97,000	2,781,960

		10,339,924

Machinery – 3.9%
Briggs & Stratton Corp.	344,100	4,191,138
Gardner Denver, Inc.(a)	91,900	1,738,748
Mueller Industries, Inc.	245,000	4,427,150
Terex Corp.(a)	445,100	3,970,292

		14,327,328

Professional Services – 0.8%
Kelly Services, Inc. – Class A	400,100	3,040,760

Road & Rail – 1.4%
Arkansas Best Corp.	45,800	797,836
Con-way, Inc.	116,300	1,757,293
Hertz Global Holdings, Inc.(a)	442,900	1,399,564
Werner Enterprises, Inc.	97,100	1,322,502

		5,277,195

Trading Companies & Distributors – 0.9%
GATX Corp.	186,700	3,411,009

		49,708,865

Consumer Staples – 10.8%
Beverages – 1.3%
Pepsi Bottling Group, Inc.	251,500	4,652,750

Food & Staples Retailing – 2.7%
Ruddick Corp.	297,200	6,443,296
Supervalu, Inc.	228,200	3,562,202

		10,005,498

Food Products – 5.2%
Bunge Ltd.	96,000	4,500,480
Del Monte Foods Co.	1,013,800	7,248,670
Smithfield Foods, Inc.(a)	447,100	3,509,735
Tyson Foods, Inc. – Class A	479,400	4,041,342

		19,300,227

Tobacco – 1.6%
Universal Corp.	207,200	5,954,928

		39,913,403

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	71

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 8.3%
Auto Components – 0.3%
ArvinMeritor, Inc.	618,700	$389,781
Autoliv, Inc.	61,500	915,120

		1,304,901

Automobiles – 1.0%
Thor Industries, Inc.	336,700	3,606,057

Hotels, Restaurants & Leisure – 0.5%
Boyd Gaming Corp.	458,500	1,948,625

Household Durables – 0.4%
Mohawk Industries, Inc.(a)	63,300	1,429,947

Leisure Equipment & Products – 1.0%
Callaway Golf Co.	529,900	3,587,423

Media – 0.5%
CBS Corp. – Class B	279,900	1,195,173
Gannett Co., Inc.	191,800	621,432

		1,816,605

Multiline Retail – 0.9%
JC Penney Co., Inc.	217,100	3,328,143

Specialty Retail – 3.5%
AutoNation, Inc.(a)	191,900	1,915,162
Foot Locker, Inc.	646,800	5,374,908
Limited Brands, Inc.	225,800	1,736,402
Men’s Wearhouse, Inc.	349,500	3,732,660

		12,759,132

Textiles, Apparel & Luxury Goods – 0.2%
Jones Apparel Group, Inc.	240,100	645,869

		30,426,702

Materials – 8.3%
Chemicals – 3.3%
Arch Chemicals, Inc.	129,866	2,334,990
Celanese Corp. – Class A	241,200	2,059,848
Cytec Industries, Inc.	178,400	2,747,360
Methanex Corp.	170,600	1,248,792
Rockwood Holdings, Inc.(a)	349,100	2,056,199
Westlake Chemical Corp.	119,000	1,486,310

		11,933,499

Containers & Packaging – 2.1%
Aptargroup, Inc.	133,000	3,731,980
Owens-Illinois, Inc.(a)	119,500	1,842,690
Sonoco Products Co.	113,300	2,183,291

		7,757,961

72	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 2.9%
Commercial Metals Co.	454,600	$4,641,466
Reliance Steel & Aluminum Co.	173,300	4,122,807
Steel Dynamics, Inc.	228,100	1,904,635

		10,668,908

		30,360,368

Energy – 6.2%
Energy Equipment & Services – 1.6%
Helmerich & Payne, Inc.	148,400	3,511,144
Oil States International, Inc.(a)	163,300	2,175,156

		5,686,300

Oil, Gas & Consumable Fuels – 4.6%
Cimarex Energy Co.	232,100	4,560,765
Denbury Resources, Inc.(a)	293,200	3,776,416
Frontier Oil Corp.	404,100	5,515,965
Whiting Petroleum Corp.(a)	134,500	3,133,850

		16,986,996

		22,673,296

Health Care – 6.1%
Health Care Providers & Services – 6.1%
AMERIGROUP Corp.(a)	160,500	3,977,190
Coventry Health Care, Inc.(a)	170,900	1,968,768
LifePoint Hospitals, Inc.(a)	194,078	4,079,520
Molina Healthcare, Inc.(a)	228,925	4,287,765
Omnicare, Inc.	151,600	3,930,988
Universal Health Services, Inc. – Class B	113,400	4,176,522

		22,420,753

Utilities – 5.9%
Electric Utilities – 2.8%
Allegheny Energy, Inc.	58,800	1,390,032
Northeast Utilities	289,500	6,342,945
Portland General Electric Co.	158,125	2,596,412

		10,329,389

Gas Utilities – 1.5%
Atmos Energy Corp.	253,091	5,524,977

Independent Power Producers & Energy Traders – 0.3%
Reliant Energy, Inc.(a)	378,000	1,307,880

Multi-Utilities – 1.3%
Wisconsin Energy Corp.	118,600	4,722,652

		21,884,898

Total Common Stocks (cost $632,567,402)		350,257,898

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	73

Small-Mid Cap Value Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.2%
Investment Companies – 5.2%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(b) (cost $19,152,727)	19,152,727	$19,152,727

Total Investments – 100.5% (cost $651,720,129)		369,410,625
Other assets less liabilities – (0.5)%		(1,968,634)

Net Assets – 100.0%		$367,441,991

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

74	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Value Portfolio—Portfolio of Investments

SMALL-MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.9%
Information Technology – 20.8%
Communications Equipment – 1.4%
F5 Networks, Inc.(a)	273,600	$5,472,000

Internet Software & Services – 4.4%
Akamai Technologies, Inc.(a)	187,800	3,397,302
Digital River, Inc.(a)	192,300	4,599,816
VistaPrint Ltd.(a)	367,400	9,001,300

		16,998,418

IT Services – 2.5%
Alliance Data Systems Corp.(a)	56,600	1,675,360
Cognizant Technology Solutions Corp. – Class A(a)	266,200	4,898,080
Global Payments, Inc.	107,900	3,310,372

		9,883,812

Semiconductors & Semiconductor Equipment – 5.0%
Atheros Communications, Inc.(a)	129,400	1,563,152
Cymer, Inc.(a)	117,600	2,172,072
Hittite Microwave Corp.(a)	99,700	2,749,726
ON Semiconductor Corp.(a)	1,500,300	5,491,098
PMC – Sierra, Inc.(a)	916,900	4,685,359
Verigy Ltd.(a)	399,800	2,762,618

		19,424,025

Software – 7.5%
Concur Technologies, Inc.(a)	101,200	2,124,188
Intuit, Inc.(a)	185,300	4,222,987
McAfee, Inc.(a)	142,800	3,991,260
Quest Software, Inc.(a)	344,300	3,890,590
Red Hat, Inc.(a)	254,100	3,478,629
Solera Holdings, Inc.(a)	268,700	5,586,273
Synopsys, Inc.(a)	321,000	5,980,230

		29,274,157

		81,052,412

Industrials – 20.7%
Aerospace & Defense – 1.8%
Hexcel Corp.(a)	666,300	4,137,723
L-3 Communications Holdings, Inc.	44,500	3,010,425

		7,148,148

Air Freight & Logistics – 2.0%
CH Robinson Worldwide, Inc.	102,400	4,237,312
Expeditors International of Washington, Inc.	128,200	3,531,910

		7,769,222

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	75

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Commercial Services & Supplies – 3.4%
Iron Mountain, Inc.(a)	344,000	$6,391,520
Stericycle, Inc.(a)	144,300	6,923,514

		13,315,034

Construction & Engineering – 0.1%
Chicago Bridge & Iron Co. NV	31,440	189,583

Electrical Equipment – 3.8%
Ametek, Inc.	271,200	7,175,952
Baldor Electric Co.	361,400	4,412,694
EnerSys(a)	308,100	3,302,832

		14,891,478

Machinery – 6.5%
Actuant Corp. – Class A	322,600	3,319,554
Bucyrus International, Inc. – Class A	311,400	3,867,588
Chart Industries, Inc.(a)	113,268	727,181
IDEX Corp.	278,475	5,380,137
Joy Global, Inc.	275,355	4,807,698
Lincoln Electric Holdings, Inc.	130,500	4,010,265
Valmont Industries, Inc.	73,000	3,179,880

		25,292,303

Marine – 0.8%
Kirby Corp.(a)	141,100	3,109,844

Professional Services – 1.4%
Huron Consulting Group, Inc.(a)	134,100	5,534,307

Road & Rail – 0.9%
Kansas City Southern(a)	192,400	3,403,556

		80,653,475

Health Care – 19.8%
Biotechnology – 7.5%
Acorda Therapeutics, Inc.(a)	228,300	5,022,600
Alexion Pharmaceuticals, Inc.(a)	212,500	7,267,500
Cephalon, Inc.(a)	56,100	3,679,599
Onyx Pharmaceuticals, Inc.(a)	141,900	4,255,581
OSI Pharmaceuticals, Inc.(a)	132,000	4,501,200
United Therapeutics Corp.(a)	63,400	4,254,774

		28,981,254

Health Care Equipment & Supplies – 6.8%
Gen-Probe, Inc.(a)	145,300	5,894,821
Immucor, Inc.(a)	270,000	6,058,800
Masimo Corp.(a)	289,600	7,237,104
NuVasive, Inc.(a)	245,400	6,957,090
Resmed, Inc.(a)	13,000	479,440

		26,627,255

76	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 2.2%
athenahealth, Inc.(a)	156,800	$3,995,264
Psychiatric Solutions, Inc.(a)	259,000	4,387,460

		8,382,724

Life Sciences Tools & Services – 3.3%
Icon PLC (Sponsored) (ADR)(a)	318,300	6,531,516
Illumina, Inc.(a)	204,700	6,413,251

		12,944,767

		76,936,000

Consumer Discretionary – 19.7%
Diversified Consumer Services – 4.2%
Corinthian Colleges, Inc.(a)	297,800	5,866,660
ITT Educational Services, Inc.(a)	48,500	5,504,750
Strayer Education, Inc.	29,500	5,007,625

		16,379,035

Hotels, Restaurants & Leisure – 1.9%
Orient-Express Hotels Ltd. – Class A	459,200	1,818,432
Panera Bread Co. – Class A(a)	125,800	5,540,232

		7,358,664

Internet & Catalog Retail – 1.8%
NetFlix, Inc.(a)	192,700	6,964,178

Media – 2.7%
Discovery Communications, Inc. – Class A(a)	185,700	2,880,207
National CineMedia, Inc.	687,700	7,564,700

		10,444,907

Multiline Retail – 2.9%
Dollar Tree, Inc.(a)	169,500	6,579,990
Kohl’s Corp.(a)	131,700	4,627,938

		11,207,928

Specialty Retail – 4.8%
American Eagle Outfitters, Inc.	643,945	6,284,903
Dick’s Sporting Goods, Inc.(a)	389,100	4,805,385
Ross Stores, Inc.	210,800	6,222,816
Williams-Sonoma, Inc.	185,800	1,622,034

		18,935,138

Textiles, Apparel & Luxury Goods – 1.4%
Carter’s, Inc.(a)	339,800	5,542,138

		76,831,988

Energy – 7.8%
Energy Equipment & Services – 3.6%
Complete Production Services, Inc.(a)	684,900	2,088,945
FMC Technologies, Inc.(a)	130,800	3,464,892
Oceaneering International, Inc.(a)	130,600	4,149,162

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	77

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Superior Energy Services, Inc.(a)	235,400	$3,104,926
Tesco Corp.(a)	150,500	1,154,335

		13,962,260

Oil, Gas & Consumable Fuels – 4.2%
Bill Barrett Corp.(a)	118,800	2,297,592
Cabot Oil & Gas Corp.	170,500	3,473,085
Forest Oil Corp.(a)	56,100	795,498
Newfield Exploration Co.(a)	171,700	3,318,961
Penn Virginia Corp.	110,400	1,529,040
Southwestern Energy Co.(a)	172,000	4,948,440

		16,362,616

		30,324,876

Financials – 6.4%
Capital Markets – 5.5%
Affiliated Managers Group, Inc.(a)	112,650	4,053,147
Greenhill & Co., Inc.	96,020	6,202,892
Lazard Ltd. – Class A	256,900	6,237,532
optionsXpress Holdings, Inc.	66,200	653,394
Pzena Investment Management, Inc. – Class A	207,000	405,720
Stifel Financial Corp.(a)	121,500	4,002,210

		21,554,895

Thrifts & Mortgage Finance – 0.9%
People’s United Financial, Inc.	197,600	3,440,216

		24,995,111

Telecommunication Services – 2.6%
Diversified Telecommunication Services – 0.9%
tw telecom, Inc.(a)	433,800	3,487,752

Wireless Telecommunication Services – 1.7%
SBA Communications Corp. – Class A(a)	312,200	6,487,516

		9,975,268

Materials – 1.1%
Chemicals – 0.7%
Airgas, Inc.	95,100	2,928,129

Metals & Mining – 0.4%
Allegheny Technologies, Inc.	70,980	1,396,177

		4,324,306

Total Common Stocks (cost $531,759,415)		385,093,436

78	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Small-Mid Cap Growth Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.4%
Investment Companies – 2.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $9,256,205)	9,256,205	$9,256,205

Total Investments – 101.3% (cost $541,015,620)		394,349,641
Other assets less liabilities – (1.3)%		(5,092,763)

Net Assets – 100.0%		$389,256,878

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	79

Small-Mid Cap Growth Portfolio—Portfolio of Investments

SHORT DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 34.4%
Agency Fixed Rate 30-Year – 25.1%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 7/01/37 - 9/01/37	$12,520	$12,975,581
6.50%, 12/01/33	10,249	10,808,431
7.00%, 2/01/37	12,318	13,058,362
Series 2008 6.00%, 8/01/38	29,333	30,399,071
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	58,201	60,951,505
Series 2008 6.00%, 8/01/38	43,127	44,589,169
6.50%, 12/01/28 - 10/01/35	31,752	33,543,348
Government National Mortgage Association Series 2008 6.50%, 9/15/38	35,161	36,709,172

		243,034,639

Agency ARMS – 8.3%
Federal Home Loan Mortgage Corp. Series 2005 4.779%, 5/01/35(a)	6,533	6,678,862
Series 2006 6.209%, 12/01/36(a)	4,241	4,413,824
Series 2007 5.913%, 11/01/36(a)	7,821	8,122,691
6.077%, 1/01/37(a)	6,838	7,116,320
Federal National Mortgage Association Series 2005 4.545%, 2/01/35(a)	10,144	10,273,449
Series 2006 4.478%, 1/01/36(a)	9,154	9,246,572
5.825%, 11/01/36(a)	11,248	11,715,274
Series 2007 4.399%, 11/01/35(a)	10,129	10,299,382
5.782%, 8/01/37(a)	12,163	12,686,189

		80,552,563

Agency Fixed Rate 15-Year – 1.0%
Federal National Mortgage Association Series 1998 6.00%, 10/01/13 - 12/01/13	40	42,117
Series 2001 6.00%, 11/01/16	168	176,509
Series 2002 6.00%, 12/01/17	95	99,618

80	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2005 6.00%, 6/01/17 - 6/01/20	$352	$366,967
Series 2006 6.00%, 5/01/21 - 1/01/22	6,832	7,143,288
Series 2007 6.00%, 2/01/22	1,505	1,573,986

		9,402,485

Total Mortgage Pass-Thru’s (cost $324,385,983)		332,989,687

CORPORATES - INVESTMENT GRADES – 23.1%
Financial Institutions – 13.3%
Banking – 8.7%
BB&T Corp. 6.50%, 8/01/11	3,035	3,094,234
Capital One Bank 5.00%, 6/15/09	4,160	4,124,536
Comerica, Inc. 4.80%, 5/01/15	2,380	1,748,543
Credit Suisse USA, Inc. 4.70%, 6/01/09	6,625	6,652,514
Deutsche Bank Ag London 5.00%, 10/12/10	2,550	2,551,153
Fifth Third Bancorp 6.25%, 5/01/13	6,600	6,301,277
JP Morgan Chase & Co. 7.875%, 6/15/10	4,685	4,794,957
Marshall & Ilsley Corp. 4.375%, 8/01/09	5,123	5,094,347
Morgan Stanley 5.05%, 1/21/11	6,635	6,543,517
6.75%, 4/15/11	4,920	4,940,162
Series MTN 5.625%, 1/09/12	195	188,090
National City Bank of Cleveland Ohio Series BKNT 6.25%, 3/15/11	6,470	6,320,957
PNC Funding Corp. 4.50%, 3/10/10	2,445	2,403,217
Royal Bank of Canada 5.65%, 7/20/11	4,960	5,252,739
Royal Bank of Scotland Group PLC 6.40%, 4/01/09	2,429	2,418,172
Union Planters Corp. 7.75%, 3/01/11	3,867	3,757,421
UnionBanCal Corp. 5.25%, 12/16/13	5,212	4,860,445

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	81

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

US Bancorp 5.30%, 4/28/09	$6,550	$6,560,506
Wells Fargo & Co. 3.125%, 4/01/09	6,700	6,704,603

		84,311,390

Finance – 2.3%
General Electric Capital Corp. 3.125%, 4/01/09	6,730	6,735,842
HSBC Finance Corp. 4.75%, 4/15/10	4,905	4,818,383
8.00%, 7/15/10	4,710	4,784,375
International Lease Finance Corp. 4.75%, 7/01/09	6,630	5,710,014

		22,048,614

Insurance – 1.5%
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09	2,911	2,913,070
Genworth Financial, Inc. 5.231%, 5/16/09	2,218	2,186,757
UnitedHealth Group, Inc. 4.125%, 8/15/09	2,429	2,429,462
WellPoint, Inc. 4.25%, 12/15/09	6,800	6,782,680

		14,311,969

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	3,130	2,167,425

REITS – 0.6%
Simon Property Group LP 5.00%, 3/01/12	6,630	5,915,598

		128,754,996

Industrial – 8.4%
Basic – 0.0%
United States Steel Corp. 5.65%, 6/01/13	460	376,350

Capital Goods – 0.6%
Caterpillar Financial Services 4.50%, 6/15/09	3,478	3,486,076
Illinois Tool Works, Inc. 5.75%, 3/01/09	2,624	2,624,000

		6,110,076

82	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 2.6%
AT&T, Inc. 4.125%, 9/15/09	$6,670	$6,739,508
4.85%, 2/15/14	4,875	4,835,590
Qwest Corp. 8.875%, 3/15/12	3,930	3,871,050
Verizon New England, Inc. 6.50%, 9/15/11	3,215	3,306,094
Vodafone Group PLC 7.75%, 2/15/10	6,160	6,402,353

		25,154,595

Consumer Cyclical - Automotive – 1.0%
Daimler Finance North America LLC 7.20%, 9/01/09	5,900	5,882,920
8.00%, 6/15/10	3,495	3,479,601

		9,362,521

Consumer Non-Cyclical – 1.4%
Avon Products, Inc. 5.625%, 3/01/14	2,450	2,443,018
Baxter FinCo BV 4.75%, 10/15/10	5,757	5,912,738
Diageo Capital PLC 4.375%, 5/03/10	1,720	1,742,501
Genentech, Inc. 4.40%, 7/15/10	1,910	1,940,942
Kraft Foods, Inc. 4.125%, 11/12/09	1,639	1,657,775

		13,696,974

Energy – 1.0%
ConocoPhillips 6.375%, 3/30/09	2,828	2,836,164
Vastar Resources, Inc. 6.50%, 4/01/09	6,390	6,407,873

		9,244,037

Services – 0.5%
The Western Union Co. 5.40%, 11/17/11	4,980	4,961,818

Technology – 0.3%
Motorola, Inc. 8.00%, 11/01/11	3,240	2,915,222

Transportation - Railroads – 0.3%
Norfolk Southern Corp. 6.20%, 4/15/09	2,700	2,702,022

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	83

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.7%
FedEx Corp. 3.50%, 4/01/09	$6,715	$6,720,916

		81,244,531

Utility – 1.4%
Electric – 1.4%
Pacific Gas & Electric Co. 3.60%, 3/01/09	6,660	6,660,000
PPL Electric Utilities Corp. 6.25%, 8/15/09	6,380	6,443,041

		13,103,041

Total Corporates - Investment Grades (cost $228,023,174)		223,102,568

AGENCIES – 16.7%
Agency Debentures – 16.7%
Bank of America Corp. 2.10%, 4/30/12	8,760	8,698,794
3.125%, 6/15/12	20,625	21,153,268
Bank of America NA 1.70%, 12/23/10	10,800	10,836,645
Citigroup, Inc. 2.875%, 12/09/11	20,735	21,172,322
Federal Home Loan Banks 1.625%, 3/16/11	10,000	9,987,280
3.625%, 9/16/11	3,700	3,875,091
Federal Home Loan Mortgage Corp. 2.875%, 4/30/10	7,915	8,045,708
4.125%, 9/27/13	4,652	4,960,507
Series 1 2.375%, 5/28/10	22,135	22,409,208
The Goldman Sachs Group, Inc. 3.25%, 6/15/12	20,570	21,289,765
JP Morgan Chase & Co. 3.125%, 12/01/11	20,565	21,160,151
Wells Fargo & Co. 3.00%, 12/09/11	7,493	7,692,344

Total Agencies (cost $158,515,233)		161,281,083

COMMERCIAL MORTGAGE-BACKED SECURITIES – 8.8%
Non-Agency Fixed Rate CMBS – 6.9%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45	5,000	3,975,264

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	Principal Amount (000)	U.S. $ Value

Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6, Class A2 6.46%, 10/15/36	$10,615	$10,261,409
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	5,665	5,255,423
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2 4.305%, 8/10/42	8,452	8,080,949
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A2 5.198%, 12/15/44	5,847	5,285,049
Series 2007-LDPX, Class A2S 5.305%, 1/15/49	5,950	4,565,558
LB Commercial Conduit Mortgage Trust Series 2007-C3, Class C 5.938%, 7/15/44	10,000	1,230,193
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A4 6.462%, 3/15/31	5,900	5,752,354
Series 2003-C5, Class A3 4.254%, 7/15/27	7,435	6,635,632
Series 2004-C7, Class A2 3.992%, 10/15/29	15,840	15,380,355
Nomura Asset Securities Corp. Series 1998-D6, Class A1B 6.59%, 3/15/30	35	35,238

		66,457,424

Non-Agency Floating Rate CMBS – 1.9%
Banc of America Large Loan, Inc. Series 2005-MIB1, Class C 0.765%, 3/15/22(a)(b)	2,500	1,732,974
Commercial Mortgage Pass-Through Certificates Series 2005-F10A, Class A1 0.555%, 4/15/17(a)(b)	420	418,094
Series 2005-FL11, Class D 0.795%, 11/15/17(a)(b)	1,739	1,279,494
Series 2007-FL14, Class C 0.755%, 6/15/22(a)(b)	3,874	1,756,670
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.925%, 10/15/21(a)(b)	4,900	2,697,286

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007-TFLA, Class A2 0.575%, 2/15/22(a)(b)	$8,000	$4,858,727
Lehman Brothers Floating Rate Commercial Mortgage Trust Series 2004-LLFA, Class C 0.765%, 10/15/17(a)(b)	2,400	1,828,644
Morgan Stanley Capital I Series 2005-XLF, Class G 0.825%, 8/15/19(a)(b)	2,000	1,800,292
Series 2005-XLF, Class H 0.845%, 8/15/19(a)(b)	1,000	839,705
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.855%, 9/15/21(a)(b)	2,600	906,898
Series 2007-WHL8, Class E 0.855%, 6/15/20(a)(b)	2,725	892,243

		19,011,027

Total Commercial Mortgage-Backed Securities (cost $112,650,812)		85,468,451

ASSET-BACKED SECURITIES – 5.7%
Home Equity Loans - Floating Rate – 2.5%
ACE Securities Corp. Series 2003-OP1, Class A2 0.834%, 12/25/33(a)	18	13,681
BNC Mortgage Loan Trust Series 2007-2, Class M5 1.374%, 5/25/37(a)	1,200	24,240
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(c)	1,621	1,483,783
First Franklin Mortgage Loan Trust Series 2004-FF4, Class A2 0.764%, 6/25/34(a)	83	69,973
HFC Home Equity Loan Asset Backed Certificates Series 2006-1, Class M1 0.75%, 1/20/36(a)	1,591	934,558
Home Equity Mortgage Trust Series 2005-3, Class M1 1.014%, 11/25/35(a)	248	227,109
Household Home Equity Loan Trust Series 2007-2, Class A2V 0.63%, 7/20/36(a)	2,800	1,932,876

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	Principal Amount (000)	U.S. $ Value

Indymac Residential Asset Backed Trust Series 2007-B, Class 2A2 0.634%, 7/25/37(a)	$3,350	$1,511,764
Lehman ABS Mortgage Loan Trust Series 2007-1, Class 2A2 0.674%, 6/25/37(a)(b)	3,700	1,079,711
Lehman XS Trust Series 2005-2, Class 1M1 0.974%, 8/25/35(a)	5,000	346,210
Series 2006-1, Class 1M1 0.924%, 2/25/36(a)	4,000	285,688
Master Asset Backed Securities Trust Series 2006-WMC1, Class A2 0.584%, 2/25/36(a)	698	665,861
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.594%, 4/25/37(a)	2,897	2,299,039
Series 2007-5, Class 2A1 1.174%, 10/25/37(a)	3,316	2,568,840
Nationstar Home Equity Loan Trust Series 2007-C, Class 2AV2 0.604%, 6/25/37(a)	3,100	1,190,917
Newcastle Mortgage Securities Trust Series 2006-1, Class A2 0.594%, 3/25/36(a)	1,119	1,090,957
Series 2007-1, Class 2A1 0.604%, 4/25/37(a)	3,109	2,041,914
Novastar Home Loan Equity Series 2007-2, Class M1 0.774%, 9/25/37(a)	4,935	132,752
Option One Mortgage Loan Trust Series 2006-2, Class 2A2 0.574%, 7/25/36(a)	3,277	2,672,070
Security National Mortgage Loan Trust Series 2007-1A, Class 1A1 5.91%, 4/25/37(b)	1,446	1,436,403
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.604%, 7/25/37(a)	4,185	1,323,506
Specialty Underwriting & Residential Finance Series 2005-AB2, Class M1 0.924%, 6/25/36(a)	2,000	459,400

		23,791,252

Home Equity Loans - Fixed Rate – 2.1%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	2,901	2,315,611

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	Principal Amount (000)	U.S. $ Value

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF2 2.645%, 4/25/34	$194	$177,801
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	3,242	579,967
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	2,180	1,370,742
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,285	1,022,756
Series 2005-RP2, Class AF2 5.75%, 9/25/35(b)	1,800	1,751,580
Series 2007-CB4, Class A2A 5.844%, 4/25/37	1,789	1,648,858
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(b)	5,500	2,775,184
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	377	363,766
Series 2006-5, Class A1 5.50%, 1/25/37	2,540	505,924
Household Home Equity Loan Trust Series 2007-1, Class A2F 5.60%, 3/20/36	7,610	6,286,339
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(b)(d)	35	2,289
Structured Asset Securities Corp. Series 2007-RM1, Class AI0 5.00%, 5/25/47(b)(e)	10,434	1,819,587

		20,620,404

Credit Cards - Fixed Rate – 0.6%
MBNA Master Credit Card Trust Series 1999-J, Class A 7.00%, 2/15/12	5,307	5,365,996

Autos - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.54%, 4/20/13(a)	4,360	3,795,818

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(b)	1,600	1,040,658

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	Principal Amount (000)	U.S. $ Value

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.574%, 2/25/47(a)(b)	$1,865	$37,300

Total Asset-Backed Securities (cost $98,415,546)		54,651,428

INFLATION-LINKED SECURITIES – 5.1%
United States – 5.1%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $49,960,823)	48,067	49,779,434

CMOS – 3.9%
Agency Fixed Rate – 1.3%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	6,262	6,353,620
Series 2006-50, Class PA 5.00%, 4/25/27	6,253	6,368,570

		12,722,190

Non-Agency Floating Rate – 1.3%
Adjustable Rate Mortgage Trust Series 2005-11, Class 5M1 0.944%, 2/25/36(a)	4,155	31,163
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 2.044%, 9/25/45(a)	98	48,755
Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 2.673%, 11/25/46(a)	2,136	666,540
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 1A6 0.954%, 2/25/35(a)	138	30,652
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-AR1, Class 1A1 0.784%, 8/25/35(a)	118	53,801
Series 2007-OA4, Class 1A1A 0.664%, 8/25/47(a)	2,775	897,419
Homebanc Mortgage Trust Series 2005-4, Class A2 0.804%, 10/25/35(a)	3,807	1,671,300
Lehman XS Trust Series 2007-2N, Class M1 0.814%, 2/25/37(a)	3,602	62,962

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	89

Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MLCC Mortgage Investors, Inc. Series 2004-A, Class A1 0.704%, 4/25/29(a)	$104	$59,667
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.84%, 2/25/42(a)(b)	3,481	3,304,690
Sequoia Mortgage Trust Series 2007-3, Class 1A1 0.67%, 7/20/36(a)	3,397	1,817,041
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.704%, 5/25/35(a)	179	94,256
Series 2005-9, Class 2A1 2.914%, 5/25/35(a)	964	304,620
Structured Asset Mortgage Investment, Inc. Series 2004-AR5, Class 1A1 0.796%, 10/19/34(a)	693	358,851
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 2.783%, 9/25/46(a)	3,511	1,092,735
Series 2006-AR4, Class 1A1B 2.763%, 5/25/46(a)	1,405	281,099
Series 2006-AR9, Class 1AB2 0.694%, 8/25/46(a)	4,400	1,854,208

		12,629,759

Non-Agency Fixed Rate – 0.7%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2006-AB2, Class A7 5.961%, 6/25/36	678	637,810
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	1,376	973,183
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	6,125	5,138,006

		6,748,999

Agency Floating Rate – 0.5%
Federal National Mortgage Association Series 2003-52, Class FV 1.474%, 5/25/31(a)	2,799	2,790,880
Series 2003-W13, Class AV2 0.754%, 10/25/33(a)	328	275,802
Freddie Mac Reference REMIC Series 2006-R008, Class FK 0.855%, 7/15/23(a)	1,586	1,567,769

		4,634,451

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Short Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non-Agency ARMS – 0.1%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.313%, 2/25/36(f)	$3,197	$1,414,046

Total CMOs (cost $63,738,188)		38,149,445

GOVERNMENTS - TREASURIES – 1.3%
United States – 1.3%
U.S. Treasury Bonds 5.00%, 8/15/11 (cost $12,391,636)	11,300	12,388,506

	Shares
SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(g) (cost $4,682,302)	4,682,302	4,682,302

Total Investments – 99.5% (cost $1,052,763,697)		962,492,904
Other assets less liabilities – 0.5%		4,417,100

Net Assets – 100.0%		$966,910,004

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	1,343	June 2009	$291,371,094	$290,906,392	$(464,702)
Sold Contracts
U.S. T-Note 10 Yr Futures	399	June 2009	48,431,110	47,892,469	538,641
U.S. T-Note 5 Yr Futures	217	June 2009	25,402,148	25,299,149	102,999

					$176,938

(a)	Floating Rate Security. Stated interest rate was in effect at February 28, 2009.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, the aggregate market value of these securities amounted to $32,258,429 or 3.3% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2009.

(d)	Illiquid security, valued at fair value.

(e)	IO – Interest Only

(f)	Variable rate coupon, rate shown as of February 28, 2009.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	91

Short Duration Bond Portfolio—Portfolio of Investments

(g)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 28, 2009, the fund’s total exposure to subprime investments was 6.34%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOS – Collateralized Mortgage Obligations

REITS – Real Estate Investment Trusts

REMIC – Real Estate Mortgage Investment Conduit

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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INTERMEDIATE DURATION BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 40.5%
Industrial – 18.4%
Basic – 2.2%
ArcelorMittal 6.125%, 6/01/18(a)	$4,330	$3,333,784
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16(a)	3,132	3,200,024
Celulosa Arauco Y Constitucion 8.625%, 8/15/10(a)	999	1,031,037
The Dow Chemical Co. 7.375%, 11/01/29(a)	200	128,435
International Paper Co. 5.30%, 4/01/15(a)	2,625	1,889,362
7.40%, 6/15/14(a)	4,280	3,442,849
Lubrizol Corp. 4.625%, 10/01/09(a)	805	809,748
Packaging Corp. of America 5.75%, 8/01/13(a)	1,329	1,194,107
PPG Industries, Inc. 5.75%, 3/15/13(a)	3,190	3,208,119
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18(a)	2,125	1,877,435
United States Steel Corp. 5.65%, 6/01/13(a)	3,901	3,191,607
7.00%, 2/01/18(a)	1,260	944,286

		24,250,793

Capital Goods – 2.2%
Caterpillar Financial Services 4.50%, 6/15/09(a)	2,246	2,251,215
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	5,151	5,074,286
6.75%, 8/15/14(a)	1,166	1,140,435
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)(b)	1,449	1,308,356
Illinois Tool Works, Inc. 5.75%, 3/01/09(a)	1,727	1,727,000
Lafarge SA 6.15%, 7/15/11(a)	2,204	1,942,112
Masco Corp. 4.80%, 6/15/15(a)	4,795	3,241,051
6.125%, 10/03/16(a)	5,040	3,471,426
Tyco International Finance SA 6.00%, 11/15/13(a)	1,250	1,175,519
8.50%, 1/15/19(a)	1,265	1,320,266
Waste Management, Inc. 6.875%, 5/15/09(a)	1,435	1,443,939

		24,095,605

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	93

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications - Media – 1.9%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(b)	$3,710	$3,300,027
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	2,746	2,973,130
Comcast Cable Communications, Inc. 6.875%, 6/15/09(a)	1,463	1,472,899
Comcast Corp. 5.30%, 1/15/14(a)	3,203	3,094,204
5.50%, 3/15/11(a)	2,767	2,807,312
News America Holdings, Inc. 6.55%, 3/15/33(a)	1,383	1,093,376
Reed Elsevier Capital, Inc. 8.625%, 1/15/19(a)	1,345	1,347,858
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	710	534,255
Time Warner Entertainment Co. 8.375%, 3/15/23(a)	4,950	4,811,093
WPP Finance Corp. 5.875%, 6/15/14(a)	376	327,180

		21,761,334

Communications - Telecommunications – 5.0%
AT&T Corp. 8.00%, 11/15/31(a)	295	323,430
AT&T, Inc. 4.125%, 9/15/09(a)	2,135	2,157,249
British Telecommunications PLC 8.625%, 12/15/10(a)	4,581	4,773,613
Embarq Corp. 6.738%, 6/01/13(a)	3,425	3,219,500
7.082%, 6/01/16(a)	7,985	7,186,500
New Cingular Wireless Services, Inc. 8.75%, 3/01/31(a)	2,294	2,512,444
Pacific Bell Telephone Co. 6.625%, 10/15/34(a)	6,250	5,588,031
Qwest Corp. 7.50%, 10/01/14(a)	3,270	2,906,213
7.875%, 9/01/11(a)	3,735	3,678,975
8.875%, 3/15/12(a)	2,780	2,738,300
Telecom Italia Capital SA 4.00%, 1/15/10(a)	2,995	2,942,959
6.375%, 11/15/33(a)	375	279,900
US Cellular Corp. 6.70%, 12/15/33(a)	4,720	3,387,124

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 4.90%, 9/15/15(a)	$2,540	$2,385,187
5.25%, 4/15/13(a)	2,310	2,345,165
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12(a)	2,259	2,267,019
Vodafone Group PLC 5.50%, 6/15/11(a)	3,015	3,057,496
7.75%, 2/15/10(a)	4,075	4,235,323

		55,984,428

Consumer Cyclical - Other – 0.8%
Marriott International, Inc. Series J 5.625%, 2/15/13(a)	4,120	3,523,436
MDC Holdings, Inc. 5.50%, 5/15/13(a)	4,540	3,791,104
Wyndham Worldwide Corp. 6.00%, 12/01/16(a)	4,535	2,196,650

		9,511,190

Consumer Non-Cyclical – 2.9%
Avon Products, Inc. 6.50%, 3/01/19	2,850	2,790,731
Baxter FinCo BV 4.75%, 10/15/10(a)	3,753	3,854,526
Bunge Ltd. Finance Corp. 5.10%, 7/15/15(a)	1,711	1,334,667
5.875%, 5/15/13(a)	2,720	2,391,206
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	3,480	3,216,550
ConAgra Foods, Inc. 7.875%, 9/15/10(a)	641	677,647
Fortune Brands, Inc. 4.875%, 12/01/13(a)	2,016	1,846,188
Kraft Foods, Inc. 4.125%, 11/12/09(a)	3,245	3,282,172
5.25%, 10/01/13(a)	4,355	4,427,324
The Kroger Co. 6.80%, 12/15/18(a)	2,175	2,243,619
Reynolds American, Inc. 7.25%, 6/01/13(a)	3,730	3,561,038
Safeway, Inc. 6.50%, 3/01/11(a)	453	474,098
Wyeth 5.50%, 2/01/14(a)	2,212	2,328,241

		32,428,007

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	95

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy – 1.8%
Amerada Hess Corp. 7.875%, 10/01/29(a)	$3,628	$3,432,451
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)	1,220	1,166,464
ConocoPhillips 6.375%, 3/30/09(a)	1,854	1,859,353
Nabors Industries, Inc. 9.25%, 1/15/19(a)(b)	2,995	2,752,186
Noble Energy, Inc. 8.25%, 3/01/19(a)	2,858	2,869,409
The Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	2,115	2,040,552
Valero Energy Corp. 6.875%, 4/15/12(a)	3,943	3,986,456
Weatherford International Ltd. 5.15%, 3/15/13(a)	1,600	1,467,582

		19,574,453

Technology – 1.4%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	2,290	2,191,157
Electronic Data Systems Corp. 7.45%, 10/15/29(a)	1,555	1,721,309
Series B 6.00%, 8/01/13(a)	5,930	6,259,987
International Business Machines Corp. Series MTN 4.375%, 6/01/09(a)	455	456,371
Motorola, Inc. 6.50%, 9/01/25(a)	1,800	1,033,740
7.50%, 5/15/25(a)	290	154,748
7.625%, 11/15/10(a)	146	139,080
Xerox Capital Trust I 8.00%, 2/01/27(a)	4,410	3,297,247

		15,253,639

Transportation - Railroads – 0.2%
Canadian Pacific Railway Co. 6.50%, 5/15/18(a)	935	821,335
Norfolk Southern Corp. 6.20%, 4/15/09(a)	1,770	1,771,326

		2,592,661

		205,452,110

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	Principal Amount (000)	U.S. $ Value

Financial Institutions – 18.3%
Banking – 11.4%
American Express Centurion Series MTN 4.375%, 7/30/09(a)	$2,567	$2,537,780
American Express Co. 4.75%, 6/17/09(a)	1,922	1,919,845
ANZ National International Ltd. 6.20%, 7/19/13(a)(b)	1,890	1,811,735
Bank of America Corp. 4.875%, 1/15/13(a)	4,230	3,711,597
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11(a)	170	175,519
BankAmerica Capital II Series 2 8.00%, 12/15/26(a)	1,950	1,159,698
Barclays Bank PLC 8.55%, 6/15/11(a)(b)(c)	961	348,816
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	5,410	4,815,409
Capital One Bank 5.00%, 6/15/09(a)	4,275	4,238,556
6.50%, 6/13/13(a)	2,990	2,772,445
Capital One Financial Corp. 5.50%, 6/01/15(a)	484	402,171
6.75%, 9/15/17(a)	383	336,570
Citigroup, Inc. 1.42%, 6/09/09(a)(d)	421	412,470
4.625%, 8/03/10(a)	2,357	2,162,962
5.50%, 4/11/13(a)	2,900	2,625,976
6.50%, 8/19/13(a)	2,770	2,582,463
Compass Bank 5.50%, 4/01/20(a)	4,989	3,356,465
Countrywide Financial Corp. 6.25%, 5/15/16(a)	1,806	1,518,768
Series MTN 5.80%, 6/07/12(a)	1,272	1,165,690
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	1,151	1,072,443
Credit Suisse First Boston USA, Inc. 5.50%, 8/15/13(a)	1,128	1,108,897
Deutsche Bank AG London 5.00%, 10/12/10(a)	4,225	4,226,910
The Goldman Sachs Group, Inc. 4.75%, 7/15/13(a)	3,441	3,149,444
5.125%, 1/15/15(a)	1,590	1,421,989

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

7.35%, 10/01/09(a)	$899	$912,487
7.50%, 2/15/19(a)	2,855	2,827,718
Huntington National Bank Series BKNT 4.375%, 1/15/10(a)	517	496,863
JP Morgan Chase & Co. 6.75%, 2/01/11(a)	6,200	6,335,817
JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37(a)	733	547,419
KeyBank NA Series BKNT 7.00%, 2/01/11(a)	3,140	3,103,485
Marshall & Ilsley Bank Series BKNT 5.00%, 1/17/17(a)	3,700	2,525,342
Marshall & Ilsley Corp. 4.375%, 8/01/09(a)	3,377	3,358,112
5.626%, 8/17/09(a)	2,022	2,019,022
Merrill Lynch & Co., Inc. 6.05%, 5/16/16(a)	1,607	1,166,912
Morgan Stanley 5.05%, 1/21/11(a)	4,375	4,314,677
6.60%, 4/01/12(a)	2,565	2,546,919
6.75%, 4/15/11(a)	4,135	4,151,945
Series MTN 5.625%, 1/09/12(a)	3,940	3,800,390
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(a)(c)	250	172,128
National City Bank of Cleveland Ohio Series BKNT 6.20%, 12/15/11(a)	4,225	4,119,058
6.25%, 3/15/11(a)	4,245	4,147,212
Regions Financial Corp. 6.375%, 5/15/12(a)	4,250	3,859,408
Resona Bank Ltd. 5.85%, 4/15/16(a)(b)(c)	330	150,150
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(c)	619	266,829
Royal Bank of Scotland Group PLC 6.40%, 4/01/09(a)	2,824	2,811,411
SouthTrust Corp. 5.80%, 6/15/14(a)	3,315	3,003,354
Standard Chartered PLC 6.409%, 1/30/17(a)(b)(c)	4,800	1,519,478
Suntrust Bank Series CD 1.381%, 6/02/09(a)(d)	591	578,908

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Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

UBS Preferred Funding Trust I 8.622%, 10/01/10(a)(c)	$2,319	$836,760
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	1,913	1,913,945
Union Bank of California Series BKNT 5.95%, 5/11/16(a)	1,005	899,041
Union Planters Corp. 7.75%, 3/01/11(a)	2,817	2,737,175
US Bancorp 5.30%, 4/28/09(a)	4,260	4,266,833
Wachovia Corp. 5.35%, 3/15/11(a)	2,205	2,217,099
Series MTN 5.50%, 5/01/13(a)	4,155	4,000,924
Wells Fargo & Co. 4.20%, 1/15/10(a)	1,808	1,805,724
Zions Banc Corp. 5.50%, 11/16/15(a)	1,420	960,437

		127,407,600

Finance – 2.6%
American General Finance Corp. Series MTNG 5.375%, 9/01/09(a)	1,705	1,217,017
Series MTNI 4.625%, 5/15/09(a)	2,620	2,252,013
CIT Group, Inc. 5.85%, 9/15/16(a)	4,960	2,660,524
General Electric Capital Corp. 4.80%, 5/01/13(a)	4,955	4,667,149
Series MTNA 4.375%, 11/21/11(a)	3,613	3,538,211
HSBC Finance Corp. 7.00%, 5/15/12(a)	2,095	2,083,249
International Lease Finance Corp. 6.375%, 3/15/09(a)	4,190	4,000,269
Series MTN 5.65%, 6/01/14(a)	524	306,460
SLM Corp. Series MTN 5.125%, 8/27/12(a)	1,145	756,269
5.40%, 10/25/11(a)	3,309	2,448,660
Series MTNA 5.375%, 1/15/13 - 5/15/14(a)	8,395	5,223,858

		29,153,679

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	99

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Insurance – 2.6%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16(a)	$1,820	$1,285,894
Allstate Life Global Funding Trust Series 04-1 4.50%, 5/29/09(a)	1,884	1,885,340
Assurant, Inc. 5.625%, 2/15/14(a)	1,028	848,754
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10(a)	1,656	1,690,690
GE Insurance Solutions Corp. 7.00%, 2/15/26(a)	3,065	2,404,235
Genworth Financial, Inc. 5.231%, 5/16/09(a)	1,342	1,323,097
Series MTN 6.515%, 5/22/18(a)	4,100	1,785,136
Humana, Inc. 6.30%, 8/01/18(a)	1,094	885,710
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	2,683	2,152,936
Prudential Financial, Inc. Series MTN 5.15%, 1/15/13(a)	2,545	2,276,899
UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	1,589	1,589,302
5.25%, 3/15/11(a)	4,300	4,339,951
WellPoint, Inc. 4.25%, 12/15/09(a)	4,327	4,315,979
XL Capital Ltd. 5.25%, 9/15/14(a)	4,520	2,845,087

		29,629,010

REITS – 1.7%
ERP Operating LP 5.25%, 9/15/14(a)	4,570	3,850,243
HCP, Inc. 6.00%, 1/30/17(a)	4,630	3,126,482
Health Care REIT, Inc. 6.20%, 6/01/16(a)	3,980	3,081,535
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	2,373	1,852,081
Simon Property Group LP 5.00%, 3/01/12(a)	4,335	3,867,891
5.625%, 8/15/14(a)	3,236	2,777,378

		18,555,610

		204,745,899

100	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 3.3%
Electric – 2.1%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	$4,720	$4,879,423
Exelon Corp. 6.75%, 5/01/11(a)	1,295	1,295,150
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	1,300	1,298,635
Series C 7.375%, 11/15/31(a)	2,291	1,955,334
FPL Group Capital, Inc. 5.625%, 9/01/11(a)	2,855	3,009,861
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	2,638	2,718,158
Nisource Finance Corp. 6.80%, 1/15/19(a)	4,345	3,407,275
7.875%, 11/15/10(a)	1,656	1,621,844
Pacific Gas & Electric Co. 4.80%, 3/01/14(a)	1,700	1,735,059
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)(b)	1,447	1,433,161

		23,353,900

Natural Gas – 1.0%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	506	512,058
Energy Transfer Partners LP 6.70%, 7/01/18(a)	3,640	3,286,115
7.50%, 7/01/38(a)	4,135	3,464,291
Enterprise Products Operating LLC Series B 5.60%, 10/15/14(a)	1,278	1,186,698
Williams Cos, Inc. 7.125%, 9/01/11(a)	2,285	2,227,875

		10,677,037

Other Utility – 0.2%
Veolia Environnement 6.00%, 6/01/18(a)	2,785	2,599,238

		36,630,175

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
Gaz Capital SA 6.212%, 11/22/16(a)(b)	7,890	5,156,667

Total Corporates - Investment Grades (cost $509,336,128)		451,984,851

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	101

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 26.1%
Agency Fixed Rate 30-Year – 25.4%
Federal Home Loan Mortgage Corp. Gold. Series 2005 4.50%, 8/01/35 - 10/01/35(a)	$3,669	$3,678,554
5.50%, 1/01/35(a)	10,844	11,139,463
Series 2006 4.50%, 1/01/36 - 5/01/36(a)	183	183,128
7.00%, 8/01/36 - 10/01/36(a)	1,216	1,288,729
Series 2007 5.50%, 7/01/35(a)	5,612	5,773,091
7.00%, 2/01/37(a)	11,587	12,283,578
Series 2008 6.50%, 5/01/35(a)	5,593	5,901,908
Federal National Mortgage Association Series 2003 5.00%, 11/01/33(a)	15,479	15,807,697
5.50%, 4/01/33 - 7/01/33(a)	20,838	21,431,615
Series 2004 5.50%, 4/01/34 - 11/01/34(a)	15,892	16,334,240
Series 2005 4.50%, 8/01/35 - 10/01/35(a)	24,174	24,256,611
5.50%, 2/01/35(a)	3,835	3,944,007
6.00%, 4/01/35(a)	12,406	12,879,282
Series 2006 5.00%, 1/01/36 - 2/01/36(a)	19,979	20,371,608
6.00%, 11/01/36(a)	23,662	24,484,259
6.50%, 9/01/36(a)	31,584	33,076,616
Series 2007 4.50%, 9/01/35 - 8/01/37(a)	14,008	14,077,385
5.50%, 8/01/37(a)	27,949	28,745,115
Series 2008 6.00%, 3/01/37(a)	27,250	28,213,546

		283,870,432

Agency ARMS – 0.7%
Federal Home Loan Mortgage Corp. Series 2006 5.811%, 12/01/36(a)(d)	1,628	1,686,279
Series 2007 5.979%, 2/01/37(a)(d)	5,587	5,810,349

		7,496,628

Total Mortgage Pass - Thru’s (cost $281,545,845)		291,367,060

102	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 15.3%
Non-Agency Fixed Rate CMBS – 15.2%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class A2 5.787%, 5/11/35(a)	$816	$790,979
Series 2004-4, Class A3 4.128%, 7/10/42(a)	996	969,429
Series 2004-6, Class A2 4.161%, 12/10/42(a)	3,729	3,555,541
Series 2006-5, Class A4 5.414%, 9/10/47(a)	7,680	5,044,015
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PWR7, Class A3 5.116%, 2/11/41(a)	2,500	1,866,549
Series 2005-T18, Class A4 4.933%, 2/13/42(a)	4,235	3,206,276
Series 2006-PW12, Class A4 5.718%, 9/11/38(a)	2,285	1,639,584
Series 2007-PW18, Class A4 5.70%, 6/11/50(a)	8,425	5,362,277
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.096%, 12/10/49(a)	8,585	5,532,203
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46(a)	3,065	1,977,993
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-CK2, Class A2 3.861%, 3/15/36(a)	71	69,445
Series 2004-C1, Class A4 4.75%, 1/15/37(a)	1,815	1,478,919
Series 2005-C1, Class A4 5.014%, 2/15/38(a)	1,516	1,165,582
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class A3 5.467%, 9/15/39(a)	6,475	3,669,959
Series 2006-C5, Class A3 5.311%, 12/15/39(a)	4,500	2,733,398
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	3,265	3,028,942

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	103

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Greenwich Capital Commercial Funding Corp. Series 2003-C1, Class A4 4.111%, 7/05/35(a)	$1,102	$928,604
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	1,813	1,733,126
Series 2007-GG11, Class A4 5.736%, 12/10/49(a)	1,470	919,839
Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	9,020	5,650,844
GS Mortgage Securities Corp. II Series 2006-GG8, Class A2 5.479%, 11/10/39(a)	8,400	6,882,881
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38(a)	1,720	1,454,414
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)	1,846	1,379,500
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	2,810	2,519,014
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	1,294	1,190,954
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)	4,158	2,605,293
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)	7,100	4,467,539
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)	8,580	5,175,601
Series 2007-LD11, Class A2 5.804%, 6/15/49(a)	9,010	6,829,424
LB-UBS Commercial Mortgage Trust Series 2003-C3, Class A4 4.166%, 5/15/32(a)	4,900	4,110,689
Series 2004-C2, Class A4 4.367%, 3/15/36(a)	7,760	5,922,543
Series 2004-C4, Class A4 5.227%, 6/15/29(a)	6,015	4,812,467
Series 2004-C8, Class A2 4.201%, 12/15/29(a)	1,074	1,042,551
Series 2005-C1, Class A4 4.742%, 2/15/30(a)	4,209	3,270,758
Series 2005-C7, Class A4 5.197%, 11/15/30(a)	2,380	1,760,214
Series 2006-C1, Class A4 5.156%, 2/15/31(a)	6,557	4,489,842
Series 2006-C6, Class A4 5.372%, 9/15/39(a)	8,090	5,257,194

104	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007-C1, Class A4 5.424%, 2/15/40(a)	$5,725	$3,498,358
Series 2008-C1, Class A2 6.149%, 4/15/41(a)	4,785	3,039,471
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.242%, 11/12/37(a)	2,100	1,536,284
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)	2,230	2,135,594
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1, Class A2 5.439%, 2/12/39(a)	5,385	4,652,225
Series 2006-2, Class A4 5.909%, 6/12/46(a)	3,075	2,122,354
Series 2007-9, Class A4 5.70%, 9/12/49(a)	8,644	5,046,676
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40(a)	6,500	5,798,109
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)	5,186	3,877,631
Series 2007-HQ13, Class A3 5.569%, 12/15/44(a)	8,155	4,740,493
Series 2007-IQ15, Class A4 5.881%, 6/11/49(a)	4,030	2,417,438
Series 2007-T27, Class A4 5.65%, 6/11/42(a)	9,860	6,660,014
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45(a)	8,565	5,866,082
Series 2007-C32, Class A3 5.741%, 6/15/49(a)	6,885	3,595,837

		169,480,948

Non-Agency Floating Rate CMBS – 0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.885%, 3/06/20(a)(b)(d)	1,855	1,215,169

Total Commercial Mortgage-Backed Securities (cost $239,793,564)		170,696,117

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	105

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS - SOVEREIGN AGENCIES – 2.8%
Germany – 0.5%
Landwirtschaftliche Rentenbank 5.125%, 3/14/16 - 2/01/17(a)		$5,490	$5,953,368

South Korea – 0.1%
Korea Development Bank 4.625%, 9/16/10(a)		1,335	1,299,218

United Kingdom – 1.7%
Barclays Bank PLC Series EMTN 2.875%, 12/23/11(a)	GBP	3,095	4,462,838
Lloyds TSB Bank PLC Series EMTN 4.00%, 11/17/11(a)		971	1,445,511
Royal Bank of Scotland PLC Series EMTN 4.125%, 11/14/11(a)		1,838	2,741,221
Bank of Scotland PLC Series EMTN 4.625%, 11/04/11(a)		6,354	9,643,709

			18,293,279

United States – 0.5%
General Electric Capital Corp. 2.75%, 12/07/11(a)		4,050	5,825,736

Total Governments - Sovereign Agencies (cost $31,804,512)			31,371,601

GOVERNMENTS - TREASURIES – 2.8%
United Kingdom – 1.8%
United Kingdom Gilt 4.50%, 3/07/13(a)		$8,070	12,580,770
5.00%, 3/07/12(a)		4,620	7,215,470

			19,796,240

United States – 1.0%
U.S. Treasury Bonds 4.50%, 2/15/36(a)		10,266	11,369,817

Total Governments - Treasuries (cost $29,932,720)			31,166,057

106	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 2.3%
United States – 2.3%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS)(a) (cost $27,076,327)	$24,858	$25,743,390

GOVERNMENTS - SOVEREIGN BONDS – 2.0%
Brazil – 0.8%
Republic of Brazil 8.25%, 1/20/34(a)	8,475	9,195,375

Peru – 0.7%
Republic of Peru 8.375%, 5/03/16(a)	1,995	2,224,425
9.875%, 2/06/15(a)	4,245	5,030,325

		7,254,750

Russia – 0.5%
Russian Federation 7.50%, 3/31/30(a)(b)	6,469	5,704,929

Total Governments - Sovereign Bonds (cost $22,841,151)		22,155,054

AGENCIES – 1.6%
Agency Debentures – 1.6%
Federal National Mortgage Association 6.25%, 5/15/29(a)	12,375	15,337,253
6.625%, 11/15/30(a)	1,710	2,227,728

Total Agencies (cost $16,627,372)		17,564,981

CORPORATES - NON-INVESTMENT GRADES – 1.3%
Industrial – 1.3%
Basic – 0.0%
Westvaco Corp. 8.20%, 1/15/30(a)	670	511,985

Capital Goods – 0.3%
Mohawk Industries, Inc. 6.375%, 1/15/16(a)	4,515	3,362,424

Consumer Cyclical - Other – 0.9%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13(a)	4,520	3,570,800

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	107

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

7.375%, 11/15/15(a)	$3,621	$2,733,855
7.875%, 5/01/12(a)	3,776	3,266,240

		9,570,895

Transportation - Airlines – 0.1%
UAL Pass Through Trust Series 2007-1 Series 071A 6.636%, 7/02/22(a)	1,722	1,240,133

		14,685,437

Financial Institutions – 0.0%
Banking – 0.0%
RBS Capital Trust III 5.512%, 9/30/14(a)(c)	562	112,400

Total Corporates - Non-Investment Grades (cost $19,032,408)		14,797,837

CMOS – 1.2%
Non-Agency ARMS – 0.9%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.313%, 2/25/36(a)(c)	3,400	1,503,714
Series 2006-3, Class 22A1 6.039%, 5/25/36(a)(c)	1,541	634,645
Series 2007-1, Class 21A1 5.693%, 1/25/47(a)(c)	2,259	942,269
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.12%, 5/25/35(a)(c)	3,820	2,323,271
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(d)	4,110	2,064,219
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.102%, 6/26/35(a)(b)	2,272	1,943,593
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 6.012%, 5/25/36(a)(c)	1,957	725,580

		10,137,291

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 2.823%, 12/25/35(a)(d)	1,484	652,881
Series 2006-OA14, Class 3A1 2.673%, 11/25/46(a)(d)	4,837	1,509,477
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class M1 1.004%, 2/25/35(a)(d)	2,993	188,567

108	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1 0.584%, 3/25/36(a)(d)	$202	$182,933

		2,533,858

Agency Floating Rate – 0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.659%, 5/28/35(a)(d)	392	340,883

Total CMOs (cost $29,207,167)		13,012,032

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Russia – 0.9%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)(b)	4,470	2,592,600
7.75%, 5/29/18(a)(b)	13,270	7,895,650

Total Quasi-Sovereigns (cost $17,184,343)		10,488,250

ASSET-BACKED SECURITIES – 0.6%
Home Equity Loans - Floating Rate – 0.4%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.514%, 12/25/32(a)(d)	800	522,449
Citigroup Mortgage Loan Trust, Inc. Series 2007-AMC4, Class M1 0.744%, 5/25/37(a)(d)	3,715	142,656
GE-WMC Mortgage Securities LLC Series 2005-2, Class A2B 0.644%, 12/25/35(a)(d)	374	336,794
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.73%, 1/20/35(a)(d)	976	645,911
Lehman XS Trust Series 2005-4, Class 1M1 0.974%, 10/25/35(a)(d)	4,865	321,843
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.594%, 4/25/37(a)(d)	2,644	2,098,257

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	109

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Option One Mortgage Loan Trust Series 2006-3, Class M1 0.704%, 2/25/37(a)(d)	$1,785	$45,161
RAAC Series Series 2006-SP3, Class A1 0.554%, 8/25/36(a)(d)	422	396,718
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.644%, 3/25/35(a)(d)	182	156,792
Series 2005-RZ1, Class A2 0.674%, 4/25/35(a)(d)	403	298,540

		4,965,121

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33(a)	753	490,895
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)	145	144,220
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36(a)	224	216,378
Residential Funding Mortgage Securities II, Inc. Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	177	175,830

		1,027,323

Other ABS - Fixed Rate – 0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)(b)	1,000	650,411

Other ABS - Floating Rate – 0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.574%, 2/25/47(a)(b)(d)	2,220	44,400
SLM Student Loan Trust Series 2003-C, Class A1 2.096%, 9/15/16(a)(d)	281	267,970

		312,370

Total Asset-Backed Securities (cost $20,876,900)		6,955,225

110	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Intermediate Duration Bond Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SUPRANATIONALS – 0.5%
European Investment Bank 4.875%, 2/15/36(a)	$1,970	$1,895,636
International Bank for Reconstruction & Development 9.25%, 7/15/17(a)	2,340	3,249,591

Total Supranationals (cost $5,118,433)		5,145,227

	Shares
SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(e) (cost $13,951,300)	13,951,300	13,951,300

Total Investments – 99.1% (cost $1,264,328,170)		1,106,398,982
Other assets less liabilities – 0.9%		10,560,886

Net Assets – 100.0%		$1,116,959,868

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	$11,500	9/17/13	3 Month LIBOR	3.565%	$631,685

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at February 28, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr Futures	189	June 2009	$22,943,257	$22,685,906	$(257,351)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
British Pound settling 4/27/09	3	$3,608	$3,580	$28
British Pound settling 4/27/09	30,917	44,535,639	44,256,850	278,789

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	111

Intermediate Duration Bond Portfolio—Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,089,656,950.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, the aggregate market value of these securities amounted to $45,654,800 or 4.1% of net assets.

(c)	Variable rate coupon, rate shown as of February 28, 2009.

(d)	Floating Rate Security. Stated interest rate was in effect at February 28, 2009.

(e)	Investment in affiliated money market mutual fund.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of February 28, 2009, the fund’s total exposure to subprime investments was 1.29%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1. for additional details).

Currency Abbreviations:

GBP – Great British Pound

Glossary:

ABS – Asset-Backed Securities

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOS – Collateralized Mortgage Obligations

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REITS – Real Estate Investment Trusts

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

112	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

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INFLATION PROTECTED SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 99.3%
Inflation-Linked Securities – 99.3%
United States – 99.3%
U.S. Treasury Notes 1.625%, 1/15/15 – 1/15/18 (TIPS)	$107,118	$102,502,071
1.875%, 7/15/13 – 7/15/15 (TIPS)	99,255	97,947,641
2.00%, 7/15/14 – 1/15/26 (TIPS)	96,915	95,123,242
2.125%, 1/15/19 (TIPS)	14,688	14,751,808
2.375%, 1/15/17 (TIPS)	38,915	38,635,311
3.00%, 7/15/12 (TIPS)	66,494	68,862,963
3.375%, 1/15/12 (TIPS)	71,641	74,685,549
3.50%, 1/15/11 (TIPS)	22,424	23,153,273

Total Inflation-Linked Securities (cost $518,923,377)		515,661,858

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(a) (cost $2,074,724)	2,074,724	2,074,724

Total Investments – 99.7% (cost $520,998,101)		517,736,582
Other assets less liabilities – 0.3%		1,458,509

Net Assets – 100.0%		$519,195,091

(a)	Investment in affiliated money market mutual fund.

Glossary:

TIPS	– Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	113

Inflation Protected Securities Portfolio—Portfolio of Investments

HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS

February 28, 2009 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 75.4%
Industrial – 58.4%
Basic – 4.7%
Arch Western Finance LLC 6.75%, 7/01/13(a)	$670	$626,450
Bowater Canada Finance Corp. 7.95%, 11/15/11(a)	3,630	471,900
Domtar Corp. 7.125%, 8/15/15(a)	2,500	1,700,000
Evraz Group SA 8.25%, 11/10/15(a)(b)	1,369	807,710
8.875%, 4/24/13(a)(b)	200	120,500
Georgia-Pacific Corp. 7.00%, 1/15/15(a)(b)	905	841,650
7.125%, 1/15/17(a)(b)	595	545,912
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 5.734%, 11/15/14(a)(c)	525	49,875
9.75%, 11/15/14(a)	525	68,250
Huntsman International LLC 7.875%, 11/15/14(a)	975	463,125
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	1,575	94,500
Jefferson Smurfit Corp. US 8.25%, 10/01/12(d)	630	50,400
Momentive Performance Materials, Inc. 10.125%, 12/01/14(a)(e)	880	242,111
NewMarket Corp. 7.125%, 12/15/16(a)	615	482,775
NewPage Corp. 10.00%, 5/01/12(a)	797	241,093
Novelis, Inc. 7.25%, 2/15/15(a)	4,070	1,271,875
Peabody Energy Corp. 5.875%, 4/15/16(a)	900	805,500
7.375%, 11/01/16(a)	1,095	1,067,625
Series B 6.875%, 3/15/13(a)	1,815	1,765,088
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(d)	2,650	231,875
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)(b)	1,938	1,068,363
9.75%, 7/29/13(a)(b)	1,100	635,250
Steel Dynamics Inc. 7.75%, 4/15/16(a)(b)	2,730	2,102,100
Vedanta Resources PLC 8.75%, 1/15/14(a)(b)	2,600	1,820,000

		17,573,927

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High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Capital Goods – 5.5%
Alion Science and Technology Corp. 10.25%, 2/01/15(a)	$270	$81,000
AMH Holdings, Inc. 11.25%, 3/01/14(a)(f)	1,635	490,500
Berry Plastics Holding Corp. 8.875%, 9/15/14(a)	1,260	749,700
Bombardier, Inc. 6.30%, 5/01/14(a)(b)	3,015	2,020,050
8.00%, 11/15/14(a)(b)	2,120	1,505,200
Case Corp. 7.25%, 1/15/16(a)	2,935	2,010,475
Case New Holland, Inc. 7.125%, 3/01/14(a)	2,990	2,048,150
Crown Americas 7.625%, 11/15/13(a)	1,500	1,507,500
Hanson Ltd. 6.125%, 8/15/16(a)	706	314,279
L-3 Communications Corp. 5.875%, 1/15/15(a)	1,828	1,686,330
Series B 6.375%, 10/15/15(a)	340	321,300
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14(a)	2,530	2,441,450
Owens Corning, Inc. 6.50%, 12/01/16(a)	1,210	889,170
7.00%, 12/01/36(a)	1,555	962,458
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)(b)	990	702,900
Sequa Corp. 11.75%, 12/01/15(a)(b)	590	94,400
Terex Corp. 8.00%, 11/15/17(a)	786	632,730
United Rentals North America, Inc. 6.50%, 2/15/12(a)	1,155	906,675
7.75%, 11/15/13(a)	2,075	1,182,750

		20,547,017

Communications - Media – 7.4%
Allbritton Communications Co. 7.75%, 12/15/12(a)	1,351	607,950
AMC Entertainment, Inc. 11.00%, 2/01/16(a)	520	468,000
Cablevision Systems Corp. Series B 8.00%, 4/15/12(a)	2,387	2,309,422
CCH I LLC 11.00%, 10/01/15(a)	2,200	187,000
11.75%, 5/15/14(a)(f)	9,037	90,370

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	115

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Central European Media Enterprises Ltd. 8.25%, 5/15/12(a)(b)	EUR	398	$353,195
Charter Communications Operations LLC 8.00%, 4/30/12(a)(b)		$1,800	1,602,000
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)		5,809	493,765
5.75%, 1/15/13(a)		1,641	139,485
CSC Holdings, Inc. 6.75%, 4/15/12(a)		2,565	2,462,400
7.625%, 7/15/18(a)		1,535	1,373,825
7.875%, 2/15/18(a)		640	576,000
Dex Media West LLC Series B 8.50%, 8/15/10(a)		444	208,680
DirecTV Holdings LLC 6.375%, 6/15/15(a)		2,311	2,097,233
Echostar DBS Corp. 6.375%, 10/01/11(a)		1,080	1,031,400
6.625%, 10/01/14(a)		970	873,000
7.125%, 2/01/16(a)		1,650	1,489,125
Idearc, Inc. 8.00%, 11/15/16(a)		7,690	115,350
Intelsat Bermuda Ltd. 11.25%, 6/15/16(a)		2,812	2,650,310
Lamar Media Corp. 6.625%, 8/15/15(a)		890	574,050
Liberty Media Corp. 5.70%, 5/15/13(a)		545	412,171
LIN Television Corp. 6.50%, 5/15/13(a)		725	377,000
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(a)(f)		755	294,450
Quebecor Media, Inc. 7.75%, 3/15/16(a)		3,255	2,652,825
Rainbow National Services LLC 8.75%, 9/01/12(a)(b)		1,224	1,225,530
10.375%, 9/01/14(a)(b)		473	484,234
RH Donnelley Corp. Series A-1 6.875%, 1/15/13(a)		705	29,962
Series A-2 6.875%, 1/15/13(a)		2,248	95,540
Series A-3 8.875%, 1/15/16(a)		2,740	123,300
Series A-4 8.875%, 10/15/17(a)		6,350	285,750
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)		545	234,350

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High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univision Communications, Inc. 7.85%, 7/15/11(a)	$1,190	$678,300
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)(b)	982	186,580
WMG Holdings Corp. 9.50%, 12/15/14(a)(f)	3,196	1,102,620

		27,885,172

Communications - Telecommunications – 9.2%
American Tower Corp. 7.00%, 10/15/17(a)	310	303,800
Cincinnati Bell, Inc. 8.375%, 1/15/14(a)	1,740	1,592,100
Cricket Communications, Inc. 9.375%, 11/01/14(a)	2,085	1,902,563
Digicel Ltd. 9.25%, 9/01/12(a)(b)	2,227	2,009,868
Fairpoint Communications, Inc. 13.125%, 4/01/18(a)(b)	1,885	782,275
Frontier Communications Corp. 6.25%, 1/15/13(a)	1,977	1,799,070
9.00%, 8/15/31(a)	2,145	1,565,850
Inmarsat Finance PLC 7.625%, 6/30/12(a)	1,835	1,800,594
10.375%, 11/15/12(a)(f)	1,037	1,057,740
Level 3 Financing, Inc. 8.75%, 2/15/17(a)	2,360	1,351,100
9.25%, 11/01/14(a)	1,200	762,000
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)(b)	2,858	2,343,950
Nextel Communications, Inc. Series D 7.375%, 8/01/15(a)	4,450	2,047,000
Qwest Capital Funding, Inc. 7.25%, 2/15/11(a)	4,029	3,837,622
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	350	296,625
Sprint Capital Corp. 6.875%, 11/15/28(a)	3,815	2,107,787
8.75%, 3/15/32(a)	1,180	710,950
Sprint Nextel Corp. 6.00%, 12/01/16(a)	3,300	2,145,000
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14(a)	740	701,150
Vip Finance (Vimpelcom) 8.375%, 4/30/13(a)(b)	2,060	1,400,800

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	117

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Windstream Corp. 8.125%, 8/01/13(a)	$964	$935,080
8.625%, 8/01/16(a)	3,070	2,947,200

		34,400,124

Consumer Cyclical - Automotive – 3.2%
Affinia Group, Inc. 9.00%, 11/30/14(a)	45	20,250
Allison Transmission, Inc. 11.00%, 11/01/15(a)(b)	560	271,600
Ford Motor Co. 7.45%, 7/16/31(a)	5,020	941,250
Ford Motor Credit Co. 4.01%, 1/13/12(a)(c)	2,785	1,364,650
7.00%, 10/01/13(a)	4,474	2,203,606
8.00%, 12/15/16(a)	3,295	1,552,143
General Motors Corp. 8.25%, 7/15/23(a)	4,155	498,600
8.375%, 7/15/33(a)	6,705	888,412
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11(a)	550	440,000
9.00%, 7/01/15(a)	1,307	986,785
Keystone Automotive Operations, Inc. 9.75%, 11/01/13(a)	1,436	502,600
Lear Corp. Series B 5.75%, 8/01/14(a)	1,835	348,650
8.50%, 12/01/13(a)	370	66,600
8.75%, 12/01/16(a)	3,010	511,700
Tenneco, Inc. 8.625%, 11/15/14(a)	465	65,100
TRW Automotive, Inc. 7.25%, 3/15/17(a)(b)	4,330	1,212,400
Visteon Corp. 7.00%, 3/10/14(a)	1,795	71,800

		11,946,146

Consumer Cyclical - Other – 5.6%
Beazer Homes USA, Inc. 8.375%, 4/15/12(a)	1,500	517,500
Boyd Gaming Corp. 7.75%, 12/15/12(a)	737	552,750
Broder Brothers Co. Series B 11.25%, 10/15/10(a)	642	149,265
DR Horton, Inc. 4.875%, 1/15/10(a)	250	237,500
6.50%, 4/15/16(a)	2,180	1,700,400

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High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Gaylord Entertainment Co. 8.00%, 11/15/13(a)	$1,307	$865,887
Greektown Holdings LLC 10.75%, 12/01/13(b)(d)	850	76,500
Harrah’s Operating Co. Inc 10.75%, 2/01/16(a)	5,146	720,440
Harrah’s Operating Co., Inc. 5.75%, 10/01/17(a)	514	30,840
6.50%, 6/01/16(a)	5,352	321,120
Host Hotels & Resorts LP 6.875%, 11/01/14(a)	385	287,787
Series Q 6.75%, 6/01/16(a)	2,935	2,113,200
KB Home 6.375%, 8/15/11(a)	600	525,000
Lennar Corp. Series B 5.60%, 5/31/15(a)	1,135	768,963
Levi Strauss & Co. 8.875%, 4/01/16(a)	742	567,630
MGM Mirage 6.625%, 7/15/15(a)	3,952	1,541,280
7.625%, 1/15/17(a)	2,080	832,000
8.375%, 2/01/11(a)	1,024	327,680
Mohegan Tribal Gaming Auth 7.125%, 8/15/14(a)	1,245	373,500
Penn National Gaming, Inc. 6.875%, 12/01/11(a)	1,496	1,436,160
Pulte Homes, Inc. 5.25%, 1/15/14(a)	1,090	882,900
Six Flags Operations, Inc. 12.25%, 7/15/16(a)(b)	316	175,380
Six Flags, Inc. 9.625%, 6/01/14(a)	763	141,155
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13(a)	2,110	1,666,900
7.875%, 5/01/12(a)	539	466,235
Station Casinos, Inc. 6.625%, 3/15/18(a)	3,610	108,300
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)(b)	1,097	899,540
Universal City Development Partners 11.75%, 4/01/10(a)	610	468,175
Universal City Florida Holding Co. 8.375%, 5/01/10(a)	630	302,400
William Lyon Homes, Inc. 10.75%, 4/01/13(a)	1,597	319,400

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	119

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wynn Las Vegas Capital Corp. 6.625%, 12/01/14(a)	$2,135	$1,505,175

		20,880,962

Consumer Cyclical - Restaurants – 0.1%
OSI Restaurant Partners, Inc. 10.00%, 6/15/15(a)	1,065	264,919
Sbarro, Inc. 10.375%, 2/01/15(a)	415	153,550

		418,469

Consumer Cyclical - Retailers – 1.6%
Autonation, Inc. 3.094%, 4/15/13(a)(c)	175	138,688
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)	555	144,300
Couche-Tard US/Finance 7.50%, 12/15/13(a)	1,006	950,670
Dollar General Corp. 10.625%, 7/15/15(a)	510	511,275
GSC Holdings Corp. 8.00%, 10/01/12(a)	1,290	1,290,000
Limited Brands, Inc. 5.25%, 11/01/14(a)	2,028	1,370,255
6.90%, 7/15/17(a)	845	562,585
Michaels Stores, Inc. 10.00%, 11/01/14(a)	1,345	458,981
11.375%, 11/01/16(a)	1,165	275,231
Rite Aid Corp. 6.875%, 8/15/13(a)	2,080	353,600

		6,055,585

Consumer Non-Cyclical – 7.7%
Aramark Corp. 8.50%, 2/01/15(a)	1,710	1,556,100
Bausch & Lomb, Inc. 9.875%, 11/01/15(a)(b)	740	671,550
Biomet, Inc. 11.625%, 10/15/17(a)	1,220	1,128,500
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15(a)	1,240	421,600
Community Health Systems, Inc. 8.875%, 7/15/15(a)	3,391	3,208,734
DaVita, Inc. 6.625%, 3/15/13(a)	950	926,250
7.25%, 3/15/15(a)	1,219	1,182,430
Dean Foods Co. 7.00%, 6/01/16(a)	921	874,950
Del Monte Corp. 6.75%, 2/15/15(a)	395	377,225

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	Principal Amount (000)	U.S. $ Value

Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11(a)	$2,825	$2,408,313
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14(a)	670	666,650
HCA, Inc. 6.375%, 1/15/15(a)	4,848	3,345,120
6.50%, 2/15/16(a)	1,520	1,018,400
6.75%, 7/15/13(a)	1,650	1,311,750
9.25%, 11/15/16(a)	1,000	915,000
9.625%, 11/15/16(a)(e)	2,665	2,225,275
Healthsouth Corp. 10.75%, 6/15/16(a)	980	982,450
IASIS Healthcare Corp. 8.75%, 6/15/14(a)	1,174	1,127,040
New Albertsons, Inc. 7.45%, 8/01/29(a)	2,220	1,798,200
Select Medical Corp. 7.625%, 2/01/15(a)	910	559,650
Stater Brothers Holdings 8.125%, 6/15/12(a)	594	589,545
Universal Hospital Services, Inc. 5.943%, 6/01/15(a)(c)	895	635,450
Viant Holdings, Inc. 10.12%, 7/15/17(a)(b)	567	283,500
Visant Corp. 7.625%, 10/01/12(a)	883	823,397

		29,037,079

Energy – 6.6%
Chesapeake Energy Corp. 6.50%, 8/15/17(a)	3,850	3,031,875
6.625%, 1/15/16(a)	2,195	1,794,413
6.875%, 1/15/16(a)	270	222,075
7.50%, 9/15/13(a)	805	718,462
CIE Generale De Geophysique 7.50%, 5/15/15(a)	1,285	1,005,513
7.75%, 5/15/17(a)	195	151,125
Complete Production Services, Inc. 8.00%, 12/15/16(a)	1,325	896,031
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13(a)	1,145	440,825
Forest Oil Corp. 7.25%, 6/15/19(a)	2,790	2,232,000
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)(b)	1,425	1,090,125
Newfield Exploration Co. 7.125%, 5/15/18(a)	1,635	1,438,800

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	121

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

OPTI Canada, Inc. 8.25%, 12/15/14(a)		$1,108	$376,720
PetroHawk Energy Corp. 9.125%, 7/15/13(a)		2,806	2,651,670
Pioneer Natural Resources Co. 5.875%, 7/15/16(a)		1,495	1,140,287
Plains Exploration & Production Co. 7.75%, 6/15/15(a)		2,615	2,392,725
Pride International, Inc. 7.375%, 7/15/14(a)		634	630,830
Range Resources Corp. 7.50%, 5/15/16(a)		940	869,500
Southwestern Energy Co. 7.50%, 2/01/18(a)(b)		1,025	968,625
Tesoro Corp. 6.25%, 11/01/12(a)		1,180	1,014,800
6.50%, 6/01/17(a)		2,160	1,663,200

			24,729,601

Other Industrial – 0.8%
Central European Distribution Corp. 8.00%, 7/25/12(a)(b)	EUR	173	159,279
Noble Group Ltd. 6.625%, 3/17/15(a)(b)		$2,000	1,240,000
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14(a)		1,105	933,725
Sensus Metering Systems, Inc. 8.625%, 12/15/13(a)		655	537,100

			2,870,104

Services – 1.6%
Expedia, Inc. 8.50%, 7/01/16(a)(b)		1,070	877,400
Realogy Corp. 10.50%, 4/15/14(a)		2,530	531,300
Service Corp. International 6.75%, 4/01/16(a)		3,825	3,480,750
Ticketmaster Entertainment, Inc. 10.75%, 7/28/16(a)(b)		510	367,200
Travelport LLC 9.875%, 9/01/14(a)		535	216,675
West Corp. 9.50%, 10/15/14(a)		500	350,000

			5,823,325

Technology – 3.3%
Amkor Technology, Inc. 9.25%, 6/01/16(a)		2,210	1,248,650
Avago Technologies Finance 10.125%, 12/01/13(a)		755	636,088

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	Principal Amount (000)	U.S. $ Value

CA, Inc. 4.75%, 12/01/09(a)	$965	$965,000
First Data Corp. 9.875%, 9/24/15(a)	1,341	737,550
Flextronics International Ltd. 6.50%, 5/15/13(a)	1,418	1,251,385
Freescale Semiconductor, Inc. 8.875%, 12/15/14(a)	4,530	815,400
10.125%, 12/15/16(a)	2,625	341,250
Iron Mountain, Inc. 6.625%, 1/01/16(a)	1,360	1,264,800
7.75%, 1/15/15(a)	950	942,875
Lucent Technologies, Inc. 6.45%, 3/15/29(a)	1,260	456,750
NXP BV / NXP Funding LLC 3.844%, 10/15/13(a)(c)	1,000	160,000
9.50%, 10/15/15(a)	445	37,825
Seagate Technology HDD Holding 6.375%, 10/01/11(a)	2,143	1,446,525
Serena Software, Inc. 10.375%, 3/15/16(a)	875	518,437
Sungard Data Systems, Inc. 9.125%, 8/15/13(a)	1,712	1,455,200

		12,277,735

Transportation - Airlines – 0.6%
AMR Corp. 9.00%, 8/01/12(a)	1,570	989,100
Continental Airlines, Inc. 8.75%, 12/01/11(a)	1,330	851,200
Series RJO3 7.875%, 7/02/18(a)	532	314,134

		2,154,434

Transportation - Railroads – 0.3%
Trinity Industries, Inc. 6.50%, 3/15/14(a)	1,300	1,079,000

Transportation - Services – 0.2%
Avis Budget Car Rental 7.75%, 5/15/16(a)	1,660	332,000
Hertz Corp. 8.875%, 1/01/14(a)	1,145	561,050

		893,050

		218,571,730

Utility – 9.2%
Electric – 7.7%
The AES Corp. 7.75%, 3/01/14(a)	2,430	2,180,925

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	123

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

8.00%, 10/15/17(a)	$2,740	$2,329,000
8.75%, 5/15/13(a)(b)	140	135,800
CMS Energy Corp. 8.50%, 4/15/11(a)	835	842,723
Dynegy Holdings, Inc. 7.75%, 6/01/19(a)	3,360	2,032,800
8.375%, 5/01/16(a)	1,680	1,066,800
Dynegy Roseton/Danskammer Pass Through Trust Series A 7.27%, 11/08/10(a)	183	173,777
Series B 7.67%, 11/08/16(a)	1,222	916,500
Edison Mission Energy 7.00%, 5/15/17(a)	2,840	2,399,800
7.50%, 6/15/13(a)	1,360	1,247,800
7.75%, 6/15/16(a)	1,695	1,542,450
Energy Future Holdings Corp. 10.875%, 11/01/17(a)	1,545	880,650
Mirant Americas Generation LLC 8.50%, 10/01/21(a)	2,925	2,281,500
NRG Energy, Inc. 7.25%, 2/01/14(a)	420	395,850
7.375%, 2/01/16 - 1/15/17(a)	4,305	3,977,950
Reliant Energy, Inc. 6.75%, 12/15/14(a)	598	526,240
7.625%, 6/15/14(a)	2,265	1,642,125
7.875%, 6/15/17(a)	1,840	1,338,600
Texas Competitive Electric Holdings Co. LLC Series A 10.25%, 11/01/15(a)	2,151	1,086,255
TXU Corp. Series P 5.55%, 11/15/14(a)	1,957	859,416
Series Q 6.50%, 11/15/24(a)	3,106	799,404

		28,656,365

Natural Gas – 1.5%
El Paso Corp. 7.375%, 12/15/12(a)	1,245	1,153,582
7.75%, 1/15/32(a)	1,355	1,040,154
Enterprise Products Operating LLC 8.375%, 8/01/66(a)(g)	2,535	1,711,125
Kinder Morgan Finance Co. 5.70%, 1/05/16(a)	1,135	987,450

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High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Regency Energy Partners 8.375%, 12/15/13(a)	$1,089	$906,592

		5,798,903

		34,455,268

Credit Default Index Holdings – 4.9%
DJ CDX.NA.HY-100 – 4.9%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)(b)	17,100	14,535,000
Dow Jones CDX HY Series 5-T2 7.25%, 12/29/10(a)(b)	4,312	3,854,025

		18,389,025

Financial Institutions – 2.9%
Brokerage – 0.1%
E*Trade Financial Corp. 7.375%, 9/15/13(a)	680	217,600

Finance – 2.1%
GMAC LLC 6.75%, 12/01/14(a)(b)	1,657	804,606
6.875%, 9/15/11(a)(b)	4,435	2,887,176
8.00%, 11/01/31(a)(b)	1,332	597,962
iStar Financial, Inc. 5.15%, 3/01/12(a)	2,500	950,000
Residential Capital LLC 8.375%, 6/30/10(a)	1,625	650,000
9.625%, 5/15/15(a)(b)	5,320	2,021,600

		7,911,344

Insurance – 0.2%
Crum & Forster Holdings Corp. 7.75%, 5/01/17(a)	760	592,800
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)(b)	770	308,000

		900,800

REITS – 0.5%
AMR REAL ESTATE PTR/FIN 7.125%, 2/15/13(a)	2,500	2,056,250

		11,085,994

Total Corporates - Non-Investment Grades (cost $452,788,429)		282,502,017

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	125

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 15.4%
Industrial – 8.2%
Basic – 2.2%
ArcelorMittal 6.50%, 4/15/14(a)	$2,081	$1,793,379
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17(a)	2,735	2,358,937
The Mosaic Co. 7.625%, 12/01/16(a)(b)(h)	1,875	1,800,000
United States Steel Corp. 7.00%, 2/01/18(a)	1,825	1,367,715
Weyerhaeuser Co. 7.375%, 3/15/32(a)	1,385	919,585

		8,239,616

Capital Goods – 1.2%
Allied Waste North America, Inc. 6.375%, 4/15/11(a)	1,603	1,574,948
Series B 7.125%, 5/15/16(a)	1,053	1,016,145
Masco Corp. 6.125%, 10/03/16(a)	1,420	978,060
Tyco International Finance SA 8.50%, 1/15/19(a)	700	730,582

		4,299,735

Communications - Telecommunications – 1.7%
Alltel Corp. 7.875%, 7/01/32(a)	750	768,750
Embarq Corp. 6.738%, 6/01/13(a)	2,215	2,082,100
Qwest Corp. 6.50%, 6/01/17(a)	1,270	1,041,400
6.875%, 9/15/33(a)	2,240	1,500,800
8.875%, 3/15/12(a)	1,115	1,098,275

		6,491,325

Consumer Cyclical - Other – 0.5%
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	2,443	1,980,196

Consumer Cyclical - Retailers – 0.5%
Macy’s Retail Holdings, Inc. 5.75%, 7/15/14(a)	1,460	951,837
5.90%, 12/01/16(a)	1,495	888,611

		1,840,448

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High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.2%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	$1,080	$998,240
Coventry Health Care, Inc. 5.875%, 1/15/12(a)	683	537,315
Reynolds American, Inc. 7.25%, 6/01/12 - 6/01/13(a)	2,395	2,287,398
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17(a)	832	703,040

		4,525,993

Energy – 0.2%
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15(a)	856	761,270

Technology – 0.7%
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	1,300	1,243,888
Motorola, Inc. 7.50%, 5/15/25(a)	1,470	784,414
Xerox Corp. 6.40%, 3/15/16(a)	535	453,413

		2,481,715

		30,620,298

Financial Institutions – 3.5%
Banking – 2.1%
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	1,685	1,499,808
Capital One Financial Corp. 6.15%, 9/01/16(a)	1,000	725,044
6.75%, 9/15/17(a)	663	582,627
Citigroup, Inc. 5.50%, 4/11/13(a)	900	814,958
Countrywide Financial Corp. 6.25%, 5/15/16(a)	1,221	1,026,809
Series MTN 5.80%, 6/07/12(a)	515	471,958
Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11(a)	56	52,178
Fifth Third Bancorp 6.25%, 5/01/13(a)	1,225	1,169,555
Merrill Lynch & Co., Inc. 5.70%, 5/02/17(a)	2,065	1,459,430

		7,802,367

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	127

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 1.3%
CIT Group, Inc. 5.40%, 1/30/16(a)	$515	$275,949
Series MTN 5.125%, 9/30/14(a)	2,450	1,453,254
International Lease Finance Corp. 6.375%, 3/25/13(a)	2,815	1,774,210
SLM Corp. Series MTN 5.125%, 8/27/12(a)	255	168,427
Series MTNA 4.50%, 7/26/10(a)	845	668,032
5.00%, 10/01/13(a)	1,000	610,674

		4,950,546

Insurance – 0.1%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	450	361,096

Other Finance – 0.0%
Aiful Corp. 6.00%, 12/12/11(a)(b)	921	267,631

		13,381,640

Utility – 3.2%
Electric – 2.1%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11(a)	1,070	1,091,400
8.25%, 4/15/12(a)(b)	1,830	1,857,450
Aquila, Inc. 11.875%, 7/01/12(a)	1,096	1,156,280
Oncor Electric Delivery Co. 5.95%, 9/01/13(a)(b)	1,240	1,216,803
6.80%, 9/01/18(a)(b)	1,140	1,121,046
Sierra Pacific Power Co. Series M 6.00%, 5/15/16(a)	440	407,359
Teco Finance, Inc. 6.572%, 11/01/17(a)	500	413,699
7.00%, 5/01/12(a)	722	683,198

		7,947,235

Natural Gas – 1.1%
Tennessee Gas Pipeline Co. 7.00%, 10/15/28(a)	570	468,708
Williams Co., Inc. 7.625%, 7/15/19(a)	2,189	2,046,715
7.875%, 9/01/21(a)	1,634	1,527,790

		4,043,213

		11,990,448

128	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)(b)	$2,125	$1,774,375

Total Corporates - Investment Grades (cost $67,733,021)		57,766,761

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.0%
Non-Agency Fixed Rate CMBS – 3.0%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47(a)	1,500	985,159
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38(a)	2,375	1,652,782
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39(a)	1,875	1,174,649
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A4 5.179%, 12/15/44(a)	2,000	1,475,843
Series 2007-C1, Class A4 5.716%, 2/15/51(a)	1,100	536,069
Series 2007-CB18, Class A4 5.44%, 6/12/47(a)	1,875	1,126,757
Series 2007-LD11, Class A4 5.819%, 6/15/49(a)	2,000	1,181,361
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38(a)	2,600	1,674,069
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46(a)	2,125	1,389,159

Total Commercial Mortgage-Backed Securities (cost $15,346,798)		11,195,848

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Kazakhstan – 0.3%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)(b)	1,650	1,155,000

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	129

High Yield Portfolio—Portfolio of Investments

	Principal Amount (000)		U.S. $ Value

Russia – 0.5%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)(b)		$3,030	$1,757,400

Total Quasi-Sovereigns (cost $3,241,831)			2,912,400

EMERGING MARKETS - CORPORATE BONDS – 0.7%
Industrial – 0.7%
Consumer Cyclical - Other – 0.5%
Royal Caribbean Cruises Ltd. 7.00%, 6/15/13(a)		2,385	1,335,600
8.75%, 2/02/11(a)		846	626,040

			1,961,640

Consumer Non-Cyclical – 0.2%
Foodcorp Ltd. 8.875%, 6/15/12(a)(b)	EUR	1,128	815,113

Total Emerging Markets - Corporate Bonds (cost $4,027,181)			2,776,753

BANK LOANS – 0.7%
Industrial – 0.7%
Consumer Cyclical - Other – 0.3%
Las Vegas Sands LLC 2.16%, 5/23/14(c)		$2,469	1,097,209

Energy – 0.4%
Ashmore Energy International 0.38%-3.10%, 3/30/12(c)		250	147,289
4.46%, 3/30/14(c)		2,225	1,312,701

			1,459,990

Total Bank Loans (cost $2,797,993)			2,557,199

	Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.1%
Preferred Blocker, Inc. 7.00%(a)(b)		1,687	288,055

REITS – 0.1%
Sovereign REIT 12.00%(a)(b)		624	399,360

			687,415

130	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

	Shares	U.S. $ Value

Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(a)	36,525	$18,262
Federal National Mortgage Association 8.25%(a)	54,625	44,793

		63,055

Total Preferred Stocks (cost $3,520,973)		750,470

SHORT-TERM INVESTMENTS – 0.6%
Investment Companies – 0.6%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio(i) (cost $2,052,028)	2,052,028	2,052,028

Total Investments – 96.8% (cost $551,508,254)		362,513,476
Other assets less liabilities – 3.2%		11,987,649

Net Assets – 100.0%		$374,501,125

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND SOVEREIGN ISSUES (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at Feb. 28, 2009	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Morgan Capital Services, Inc.:
Residential Capital LLC 6.50%, 4/17/13, 6/30/10*	(5.00)%	85.757%	$1,625	$881,805	$556,563	$325,242
Sale Contracts:
Morgan Capital Services, Inc.:
CDX NA High Yield 5.00%, 6/20/13, 6/20/13*	5.00	15.153	960	(235,742)	(76,528)	(159,214)

*	Termination date

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	$1,000	9/17/13	3 Month LIBOR	3.620%	$57,558

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	131

High Yield Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at February 28, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Euro settling 3/02/09	1,496	$1,949,553	$1,896,157	$53,396
Euro settling 5/07/09	1,496	1,904,936	1,895,641	9,295

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $357,904,249.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2009, the aggregate market value of these securities amounted to $71,239,692 or 19.0% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at February 28, 2009.

(d)	Security is in default and is non-income producing.

(e)	Pay-In-Kind Payments (PIK).

(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(g)	Variable rate coupon, rate shown as of February 28, 2009.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2009.

(i)	Investment in affiliated money market mutual fund.

Currency Abbreviations:

EUR – Euro Dollar

Glossary:

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REITS – Real Estate Investment Trusts

See notes to financial statements.

132	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

High Yield Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

February 28, 2009 (unaudited)

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,331,649,069, $1,960,693,834 and $1,197,283,683, respectively)	$1,367,562,234		$1,540,010,774		$633,169,004
Affiliated issuers (cost $79,978,093, $1,839,640 and $18,500,056, respectively)	79,978,093		1,839,640		18,500,056
Foreign currencies, at value (cost $0, $0 and $2,200,453, respectively)	– 0	–	– 0	–	2,137,490
Dividends receivable	6,923,115		2,352,264		3,318,522
Receivable for investment securities sold	2,343,513		13,058,001		2,121,588
Receivable for shares of beneficial interest sold	172,335		122,199		418,783
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	3,081,879

Total assets	1,456,979,290		1,557,382,878		662,747,322

Liabilities
Payable for investment securities purchased	2,053,856		7,287,286		10,996,004
Payable for shares of beneficial interest redeemed	15,857		593,495		– 0	–
Unrealized depreciation of forward currency exchange contracts	– 0	–	– 0	–	7,056,121
Accrued expenses	105,653		90,058		158,487

Total liabilities	2,175,366		7,970,839		18,210,612

Net Assets	$1,454,803,924		$1,549,412,039		$644,536,710

Composition of Net Assets
Paid-in capital	$3,035,226,568		$2,496,985,177		$1,488,770,853
Undistributed/(distributions in excess of) net investment income	9,224,239		5,050,493		(46,124,747)
Accumulated net realized loss on investment and foreign currency transactions	(625,560,048)		(531,940,571)		(229,905,870)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(964,086,835)		(420,683,060)		(568,203,526)

Net Assets	$1,454,803,924		$1,549,412,039		$644,536,710

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	291,020,983		228,926,051		140,729,823

Net Asset Value	$5.00		$6.77		$4.58

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	133

Statement of Assets & Liabilities

	International Value	International Growth		Small-Mid Cap Value
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,333,122,900, $1,067,253,980 and $632,567,402, respectively)	$728,702,928	$751,775,264		$350,257,898
Affiliated issuers (cost $19,019,312, $21,698,070 and $19,152,727, respectively)	19,019,312	21,698,070		19,152,727
Cash(a)	750,100	– 0	–	– 0	–
Foreign currencies, at value (cost $3,601,149, $8,124,263 and $0, respectively)	3,533,954	8,030,495		– 0	–
Unrealized appreciation of forward currency exchange contracts	11,318,068	20,887,858		– 0	–
Dividends receivable	2,260,474	2,872,924		743,647
Receivable for investment securities sold	1,287,654	21,391,024		563,006
Receivable for shares of beneficial interest sold	56,357	42,346		229,226

Total assets	766,928,847	826,697,981		370,946,504

Liabilities
Unrealized depreciation of forward currency exchange contracts	15,960,676	22,686,284		– 0	–
Payable for investment securities purchased and foreign currency transactions	9,281,090	37,084,934		3,435,738
Payable for variation margin on futures contracts	114,342	– 0	–	– 0	–
Payable for shares of beneficial interest redeemed	18,630	476,739		219
Accrued expenses	137,902	108,143		68,556

Total liabilities	25,512,640	60,356,100		3,504,513

Net Assets	$741,416,207	$766,341,881		$367,441,991

Composition of Net Assets
Paid-in capital	$1,599,089,762	$1,408,652,213		$736,769,818
Undistributed net investment income	4,512,729	1,912,809		5,312,088
Accumulated net realized loss on investment and foreign currency transactions	(251,787,792)	(326,865,066)		(92,330,411)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(610,398,492)	(317,358,075)		(282,309,504)

Net Assets	$741,416,207	$766,341,881		$367,441,991

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	156,563,181	127,272,679		70,649,375

Net Asset Value	$4.74	$6.02		$5.20

(a)	An amount of $750,100 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2009 for the International Value Portfolio.

See notes to financial statements.

134	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

	Small-Mid Cap Growth		Short Duration Bond		Intermediate Duration Bond
Assets
Investments in securities, at value
Unaffiliated issuers (cost $531,759,415, $1,048,081,395 and $1,250,376,870, respectively)	$385,093,436		$957,810,602		$1,092,447,682
Affiliated issuers (cost $9,256,205, $4,682,302 and $13,951,300, respectively)	9,256,205		4,682,302		13,951,300
Cash(a)	0		1,348,075		580,800
Receivable for investment securities sold	1,703,699		52,113,307		1,531,932
Dividends and interest receivable	57,385		7,900,401		13,174,848
Receivable for shares of beneficial interest sold	52,232		– 0	–	– 0	–
Receivable due from Adviser	791		– 0	–	– 0	–
Unrealized appreciation of forward currency exchange contracts	– 0	–	– 0	–	278,817
Receivable for variation margin on futures contracts	– 0	–	415,298		– 0	–
Unrealized appreciation of swap contracts	– 0	–	– 0	–	631,685
Other asset (see Note E)	– 0	–	– 0	–	204,921

Total assets	396,163,748		1,024,269,985		1,122,801,985

Liabilities
Payable for investment securities purchased	6,853,869		53,999,617		2,814,261
Payable for variation margin on futures contracts	– 0	–	– 0	–	24,264
Payable for shares of beneficial interest redeemed	– 0	–	3,286,670		2,914,537
Accrued expenses	53,001		73,694		89,055

Total liabilities	6,906,870		57,359,981		5,842,117

Net Assets	$389,256,878		$966,910,004		$1,116,959,868

Composition of Net Assets
Paid-in capital	$659,192,675		$1,099,605,624		$1,270,735,492
Undistributed net investment income	675,467		1,767,766		2,664,538
Accumulated net realized gain (loss) on investment and foreign currency transactions	(123,945,285)		(44,369,531)		848,178
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(146,665,979)		(90,093,855)		(157,288,340)

Net Assets	$389,256,878		$966,910,004		$1,116,959,868

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	56,107,200		107,661,299		123,849,426

Net Asset Value	$6.94		$8.98		$9.02

(a)	An amount of $1,348,075 and $580,800 has been segregated to collateralize margin requirements for open futures contracts outstanding at February 28, 2009 for the Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	135

Statement of Assets & Liabilities

	Inflation Protected Securities		High Yield
Assets
Investments in securities, at value
Unaffiliated issuers (cost $518,923,378 and $549,456,226, respectively)	$515,661,858		$360,461,448
Affiliated issuers (cost $2,074,724 and $2,052,028, respectively)	2,074,724		2,052,028
Foreign currencies, at value (cost $0 and $282,662, respectively)	– 0	–	279,714
Dividends and interest receivable	1,521,698		11,123,459
Receivable for shares of beneficial interest sold	– 0	–	7,753
Unrealized appreciation of forward currency exchange contracts	– 0	–	62,691
Unrealized appreciation of swap contracts	– 0	–	382,800
Premium paid on swap	– 0	–	463,325
Other assets	– 0	–	56,691

Total assets	519,258,280		374,889,909

Liabilities
Audit fee payable	25,171		26,450
Custody fee payable	14,586		10,159
Payable for shares of beneficial interest redeemed	11,826		124,113
Legal fee payable	3,878		8,757
Payable for investment securities purchased and foreign currency transactions	– 0	–	9,348
Unrealized depreciation of swap contracts	– 0	–	159,214
Accrued expenses and other liabilities	7,728		50,743 (a)

Total liabilities	63,189		388,784

Net Assets	$519,195,091		$374,501,125

Composition of Net Assets
Paid-in capital	$543,237,141		$592,309,304
Undistributed/(distributions in excess of) net investment income	(16,112,028)		2,588,715
Accumulated net realized loss on investment and foreign currency transactions	(4,668,502)		(31,674,337)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(3,261,520)		(188,722,557)

Net Assets	$519,195,091		$374,501,125

Shares of beneficial interest outstanding—unlimited shares authorized, without par value	55,818,744		57,993,555

Net Asset Value	$9.30		$6.46

(a)	Includes an amount of $40,379 owed to Lehman Brothers resulting from the termination of credit default swap and interest rate swap contracts subsequent to its bankruptcy filing on September 15, 2008.

See notes to financial statements.

136	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2009 (unaudited)

	U.S. Value		U.S. Large Cap Growth		Global Real Estate Investment
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $175,189, $71,823 and $1,235,921, respectively)	$33,845,683		$13,576,359		$22,848,402
Affiliated issuers	372,144		155,040		139,946
Interest	– 0	–	– 0	–	5,958

Total income	34,217,827		13,731,399		22,994,306

Expenses
Custodian	158,568		162,674		264,489
Audit	19,783		23,446		35,808
Legal	14,328		15,132		15,105
Registration fees	5,829		1,199		4,800
Printing	4,879		4,684		2,260
Trustees’ fees	1,997		1,814		1,873
Miscellaneous	42,384		25,053		27,606

Total expenses	247,768		234,002		351,941

Net investment income	33,970,059		13,497,397		22,642,365

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions	(609,385,923)		(352,302,150)		(166,648,489)
Foreign currency transactions	– 0	–	– 0	–	(1,355,899)
Net change in unrealized appreciation/depreciation of:
Investments	(567,602,746)		(640,465,128)		(461,831,913)
Foreign currency denominated assets and liabilities	– 0	–	– 0	–	(3,969,693)

Net loss on investment and foreign currency transactions	(1,176,988,669)		(992,767,278)		(633,805,994)

Net Decrease in Net Assets from Operations	$(1,143,018,610)		$(979,269,881)		$(611,163,629)

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	137

Statement of Operations

International Value	International Growth	Small-Mid Cap Value
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $853,900, $701,849 and $18,356, respectively)	$9,494,234	$10,824,552	$5,424,584
Affiliated issuers	117,651	164,067	93,638
Interest	– 0	–	7,470	– 0	–

Total income	9,611,885	10,996,089	5,518,222

Expenses
Custodian	347,825	268,897	77,482
Audit	26,712	29,606	21,419
Legal	14,304	15,082	14,210
Registration fees	2,143	2,773	3,329
Trustees’ fees	1,820	1,823	1,700
Printing	1,163	2,455	1,430
Miscellaneous	42,595	21,721	6,386

Total expenses	436,562	342,357	125,956

Net investment income	9,175,323	10,653,732	5,392,266

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(250,152,673)	(327,165,778)	(92,525,721)
Futures contracts	(1,808,693)	– 0	–	– 0	–
Foreign currency transactions	829,201	18,054,463	– 0	–
Net change in unrealized appreciation/depreciation of:
Investments	(421,011,373)	(290,817,033)	(233,978,463)
Futures contracts	(1,349,841)	– 0	–	– 0	–
Foreign currency denominated assets and liabilities	(4,663,117)	(1,757,786)	– 0	–

Net loss on investment and foreign currency transactions	(678,156,496)	(601,686,134)	(326,504,184)

Net Decrease in Net Assets from Operations	$(668,981,173)	$(591,032,402)	$(321,111,918)

See notes to financial statements.

138	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

	Small-Mid Cap Growth		Short Duration Bond			Intermediate Duration Bond
Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,290, $0 and $0, respectively)	$1,041,494		$	– 0	–	$	– 0	–
Affiliated issuers	85,589			158,687			351,792
Interest	– 0	–		22,752,180			37,242,647

Total income	1,127,083			22,910,867			37,594,439

Expenses
Custodian	87,453			127,473			159,840
Audit	21,688			23,937			28,592
Legal	14,239			17,697			14,024
Trustees’ fees	1,820			1,784			1,784
Registration fees	1,410			1,185			1,925
Printing	1,396			3,374			3,174
Miscellaneous	6,278			11,655			14,755

Total expenses	134,284			187,105			224,094

Net investment income	992,799			22,723,762			37,370,345

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(88,180,849)			(33,555,694)			(7,537,599)
Futures contracts	– 0	–		3,740,349			(1,753,755)
Swap contracts	– 0	–		994,787			9,678,986
Foreign currency transactions	– 0	–		– 0	–		1,104,517
Net change in unrealized appreciation/depreciation of:
Investments	(224,791,330)			(19,532,634)			(101,616,639)
Futures contracts	– 0	–		199,327			(361,098)
Swap contracts	– 0	–		(170,001)			(3,606,067)
Foreign currency denominated assets and liabilities	– 0	–		– 0	–		265,043

Net loss on investment and foreign currency transactions	(312,972,179)			(48,323,866)			(103,826,612)

Contributions from Adviser (see Note B)	791			– 0	–		– 0	–

Net Decrease in Net Assets from Operations	$(311,978,589)			$(25,600,104)			$(66,456,267)

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	139

Statement of Operations

	Inflation Protected Securities		High Yield
Investment Income
Dividends
Affiliated issuers	$16,426		$122,364
Unaffiliated issuers	– 0	–	82,525
Interest	(15,751,773)		24,385,378

Total income	(15,735,347)		24,590,267

Expenses
Custodian	74,227		84,658
Audit	25,651		25,122
Legal	13,898		15,873
Trustees’ fees	1,973		2,924
Registration fees	617		1,031
Printing	441		1,349
Miscellaneous	5,808		5,485

Total expenses	122,615		136,442

Net investment income (loss)	(15,857,962)		24,453,825

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,275,464)		(18,245,994)
Futures contracts	– 0	–	(197,358)
Swap contracts	– 0	–	(18,029)
Foreign currency transactions	– 0	–	331,252
Net change in unrealized appreciation/depreciation of:
Investments	(29,046,768)		(124,535,575)
Futures contracts	– 0	–	9,437
Swap contracts	– 0	–	212,161
Foreign currency denominated assets and liabilities	– 0	–	(82,543)

Net loss on investment and foreign currency transactions	(32,322,232)		(142,526,649)

Net Decrease in Net Assets from Operations	$(48,180,194)		$(118,072,824)

See notes to financial statements.

140	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	U.S. Value
	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$33,970,059	$76,567,387
Net realized loss on investment transactions	(609,385,923)	(4,307,723)
Net change in unrealized appreciation/depreciation of investments	(567,602,746)	(675,305,133)

Net decrease in net assets from operations	(1,143,018,610)	(603,045,469)
Dividends and Distributions to Shareholders from
Net investment income	(39,110,668)	(75,000,606)
Net realized gain on investment transactions	(275,483)	(95,463,929)
Transactions in Shares of Beneficial Interest
Net increase	116,265,862	721,113,240

Total decrease	(1,066,138,899)	(52,396,764)
Net Assets
Beginning of period	2,520,942,823	2,573,339,587

End of period (including undistributed net investment income of $9,224,239 and $14,364,848, respectively)	$1,454,803,924	$2,520,942,823

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	141

Statement of Changes In Net Assets

	U.S. Large Cap Growth
	Six Months Ended February 28, 2009 (unaudited)		Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,497,397		$22,865,736
Net realized loss on investment and foreign currency transactions	(352,302,150)		(143,945,402)
Net change in unrealized appreciation/depreciation of investments	(640,465,128)		(88,496,531)

Net decrease in net assets from operations	(979,269,881)		(209,576,197)
Dividends and Distributions to Shareholders from
Net investment income	(12,554,174)		(22,161,201)
Net realized gain on investment transactions	– 0	–	(72,912,341)
Transactions in Shares of Beneficial Interest
Net increase	8,966,815		228,764,735

Total decrease	(982,857,240)		(75,885,004)
Net Assets
Beginning of period	2,532,269,279		2,608,154,283

End of period (including undistributed net investment income of $5,050,493 and $4,107,270, respectively)	$1,549,412,039		$2,532,269,279

See notes to financial statements.

142	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes In Net Assets

	Global Real Estate Investment
	Six Months Ended February 28, 2009 (unaudited)		Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,642,365		$38,326,967
Net realized loss on investment and foreign currency transactions	(168,004,388)		(38,615,426)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(465,801,606)		(227,184,263)

Net decrease in net assets from operations	(611,163,629)		(227,472,722)
Dividends and Distributions to Shareholders from
Net investment income	(5,812,876)		(124,566,410)
Net realized gain on investment transactions	– 0	–	(93,818,420)
Transactions in Shares of Beneficial Interest
Net increase	129,132,143		374,344,104

Total decrease	(487,844,362)		(71,513,448)
Net Assets
Beginning of period	1,132,381,072		1,203,894,520

End of period (including distributions in excess of net investment income of ($46,124,747) and ($62,954,236), respectively)	$644,536,710		$1,132,381,072

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	143

Statement of Changes In Net Assets

	International Value
	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,175,323	$46,775,826
Net realized gain (loss) on investment and foreign currency transactions	(251,132,165)	79,389,606
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(427,024,331)	(431,490,143)

Net decrease in net assets from operations	(668,981,173)	(305,324,711)
Dividends and Distributions to Shareholders from
Net investment income	(4,780,644)	(45,424,313)
Net realized gain on investment transactions	(47,413,051)	(125,292,275)
Transactions in Shares of Beneficial Interest
Net increase	234,114,328	388,533,855

Total decrease	(487,060,540)	(87,507,444)
Net Assets
Beginning of period	1,228,476,747	1,315,984,191

End of period (including undistributed net investment income of $4,512,729 and $118,050, respectively)	$741,416,207	$1,228,476,747

See notes to financial statements.

144	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes In Net Assets

International Growth
Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,653,732	$38,601,764
Net realized loss on investment and foreign currency transactions	(309,111,315)	(4,668,564)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(292,574,819)	(205,982,801)
Contributions from Adviser (see Note B)	– 0	–	4,968

Net decrease in net assets from operations	(591,032,402)	(172,044,633)
Dividends and Distributions to Shareholders from
Net investment income	(16,689,679)	(37,782,420)
Net realized gain on investment transactions	(120,835)	(77,899,830)
Transactions in Shares of Beneficial Interest
Net increase	128,205,644	204,779,064

Total decrease	(479,637,272)	(82,947,819)
Net Assets
Beginning of period	1,245,979,153	1,328,926,972

End of period (including undistributed net investment income of $1,912,809 and $7,948,756, respectively)	$766,341,881	$1,245,979,153

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	145

Statement of Changes In Net Assets

	Small-Mid Cap Value
	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,392,266	$11,283,661
Net realized gain (loss) on investment transactions	(92,525,721)	49,510,317
Net change in unrealized appreciation/depreciation of investments	(233,978,463)	(103,980,846)

Net decrease in net assets from operations	(321,111,918)	(43,186,868)
Dividends and Distributions to Shareholders from
Net investment income	(2,813,245)	(10,427,611)
Net realized gain on investment transactions	(45,972,741)	(35,875,349)
Transactions in Shares of Beneficial Interest
Net increase	51,552,202	126,876,186

Total increase (decrease)	(318,345,702)	37,386,358
Net Assets
Beginning of period	685,787,693	648,401,335

End of period (including undistributed net investment income of $5,312,088 and $2,733,067, respectively)	$367,441,991	$685,787,693

See notes to financial statements.

146	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes In Net Assets

	Small-Mid Cap Growth
	Six Months Ended February 28, 2009 (unaudited)		Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$992,799		$2,699,076
Net realized loss on investment transactions	(88,180,849)		(34,884,220)
Net change in unrealized appreciation/depreciation of investments	(224,791,330)		(7,359,794)
Contributions from Adviser (see Note B)	791		391,487

Net decrease in net assets from operations	(311,978,589)		(39,153,451)
Dividends and Distributions to Shareholders from
Net investment income	(654,742)		(3,236,677)
Net realized gain on investment transactions	– 0	–	(64,736,710)
Transactions in Shares of Beneficial Interest
Net increase	15,599,395		124,646,361

Total increase (decrease)	(297,033,936)		17,519,523
Net Assets
Beginning of period	686,290,814		668,771,291

End of period (including undistributed net investment income of $675,467 and $337,410, respectively)	$389,256,878		$686,290,814

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	147

Statement of Changes In Net Assets

	Short Duration Bond
	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$22,723,762	$62,920,743
Net realized loss on investment transactions	(28,820,558)	(10,141,028)
Net change in unrealized appreciation/depreciation of investments	(19,503,308)	(58,225,476)

Net decrease in net assets from operations	(25,600,104)	(5,445,761)
Dividends to Shareholders from
Net investment income	(25,043,583)	(63,330,431)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(280,987,582)	95,241,436

Total increase (decrease)	(331,631,269)	26,465,244
Net Assets
Beginning of period	1,298,541,273	1,272,076,029

End of period (including undistributed net investment income of $1,767,766 and $4,087,587, respectively)	$966,910,004	$1,298,541,273

See notes to financial statements.

148	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes In Net Assets

	Intermediate Duration Bond
	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$37,370,345	$85,155,592
Net realized gain on investment and foreign currency transactions	1,492,149	20,426,368
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(105,318,761)	(46,640,652)

Net increase (decrease) in net assets from operations	(66,456,267)	58,941,308
Dividends to Shareholders from
Net investment income	(45,559,938)	(87,811,371)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(425,439,553)	83,633,963

Total increase (decrease)	(537,455,758)	54,763,900
Net Assets
Beginning of period	1,654,415,626	1,599,651,726

End of period (including undistributed net investment income of $2,664,538 and $10,854,131, respectively)	$1,116,959,868	$1,654,415,626

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	149

Statement of Changes In Net Assets

	Inflation Protected Securities
	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(15,857,962)	$45,814,379
Net realized gain (loss) on investment and foreign currency transactions	(3,275,464)	1,801,908
Net change in unrealized appreciation/depreciation of investments	(29,046,768)	32,520,373

Net increase (decrease) in net assets from operations	(48,180,194)	80,136,660
Dividends to Shareholders from
Net investment income	(38,875,317)	(29,900,723)
Transactions in Shares of Beneficial Interest
Net decrease	(82,667,339)	(4,867,081)

Total increase (decrease)	(169,722,850)	45,368,856
Net Assets
Beginning of period	688,917,941	643,549,085

End of period (including undistributed/(distributions in excess of) net investment income of ($16,112,028) and $38,621,251, respectively)	$519,195,091	$688,917,941

See notes to financial statements.

150	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Statement of Changes In Net Assets

	High Yield
	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,453,825	$42,930,784
Net realized loss on investment and foreign currency transactions	(18,130,129)	(11,982,650)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(124,396,520)	(46,392,817)

Net decrease in net assets from operations	(118,072,824)	(15,444,683)
Dividends to Shareholders from
Net investment income	(24,517,556)	(42,186,325)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(9,758,787)	88,647,955

Total increase (decrease)	(152,349,167)	31,016,947
Net Assets
Beginning of period	526,850,292	495,833,345

End of period (including undistributed net investment income of $2,588,715 and $2,652,446, respectively)	$374,501,125	$526,850,292

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	151

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

February 28, 2009 (unaudited)

NOTE A

Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the “Trust”) was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of eleven separate series: AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (collectively, the “Portfolios”). The AllianceBernstein Global Value Portfolio and the AllianceBernstein Global Research Growth Portfolio, formerly series of the Trust, ceased operations on November 24, 2008. Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the “Adviser”). A Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing

152	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Portfolios adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	153

Notes to Financial Statements

assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investment
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of February 28, 2009:

	U.S. Value
Level	Investments in Securities		Other Financial Instruments*
Level 1	$1,447,540,327		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$1,447,540,327		$	– 0	–

	U.S. Large Cap Growth
Level	Investments in Securities		Other Financial Instruments*
Level 1	$1,541,850,414		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$1,541,850,414		$	– 0	–

	Global Real Estate Investment
Level	Investments in Securities		Other Financial Instruments*
Level 1	$295,702,957		$	– 0	–
Level 2	355,966,103	+		(3,974,242)
Level 3	– 0	–		– 0	–

Total	$651,669,060			$(3,974,242)

	International Value
Level	Investments in Securities		Other Financial Instruments*
Level 1	$53,889,762			$(1,174,410)
Level 2	693,832,478	+		(4,642,608)
Level 3	– 0	–		– 0	–

Total	$747,722,240			$(5,817,018)

154	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

	International Growth
Level	Investments in Securities		Other Financial Instruments*
Level 1	$90,121,246		$	– 0	–
Level 2	674,312,728	+		(1,798,426)
Level 3	9,039,360			– 0	–

Total	$773,473,334			$(1,798,426)

	Small-Mid Cap Value
Level	Investments in Securities		Other Financial Instruments*
Level 1	$369,410,625		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$369,410,625		$	– 0	–

	Small-Mid Cap Growth
Level	Investments in Securities		Other Financial Instruments*
Level 1	$394,349,641		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$394,349,641		$	– 0	–

	Short Duration Bond
Level	Investments in Securities		Other Financial Instruments*
Level 1	$4,682,302			$176,938
Level 2	882,929,387			– 0	–
Level 3	74,881,215			– 0	–

Total	$962,492,904			$176,938

	Intermediate Duration Bond
Level	Investments in Securities		Other Financial Instruments*
Level 1	$13,951,300			$(257,351)
Level 2	1,045,044,069			278,817
Level 3	47,403,613			631,685

Total	$1,106,398,982			$653,151

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	155

Notes to Financial Statements

	Inflation Protected Securities
Level	Investments in Securities		Other Financial Instruments*
Level 1	$2,074,724		$	– 0	–
Level 2	515,661,858			– 0	–
Level 3	– 0	–		– 0	–

Total	$517,736,582		$	– 0	–

	High Yield
Level	Investments in Securities		Other Financial Instruments*
Level 1	$2,052,028		$	– 0	–
Level 2	333,448,797			62,691
Level 3	27,012,651			223,586

Total	$362,513,476			$286,277

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	U.S. Value			International Growth
	Investments in Securities			Investments in Securities
Balance as of 8/31/08		$5,524,200		$45,531
Accrued discounts/premiums		– 0	–	– 0	–
Realized gain (loss)		(7,147,523)		(20,269)
Change in unrealized appreciation/depreciation		6,410,800		(389,325)
Net purchases (sales)		(4,787,477)		9,403,423
Net transfers in and/or out of Level 3		– 0	–	– 0	–

Balance as of 2/28/09	$	– 0	–	$9,039,360

Net change in unrealized appreciation/depreciation from investments held as of 2/28/09	$	– 0	– *	$(395,611	)*

156	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond
Investments in Securities	Other Financial Instruments
Balance as of 8/31/08	$154,900,165	$170,001
Accrued discounts/premiums	11,770	– 0	–
Realized gain (loss)	(23,495,805)	958,622
Change in unrealized appreciation/depreciation	(20,451,151)	(170,001)
Net purchases (sales)	(36,083,764)	(958,622)
Net transfers in and/or out of Level 3	– 0	–	– 0	–

Balance as of 2/28/09	$74,881,215	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 2/28/09	$(33,804,464	)*	$	– 0	–*

Intermediate Duration Bond
Investments in Securities	Other Financial Instruments
Balance as of 8/31/08	$63,049,536	$4,237,752
Accrued discounts/premiums	21,448	– 0	–
Realized gain (loss)	(814,768)	7,377,760
Change in unrealized appreciation/depreciation	(14,811,410)	(3,606,067)
Net purchases (sales)	2,777,224	(7,377,760)
Net transfers in and/or out of Level 3	(2,818,417)	– 0	–

Balance as of 2/28/09	$47,403,613	$631,685

Net change in unrealized appreciation/depreciation from investments held as of 2/28/09	$(15,193,464	)*	$631,685	*

High Yield
Investments in Securities	Other Financial Instruments
Balance as of 8/31/08	$24,310,566	$11,425
Accrued discounts/premiums	172,305	– 0	–
Realized gain (loss)	(225,076)	7,761
Change in unrealized appreciation/depreciation	(4,000,258)	212,161
Net purchases (sales)	2,980,720	(7,761)
Net transfers in and/or out of Level 3	3,774,394	– 0	–

Balance as of 2/28/09	$27,012,651	$223,586

Net change in unrealized appreciation/depreciation from investments held as of 2/28/09	$(3,943,567	)*	$223,586	*

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	157

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is each Portfolios’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

158	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

6. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio’s respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the “Advisory Agreement”) with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

During the six months ended February 28, 2009, the Adviser reimbursed the Small-Mid Cap Growth Portfolio in the amount of $791 for trading losses incurred due to a trade entry error. During the year ended August 31, 2008, the Adviser reimbursed the International Growth Portfolio and Small-Mid Cap Growth Portfolio in the amounts of $4,968 and $391,487, respectively, for trading losses incurred due to a trade entry error.

The Trust has entered into a distribution agreement (the “Distribution Agreement”) on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios’ principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolios’ shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios’ shares, which are borne by the Underwriter.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	159

Notes to Financial Statements

AllianceBernstein Investor Services, Inc. (“ABIS”), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios’ registrar, transfer agent and dividend-disbursing agent.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended February 28, 2009 is as follows:

Portfolio	Market Value August 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value February 28, 2009 (000)
U.S. Value	$111,846	$373,071	$404,939	$372	$79,978
U.S. Large Cap Growth	2,306	330,157	330,623	155	1,840
Global Real Estate Investment	16,052	200,540	198,092	140	18,500
International Value	15,406	211,172	207,559	118	19,019
International Growth	27,834	197,797	203,933	164	21,698
Small-Mid Cap Value	25,716	67,169	73,732	94	19,153
Small-Mid Cap Growth	6,801	111,534	109,079	86	9,256
Short Duration Bond	26,447	260,394	282,159	159	4,682
Intermediate Duration Bond	150,613	234,871	371,533	352	13,951
Inflation Protected Securities	2,285	72,248	72,458	16	2,075
High Yield	26,564	36,688	61,200	122	2,052

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 28, 2009 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
U.S. Value	$1,090,018	$	– 0	–	$	– 0	–
U.S. Large Cap Growth	1,055,248		– 0	–		– 0	–
Global Real Estate Investment	523,446		– 0	–		– 0	–
International Value	518,916		– 0	–		– 0	–

160	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Portfolio	Total Commissions		Sanford C. Bernstein & Co. LLC			Sanford C. Bernstein Limited
International Growth	$1,068,411		$	– 0	–	$	– 0	–
Small-Mid Cap Value	362,649			– 0	–		– 0	–
Small-Mid Cap Growth	563,098			– 0	–		– 0	–
Short Duration Bond	– 0	–		– 0	–		– 0	–
Intermediate Duration Bond	– 0	–		– 0	–		– 0	–
Inflation Protected Securities	– 0	–		– 0	–		– 0	–
High Yield	– 0	–		– 0	–		– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 28, 2009, were as follows:

Portfolio	Purchases		Sales
U.S. Value	$513,255,055		$418,238,462
U.S. Large Cap Growth	959,225,576		948,826,249
Global Real Estate Investment	358,910,560		203,392,787
International Value	391,778,128		199,041,754
International Growth	623,318,168		470,282,533
Small-Mid Cap Value	137,655,922		120,433,825
Small-Mid Cap Growth	283,731,205		263,599,874
Short Duration Bond	180,203,499		130,254,529
Intermediate Duration Bond	115,908,973		162,433,332
Inflation Protected Securities	– 0	–	– 0	–
High Yield	54,277,496		44,729,519

Purchases and sales of U.S. government securities for the six months ended February 28, 2009, were as follows:

Portfolio	Purchases			Sales
U.S. Value	$	– 0	–	$	– 0	–
U.S. Large Cap Growth		– 0	–		– 0	–
Global Real Estate Investment		– 0	–		– 0	–
International Value		– 0	–		– 0	–
International Growth		– 0	–		– 0	–
Small-Mid Cap Value		– 0	–		– 0	–
Small-Mid Cap Growth		– 0	–		– 0	–
Short Duration Bond		390,690,912			642,833,447
Intermediate Duration Bond		321,641,877			535,120,624
Inflation Protected Securities		17,238,798			131,263,499
High Yield		– 0	–		– 0	–

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	161

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Depreciation
Portfolio	Appreciation	(Depreciation)
U.S. Value	$14,781,348	$(978,868,183)	$(964,086,835)
U.S. Large Cap Growth	33,306,529	(453,989,589)	(420,683,060)
Global Real Estate Investment	1,703,544	(565,818,223)	(564,114,679)
International Value	1,102,737	(605,522,709)	(604,419,972)
International Growth	608,478	(316,087,194)	(315,478,716)
Small-Mid Cap Value	3,603,063	(285,912,567)	(282,309,504)
Small-Mid Cap Growth	13,053,789	(159,719,768)	(146,665,979)
Short Duration Bond	12,092,952	(102,363,745)	(90,270,793)
Intermediate Duration Bond	14,495,327	(172,424,515)	(157,929,188)
Inflation Protected Securities	1,988,205	(5,249,725)	(3,261,520)
High Yield	2,172,600	(191,167,378)	(188,994,778)

1. Financial Futures Contracts

Certain Portfolios may buy or sell financial futures contracts for the purpose of hedging their Portfolios against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below

162	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio.

The Portfolios’ custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolios’ commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended February 28, 2009, the Inflation Protected Securities Portfolio and High Yield Portfolio had no transactions in dollar rolls.

4. Swap Agreements

Swaps:

Certain Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default or bankruptcy/insolvency.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	163

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

Credit Default Swaps:

For the period ended February 28, 2009, the Portfolio adopted FASB Staff Position FAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees”. Consequently, the Portfolio has amended its portfolio of investments and notes to financial statements disclosures in accordance with the Position.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a

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Notes to Financial Statements

buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entities credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the counterparty or obligation.

At February 28, 2009, the High Yield Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $980,000, with net unrealized depreciation of $159,214, and a term of 4 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout amounts may be partially offset by recovery values of the respective referenced obligations, upfront payment received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of February 28, 2009, the Portfolio did not have Buy Contracts outstanding for the same referenced obligation with same counterparty for its Sale Contracts outstanding.

5. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	165

Notes to Financial Statements

NOTE D

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008

Portfolio U.S. Value
Shares sold	25,506,956	56,215,741	$158,769,007	$617,688,418

Shares issued in reinvestment of dividends and distributions	5,518,835	15,226,097	39,386,150	170,464,535

Shares redeemed	(11,852,731)	(6,408,890)	(81,889,295)	(67,039,713)

Net increase	19,173,060	65,032,948	$116,265,862	$721,113,240

U.S. Large Cap Growth
Shares sold	15,593,846	28,084,604	$123,718,550	$330,819,032

Shares issued in reinvestment of dividends and distributions	1,489,147	7,385,291	12,554,174	95,073,543

Shares redeemed	(16,602,090)	(16,207,474)	(127,305,909)	(197,127,840)

Net increase	480,903	19,262,421	$8,966,815	$228,764,735

Global Real Estate Investment
Shares sold	23,508,336	17,695,029	$135,687,002	$202,771,321

Shares issued in reinvestment of dividends and distributions	619,710	18,186,253	5,812,875	218,384,830

Shares redeemed	(1,909,511)	(3,985,142)	(12,367,734)	(46,812,047)

Net increase	22,218,535	31,896,140	$129,132,143	$374,344,104

International Value
Shares sold	30,376,952	19,553,544	$190,470,716	$246,877,324

Shares issued in reinvestment of dividends and distributions	9,086,786	12,644,422	52,193,695	170,716,588

Shares redeemed	(1,353,946)	(2,209,370)	(8,550,083)	(29,060,057)

Net increase	38,109,792	29,988,596	$234,114,328	$388,533,855

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Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008

Portfolio International Growth
Shares sold	15,183,688	12,693,283	$116,130,260	$164,022,798

Shares issued in reinvestment of dividends and distributions	2,164,581	8,144,870	16,810,514	115,682,250

Shares redeemed	(678,973)	(5,313,738)	(4,735,130)	(74,925,984)

Net increase	16,669,296	15,524,415	$128,205,644	$204,779,064

Small-Mid Cap Value
Shares sold	4,510,361	8,613,198	$30,256,777	$102,492,688

Shares issued in reinvestment of dividends and distributions	7,957,076	3,907,105	48,785,986	46,302,960

Shares redeemed	(3,096,150)	(1,950,115)	(27,490,561)	(21,919,462)

Net increase	9,371,287	10,570,188	$51,552,202	$126,876,186

Small-Mid Cap Growth
Shares sold	3,664,674	6,607,425	$30,496,904	$85,796,430

Shares issued in reinvestment of dividends and distributions	56,346	4,822,475	654,742	67,973,386

Shares redeemed	(1,988,262)	(2,265,290)	(15,552,251)	(29,123,455)

Net increase	1,732,758	9,164,610	$15,599,395	$124,646,361

Short Duration Bond
Shares sold	472,145	12,342,028	$4,274,716	$119,913,313

Shares issued in reinvestment of dividends	2,765,195	6,551,609	25,043,582	63,330,430

Shares redeemed	(34,108,843)	(9,199,721)	(310,305,880)	(88,002,307)

Net increase (decrease)	(30,871,503)	9,693,916	$(280,987,582)	$95,241,436

Intermediate Duration Bond
Shares sold	1,827,716	21,555,723	$16,965,326	$213,192,007

Shares issued in reinvestment of dividends	5,028,943	8,927,353	45,559,938	87,811,371

Shares redeemed	(53,515,854)	(22,067,429)	(487,964,817)	(217,369,415)

Net increase (decrease)	(46,659,195)	8,415,647	$(425,439,553)	$83,633,963

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	167

Notes to Financial Statements

	Shares		Amount
	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008	Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31, 2008

Portfolio Inflation Protected Securities
Shares sold	1,014,875	5,314,917	$9,708,215	$55,313,231

Shares issued in reinvestment of dividends	4,276,713	2,987,085	38,875,317	29,900,723

Shares redeemed	(13,645,403)	(8,530,197)	(131,250,871)	(90,081,035)

Net decrease	(8,353,815)	(228,195)	$(82,667,339)	$(4,867,081)

High Yield
Shares sold	1,684,423	6,720,185	$11,850,209	$64,306,864

Shares issued in reinvestment of dividends	3,647,106	4,463,980	24,517,556	42,186,325

Shares redeemed	(6,733,656)	(1,912,436)	(46,126,552)	(17,845,234)

Net increase (decrease)	(1,402,127)	9,271,729	$(9,758,787)	$88,647,955

Commencement of Offering

The Portfolios commenced offering on May 20, 2005 through the investments of cash and securities received in a tax free in-kind contributions from AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Blended Style Series—U.S. Large Cap Portfolio (“U.S. Large Cap Fund”). Prior to commencement of operations on May 20, 2005, the Trust had no operations other than the sale to the Adviser on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.

NOTE E

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less

168	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Concentration of Risk—Although the Global Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolio. For example, the value of the Portfolios’ investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolios’ investments denominated in foreign currencies, the Portfolios’ positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote.

During the six months ended February 28, 2009, the Intermediate Duration Bond Portfolio had swap counterparty exposure to Lehman Brothers, which filed for bankruptcy on September 15, 2008. As a result, on September 18, 2008, the Portfolio terminated all outstanding interest rate swaps with Lehman Brothers prior to their scheduled maturity dates. Due to the change in the value of the swap contracts, the Portfolio had a collateral shortfall of $1,725,890 of which $1,520,969 was recorded as a realized loss to the Portfolio and the remaining balance of $204,921 is expected to be recovered through bankruptcy proceedings. In addition, the Portfolio had recorded losses of $95,630 on Lehman Brothers securities held due to the write-off of interest receivables.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	169

Notes to Financial Statements

NOTE F

Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended August 31, 2008 and August 31, 2007 were as follows:

U.S. Value	2008	2007
Distributions paid from:
Ordinary income	$98,553,381	$62,740,936
Long-term capital gains	71,911,154	23,187,822

Total distributions paid	$170,464,535	$85,928,758

U.S. Large Cap Growth	2008	2007
Distributions paid from:
Ordinary income	$22,290,034	$17,064,811
Long-term capital gains	72,783,508	34,003,222

Total distributions paid	$95,073,542	$51,068,033

Global Real Estate Investment	2008	2007
Distributions paid from:
Ordinary income	$135,605,856	$39,472,928
Long-term capital gains	82,778,974	32,751,014

Total distributions paid	$218,384,830	$72,223,942

International Value	2008	2007
Distributions paid from:
Ordinary income	$54,038,034	$89,354,218
Long-term capital gains	116,678,554	37,681,754

Total distributions paid	$170,716,588	$127,035,972

International Growth	2008	2007
Distributions paid from:
Ordinary income	$38,160,575	$31,198,447
Long-term capital gains	77,521,675	29,381,490

Total distributions paid	$115,682,250	$60,579,937

Small-Mid Cap Value	2008	2007
Distributions paid from:
Ordinary income	$23,957,109	$10,199,314
Long-term capital gains	22,345,851	4,218,310

Total distributions paid	$46,302,960	$14,417,624

Small-Mid Cap Growth	2008	2007
Distributions paid from:
Ordinary income	$5,216,643	$8,517,111
Long-term capital gains	62,756,744	1,958,731

Total distributions paid	$67,973,387	$10,475,842

170	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Notes to Financial Statements

Short Duration Bond	2008		2007
Distributions paid from:
Ordinary income	$63,330,431		$56,566,899
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$63,330,431		$56,566,899

Intermediate Duration Bond	2008		2007
Distributions paid from:
Ordinary income	$85,510,435		$63,965,369
Long-term capital gains	2,300,936		– 0	–

Total distributions paid	$87,811,371		$63,965,369

Inflation Protected Securities	2008		2007
Distributions paid from:
Ordinary income	$29,900,723		$17,135,755
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$29,900,723		$17,135,755

High Yield	2008		2007
Distributions paid from:
Ordinary income	$42,186,325		$28,646,986
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$42,186,325		$28,646,986

As of August 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains			Accumulated Capital and Other Gains (Losses)(c)		Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
U.S. Value	$14,516,203	$	– 0	–	$(15,914,612)		$(396,619,474)	$(398,017,883)
U.S. Large Cap Growth	3,293,279		– 0	–	(141,462,104)		182,419,745	44,250,920
Global Real Estate Investment	7,783,946		– 0	–	(113,393,090)		(121,648,494)	(227,257,638)
International Value	118,049		47,252,778		– 0	–	(183,869,514)	(136,498,687)
International Growth	7,948,754		154,989		(15,872,568)		(26,698,591)	(34,467,416)
Small-Mid Cap Value	9,434,461		39,139,219		– 0	–	(48,003,603)	570,077
Small-Mid Cap Growth	337,410		– 0	–	(32,206,072)		74,566,987	42,698,325
Short Duration Bond	4,118,106		– 0	–	(15,571,360)		(70,598,679)	(82,051,933)
Intermediate Duration Bond	12,008,752		– 0	–	– 0	–	(53,768,171)	(41,759,419)
Inflation Protected Securities	38,678,568		27,460		– 0	–	24,307,429	63,013,457
High Yield	2,856,590		– 0	–	(13,418,174)		(64,656,215)	(75,217,799)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	171

Notes to Financial Statements

foreign investment companies, mark to market on forward contracts, futures contracts, swaps, and swap income (loss) accruals.

(b)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October capital or currency losses.

(c)

On August 31, 2008, the Short Duration Bond, High-Yield, Small-Mid Cap Growth Portfolios had a net capital loss carryforward of $5,848,327, $2,714,265, $1,225,905, respectively, of which $529,195 expires in the year 2014, $3,562,331 expires in the year 2015, and $1,756,801 expires in the year 2016 for the Short Duration Portfolio, $1,561,339 expires in the year 2015 and $1,152,926 expires in the year 2016 for the High-Yield Portfolio, and $1,225,905 expires in the year 2016 for Small-Mid Cap Growth. Inflation Protected Securities and Intermediate Duration Portfolios utilized $757,919 and $10,909,502 of capital loss carryforward in the current fiscal year. To the extent future gains are offset by capital loss carryforward, such gains will not be distributed. Net capital loss, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed arise on the first business day of Portfolio’s next taxable year. U.S. Value, U.S. Large Cap Growth, International Growth, Global REIT, High-Yield, Small-Mid Cap Growth, Short Duration elect to defer $15,914,612, $141,462,104, $15,872,568, $60,085,881, $10,703,909, $30,980,167, $9,723,033 of capital losses that are deemed to arise in the next taxable year. Global REIT also deferred $53,307,209 of PFIC losses that are deemed to arise in the next taxable year.

NOTE G

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical

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Notes to Financial Statements

factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Portfolios’ financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	173

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Value
	Six Months Ended February 28, 2009 (unaudited)		Year Ended August 31,			May 20, 2005(a) to August 31, 2005
			2008	2007	2006

Net asset value, beginning of period	$ 9.27		$ 12.44	$ 11.41	$ 10.32	$ 10.00

Income From Investment Operations
Net investment income(b)	.12		.31	.31	.27	.08
Net realized and unrealized gain (loss) on investment transactions	(4.25)		(2.75)	1.22	1.11	.28

Net increase (decrease) in net asset value from operations	(4.13)		(2.44)	1.53	1.38	.36

Less: Dividends and Distributions
Dividends from net investment income	(.14)		(.31)	(.30)	(.21)	(.04)
Distributions from net realized gain on investment transactions	.00	(c)	(.42)	(.20)	(.08)	– 0	–

Total dividends and distributions	(.14)		(.73)	(.50)	(.29)	(.04)

Net asset value, end of period	$ 5.00		$ 9.27	$ 12.44	$ 11.41	$ 10.32

Total Return
Total investment return based on net asset value(d)	(44.97)%		(20.55)%	13.55%	13.60%	3.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,454,804		$2,520,943	$2,573,340	$1,822,032	$1,355,032
Ratio to average net assets of:
Expenses	.03	%(e)	.02%	.02%	.04%	.07	%(e)
Net investment income	3.71	%(e)	2.93%	2.49%	2.48%	2.84	%(e)
Portfolio turnover rate	23%		20%	22%	14%	21%

See footnote summary on page 185.

174	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	U.S. Large Cap Growth
	Six Months Ended February 28, 2009 (unaudited)		Year Ended August 31,			May 20, 2005(a) to August 31, 2005
			2008	2007	2006

Net asset value, beginning of period	$ 11.08		$ 12.47	$ 11.09	$ 10.73	$ 10.00

Income From Investment Operations
Net investment income(b)	.06		.10	.10	.07	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.31)		(1.04)	1.57	.38	.72

Net increase (decrease) in net asset value from operations	(4.25)		(.94)	1.67	.45	.74

Less: Dividends and Distributions
Dividends from net investment income	(.06)		(.10)	(.09)	(.06)	(.01)
Distributions from net realized gain on investment transactions	– 0	–	(.35)	(.20)	(.03)	– 0	–

Total dividends and distributions	(.06)		(.45)	(.29)	(.09)	(.01)

Net asset value, end of period	$ 6.77		$ 11.08	$ 12.47	$ 11.09	$ 10.73

Total Return
Total investment return based on net asset value(d)	(38.50)%		(8.06)%	15.23%	4.10%	7.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,549,412		$2,532,269	$2,608,154	$1,775,474	$1,397,037
Ratio to average net assets of:
Expenses	.03	%(e)	.02%	.02%	.04%	.05	%(e)
Net investment income	1.45	%(e)	.86%	.80%	.64%	.62	%(e)
Portfolio turnover rate	50%		93%	92%	64%	13%

See footnote summary on page 185.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	175

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Global Real Estate Investment
	Six Months Ended February 28, 2009 (unaudited)		Year Ended August 31,			May 20, 2005(a) to August 31, 2005
			2008	2007	2006

Net asset value, beginning of period	$ 9.56		$ 13.90	$ 13.14	$ 10.74	$ 10.00

Income From Investment Operations
Net investment income(b)	.18		.36	.27	.36	.09	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.11)		(2.32)	1.59	2.47	.69

Net increase (decrease) in net asset value from operations	(4.93)		(1.96)	1.86	2.83	.78

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(1.33)	(.58)	(.37)	(.04)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(.52)	(.06)	– 0	–

Total dividends and distributions	(.05)		(2.38)	(1.10)	(.43)	(.04)

Net asset value, end of period	$ 4.58		$ 9.56	$ 13.90	$ 13.14	$ 10.74

Total Return
Total investment return based on net asset value(d)	(51.84)%		(17.38)%	14.33%	27.18%	7.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$644,537		$1,132,381	$1,203,895	$832,695	$508,737
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.09	%(e)	.07%	.06%	.09%	.15	%(e)
Expenses, before waivers/reimbursements	.09	%(e)	.07%	.06%	.09%	.16	%(e)
Net investment income	5.60	%(e)	3.11%	1.90%	3.07%	3.14	%(e)(f)
Portfolio turnover rate	25%		46%	49%	46%	7%

See footnote summary on page 185.

176	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	International Value
	Six Months Ended February 28, 2009 (unaudited)		Year Ended August 31,			May 20, 2005(a) to August 31, 2005
			2008	2007	2006

Net asset value, beginning of period	$ 10.37		$ 14.88	$ 13.84	$ 10.89	$ 10.00

Income From Investment Operations
Net investment income(b)	.07		.45	.42	.38	.10	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.30)		(3.18)	2.29	3.04	.87

Net increase (decrease) in net asset value from operations	(5.23)		(2.73)	2.71	3.42	.97

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.43)	(.55)	(.26)	(.08)
Distributions from net realized gain on investment transactions	(.36)		(1.35)	(1.12)	(.21)	– 0	–

Total dividends and distributions	(.40)		(1.78)	(1.67)	(.47)	(.08)

Net asset value, end of period	$ 4.74		$ 10.37	$ 14.88	$ 13.84	$ 10.89

Total Return
Total investment return based on net asset value(d)	(51.14)%		(20.92)%	20.64%	32.16%	9.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$741,416		$1,228,477	$1,315,984	$997,371	$788,432
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.10	%(e)	.07%	.08%	.10%	.15	%(e)
Expenses, before waivers/reimbursements	.10	%(e)	.07%	.08%	.10%	.94	%(e)
Net investment income	2.08	%(e)	3.49%	2.89%	3.09%	3.56	%(e)(f)
Portfolio turnover rate	22%		31%	31%	27%	23%

See footnote summary on page 185.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	177

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

International Growth
Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2008	2007	2006

Net asset value, beginning of period	$ 11.27	$ 13.98	$ 12.54	$ 10.57	$ 10.00

Income From Investment Operations
Net investment income(b)	.09	.38	.34	.23	.05	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(5.20)	(1.89)	1.86	1.95	.54
Contributions from Adviser	– 0	–	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(5.11)	(1.51)	2.20	2.18	.59

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.38)	(.27)	(.19)	(.02)
Distributions from net realized gain on investment transactions	.00	(c)	(.82)	(.49)	(.02)	– 0	–

Total dividends and distributions	(.14)	(1.20)	(.76)	(.21)	(.02)

Net asset value, end of period	$ 6.02	$ 11.27	$ 13.98	$ 12.54	$ 10.57

Total Return
Total investment return based on net asset value(d)	(45.60)%	(12.46)%	18.08%	20.88%	5.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$766,342	$1,245,979	$1,328,927	$886,431	$517,594
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.08	%(e)	.06%	.07%	.11%	.15	%(e)
Expenses, before waivers/reimbursements	.08	%(e)	.06%	.07%	.11%	.24	%(e)
Net investment income	2.38	%(e)	2.81%	2.50%	1.96%	1.78	%(e)(f)
Portfolio turnover rate	52%	85%	82%	105%	19%

See footnote summary on page 185.

178	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Small-Mid Cap Value
Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2008	2007	2006

Net asset value, beginning of period	$ 11.19	$ 12.79	$ 11.08	$ 10.65	$ 10.00

Income From Investment Operations
Net investment income(b)	.08	.19	.24	.16	.04	(f)
Net realized and unrealized gain (loss) on investment transactions	(5.28)	(.96)	1.80	.40	.63

Net increase (decrease) in net asset value from operations	(5.20)	(.77)	2.04	.56	.67

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.18)	(.23)	(.13)	(.02)
Distributions from net realized gain on investment transactions	(.75)	(.65)	(.10)	– 0	–	– 0	–

Total dividends and distributions	(.79)	(.83)	(.33)	(.13)	(.02)

Net asset value, end of period	$ 5.20	$ 11.19	$ 12.79	$ 11.08	$ 10.65

Total Return
Total investment return based on net asset value(d)	(47.50)%	(6.29)%	18.64%	5.24%	6.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$367,442	$685,788	$648,401	$444,250	$320,038
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.05	%(e)	.04%	.04%	.07%	.15	%(e)
Expenses, before waivers/reimbursements	.05	%(e)	.04%	.04%	.07%	.34	%(e)
Net investment income	2.29	%(e)	1.67%	1.93%	1.45%	1.62	%(e)(f)
Portfolio turnover rate	25%	38%	33%	42%	8%

See footnote summary on page 185.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	179

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Small-Mid Cap Growth
	Six Months Ended February 28, 2009 (unaudited)		Year Ended August 31,				May 20, 2005(a) to August 31, 2005
			2008	2007	2006

Net asset value, beginning of period	$ 12.62		$ 14.79	$ 11.84	$ 10.99		$ 10.00

Income From Investment Operations
Net investment income(b)	.02		.05	.06	.04		.01	(f)
Net realized and unrealized gain (loss) on investment transactions	(5.69)		(.78)	3.16	.84		.99
Contributions from Adviser	.00	(c)	.01	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(5.67)		(.72)	3.22	.88		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.06)	(.04)	(.03)		(.01)
Distributions from net realized gain on investment transactions	– 0	–	(1.39)	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.01)		(1.45)	(.27)	(.03)		(.01)

Net asset value, end of period	$ 6.94		$ 12.62	$ 14.79	$ 11.84		$ 10.99

Total Return
Total investment return based on net asset value(d)	(44.95)%		(5.84)%	27.50%	8.00%		9.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$389,257		$686,291	$668,771	$429,431		$287,536
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06	%(e)	.04%	.05%	.07%		.15	%(e)
Expenses, before waivers/reimbursements	.06	%(e)	.04%	.05%	.07%		.41	%(e)
Net investment income	.42	%(e)	.39%	.45%	.33%		.37	%(e)(f)
Portfolio turnover rate	55%		88%	88%	83%		21%

See footnote summary on page 185.

180	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Short Duration Bond
	Six Months Ended February 28, 2009 (unaudited)		Year Ended August 31,			May 20, 2005(a) to August 31, 2005
			2008	2007	2006

Net asset value, beginning of period	$ 9.37		$ 9.87	$ 9.93	$ 10.04	$ 10.00

Income From Investment Operations
Net investment income(b)	.19		.46	.52	.47	.09	(f)
Net realized and unrealized loss on investment transactions	(.37)		(.49)	(.08)	(.14)	(.01)

Net increase (decrease) in net asset value from operations	(.18)		(.03)	.44	.33	.08

Less: Dividends
Dividends from net investment income	(.21)		(.47)	(.50)	(.44)	(.04)

Net asset value, end of period	$ 8.98		$ 9.37	$ 9.87	$ 9.93	$ 10.04

Total Return
Total investment return based on net asset value(d)	(1.95)%		(.40)%	4.51%	3.39%	.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$966,910		$1,298,541	$1,272,076	$960,111	$652,505
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.03	%(e)	.03%	.02%	.05%	.15	%(e)
Expenses, before waivers/reimbursements	.03	%(e)	.03%	.02%	.05%	.19	%(e)
Net investment income	4.14	%(e)	4.75%	5.23%	4.69%	3.88	%(e)(f)
Portfolio turnover rate	53%		116%	138%	185%	83%

See footnote summary on page 185.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	181

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Intermediate Duration Bond
	Six Months Ended February 28, 2009 (unaudited)		Year Ended August 31,			May 20, 2005(a) to August 31, 2005
			2008	2007	2006

Net asset value, beginning of period	$ 9.70		$ 9.87	$ 9.86	$ 10.12	$ 10.00

Income From Investment Operations
Net investment income(b)	.26		.50	.49	.48	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.63)		(.16)	.00 (c)	(.28)	.08

Net increase (decrease) in net asset value from operations	(.37)		.34	.49	.20	.19

Less: Dividends
Dividends from net investment income	(.31)		(.51)	(.48)	(.46)	(.07)

Net asset value, end of period	$ 9.02		$ 9.70	$ 9.87	$ 9.86	$ 10.12

Total Return
Total investment return based on net asset value(d)	(3.77)%		3.51%	5.03%	2.13%	1.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,116,960		$1,654,416	$1,599,652	$1,076,281	$807,065
Ratio to average net assets of:
Expenses	.03	%(e)	.03%	.04%	.06%	.10	%(e)
Net investment income	5.60	%(e)	5.01%	5.01%	4.89%	4.13	%(e)
Portfolio turnover rate	34%		114%	236%	513%	206%

See footnote summary on page 185.

182	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Inflation Protected Securities
Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2008	2007	2006

Net asset value, beginning of period	$ 10.74	$ 9.99	$ 9.91	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)	(.27)	.69	.49	.57	.09	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.49)	.52	(.06)	(.36)	– 0	–
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.76)	1.21	.43	.21	.09

Less: Dividends and Distributions
Dividends from net investment income	(.68)	(.46)	(.35)	(.30)	(.08)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.68)	(.46)	(.35)	(.31)	(.08)

Net asset value, end of period	$ 9.30	$ 10.74	$ 9.99	$ 9.91	$ 10.01

Total Return
Total investment return based on net asset value(d)	(6.98)%	12.45%	4.44%	2.11%	.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$519,195	$688,918	$643,549	$447,210	$263,128
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.04	%(e)	.04%	.04%	.07%	.15	%(e)
Expenses, before waivers/reimbursements	.04	%(e)	.04%	.04%	.07%	.52	%(e)
Net investment income (loss)	(5.40	)%(e)	6.63%	4.98%	5.83%	4.34	%(e)(f)
Portfolio turnover rate	3%	9%	12%	13%	3%

See footnote summary on page 185.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	183

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

High Yield
Six Months Ended February 28, 2009 (unaudited)	Year Ended August 31,	May 20, 2005(a) to August 31, 2005
2008	2007	2006

Net asset value, beginning of period	$ 8.87	$ 9.89	$ 9.99	$ 10.35	$ 10.00

Income From Investment Operations
Net investment income(b)	.41	.78	.77	.75	.20	(f)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.41)	(1.03)	(.15)	(.35)	.24

Net increase (decrease) in net asset value from operations	(2.00)	(.25)	.62	.40	.44

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.77)	(.72)	(.75)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.41)	(.77)	(.72)	(.76)	(.09)

Net asset value, end of period	$ 6.46	$ 8.87	$ 9.89	$ 9.99	$ 10.35

Total Return
Total investment return based on net asset value(d)	(22.66)%	(2.76)%	6.22%	4.06%	4.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$374,501	$526,850	$495,833	$325,931	$258,236
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.06	%(e)	.05%	.06%	.09%	.20	%(e)
Expenses, before waivers/reimbursements	.06	%(e)	.05%	.06%	.09%	.45	%(e)
Net investment income	11.59	%(e)	8.19%	7.50%	7.47%	7.42	%(e)(f)
Portfolio turnover rate	11%	25%	49%	64%	23%

See footnote summary on page 185.

184	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Financial Highlights

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Net of fees and expenses waived/reimbursed by the Adviser.

See notes to financial statements.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	185

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS(2)

Robert M. Keith, President and

Chief Executive Officer

Philip L. Kirstein, Senior Vice

President and Independent

Compliance Officer

Bruce K. Aronow, Vice President

Stephen M. Beinhacker, Vice

President

Henry S. D’Auria, Vice President

Jon P. Denfeld, Vice President

Paul J. DeNoon, Vice President

Gershon M. Distenfeld,

Vice President

Sharon E. Fay, Vice President

Marilyn G. Fedak, Vice President

Eric J. Franco, Vice President

David (Dutch) P. Handke, Jr.,

Vice President

Shawn E. Keegan, Vice President

N. Kumar Kirpalani, Vice President

Joran Laird, Vice President

Samantha S. Lau, Vice President

James W. MacGregor,

Vice President

John P. Mahedy, Vice President

Alison M. Martier, Vice President

Christopher W. Marx, Vice

President

Teresa Marziano, Vice President

Joel J. McKoan, Vice President

James K. Pang, Vice President

Joseph G. Paul, Vice President

Douglas J. Peebles, Vice President

John D. Phillips, Vice President

James G. Reilly, Vice President

Michael J. Reilly, Vice President

Kevin F. Simms, Vice President

Christopher M. Toub, Vice

President

Wen-Tse Tseng, Vice President

P. Scott Wallace, Vice President

Andrew J. Weiner, Vice President

Greg J. Wilensky, Vice President

David Yuen, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and

Chief Financial Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

186	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Trustees

Transfer Agent AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672	Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein Global Real Estate Investment Portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein U.S. Value Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John P. Mahedy, Mr. Christopher W. Marx, Mr. John D. Phillips and Mr. David Yuen are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein International Value Portfolio are made by the International Value Investment Policy Group. Mr. Joseph G. Paul, Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the senior most members of the Investment Policy Group.

The management of, and investment decisions for, the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. James G. Reilly, Mr. Michael J. Reilly, Mr. David (Dutch) P. Handke, Jr. and Mr. P. Scott Wallace are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small-Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Christopher M. Toub, Mr. Stephen M. Beinhacker and Mr. James K. Pang are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Jon P. Denfeld, Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Joran Laird, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky, are the senior most members of the team.

The management of, and investment decisions for, the AllianceBernstein High Yield Portfolio are made by the Global Credit Investment Team. Mr. Gershon M. Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.

Mr. Greg J. Wilensky, Director of Stable Value Investments, is primarily responsible for the day-to-day management of the AllianceBernstein Inflation-Protected Securities Portfolio.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	187

Trustees

Information Regarding the Review and Approval of the Advisory Agreement in Respect of Each Portfolio

The disinterested trustees (the “trustees”) of The AllianceBernstein Pooling Portfolios (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of each of AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, and AllianceBernstein High-Yield Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) at a meeting held on November 4-6, 2008. This disclosure does not relate to AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio.

Prior to approval of the continuance of the Advisory Agreement in respect of a Portfolio, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee (zero) for the Portfolios was reasonable. The trustees also discussed the proposed continuances in private sessions with counsel and the Trust’s Senior Officer.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies sponsored or sub-advised by the Adviser (the “Investing Funds”). The trustees further noted that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds. However, the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Investing Funds that are shareholders of the Portfolios). The trustees noted that the current Investing Funds in the Portfolios are the three non-tax-managed Wealth Strategies of The AllianceBernstein Portfolios, the portfolios of AllianceBernstein Blended Style Series, Inc., certain registered investment companies managed by Allstate Financial and sub-advised by the Adviser, and the Rhode Island Higher Education Savings Trust (“RIHEST”), currently the only institutional investor in Pooling that is not a registered investment company sponsored or sub-advised by the Adviser.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees

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or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determination included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of each Portfolio’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of each Portfolio (which pays no advisory fee to the Adviser and does not reimburse expenses to the Adviser) to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation

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methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationships with the Portfolios, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolios and that the profitability methodology attributed revenues and expenses to the Portfolios relating to the Investing Funds. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationships with the Portfolios before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Portfolio was not unreasonable. The trustees also considered that the Adviser bears certain costs in order to provide services to each Portfolio.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Portfolios other than the fees payable under the Advisory Agreement (none), including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Trust’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of shares of the Investing Funds that are registered investment companies, and brokerage commissions paid by the Portfolios to brokers affiliated with the Adviser. The trustees noted that while the Adviser’s affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Investing Funds that are shareholders of Pooling. The trustees noted that the Adviser is party to a program agreement with RIHEST and receives program fees for its advisory, distribution, recordkeeping and other services provided by it and its subsidiaries in connection with the CollegeBoundfund program, including its services in respect of the Portfolios. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. At the November 2008 meeting, the trustees reviewed information prepared by Lipper showing the performance of each Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that

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of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of each Portfolio as compared with an index, in each case for the 1- and 3-year periods ended July 31, 2008 and (in the case of the index) the since inception period (May 2005 inception).

In reviewing the performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios’ competitors was negatively affected by the fact they pay advisory fees whereas performance information for the Portfolios reflects their advisory fee of zero.

AllianceBernstein Short Duration Bond Portfolio

The trustees noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, and that the Portfolio underperformed the Merrill Lynch 1-3 Year Treasury Index in all periods reviewed. Based on their review, and noting the recent inception date of the Portfolio, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Intermediate Duration Bond Portfolio

The trustees noted that the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period and 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and that the Portfolio underperformed the Lehman Brothers Aggregate Bond Index in all periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein Inflation Protected Securities Portfolio

The trustees noted that the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for both periods reviewed, and that the Portfolio underperformed the Lehman 1-10 Year TIPS Index in all periods reviewed. Based on their review, the trustees concluded that the Portfolio’s relative performance over time had been satisfactory.

AllianceBernstein High-Yield Portfolio

The trustees noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for both periods reviewed, and that the Portfolio underperformed the Lehman Brothers U.S. High Yield 2% Issuer Cap Index in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio’s performance with the Adviser, the trustees retained confidence in the Adviser’s ability to advise the Portfolio and concluded that the Portfolio’s investment performance was acceptable. The trustees determined to continue to closely monitor the Portfolio’s performance.

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Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as such Portfolio at a common asset level. The trustees also reviewed certain information showing the fees paid to the Adviser by the Investing Funds. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees noted that because each Portfolio is designed as a vehicle in which the Investing Funds can invest their assets, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee is payable by the Portfolios. However, the trustees noted that the Adviser is indirectly compensated for its services to the Portfolios by the Investing Funds. The trustees noted that although the fees paid by the Investing Funds to the Adviser vary, a portion of those fees may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the “implied fee”) and that the Adviser had represented to the Securities and Exchange Commission staff and to the Trust’s former counsel that the implied fee rate is the same for all the institutional investors in the Portfolios (e.g., the Investing Funds). The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rate and had made certain observations in that regard.

In considering the fee arrangements in respect of each Portfolio (including the payments to the Adviser by the Investing Funds), the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds. The trustees considered the process of investing in each of the Portfolios as compared to investing in other types of securities. Based on their review, the trustees concluded that the advisory arrangements for the Portfolios, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The trustees also considered the fees the Adviser charges other clients with an investment style substantially similar to that of each of the Portfolios. For this purpose, the trustees reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedules for institutional products managed by the Adviser that have an investment style substantially similar to that of the various Portfolios. The trustees noted that application of such fee schedules to the level of assets of a Portfolio pursuing an investment style substantially similar to each Portfolio would result in a fee rate that would be higher than the rate paid by such Portfolio pursuant to the Advisory Agreement (zero). The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The trustees also reviewed information that indicated that in the case of AllianceBernstein Intermediate Duration Bond Portfolio, the Adviser sub-advises a registered investment company that has an investment style similar to that of the Portfolio at a higher fee schedule than applies to the Portfolio.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered information provided by the Trust’s Senior Officer based on information provided by Lipper showing the total non-advisory expense ratio of each Portfolio compared to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to a Portfolio and an Expense Universe as a broader group, consisting of all funds in a Portfolio’s investment classification/objective. The non-advisory expense ratio of each Portfolio was based on the Portfolio’s latest fiscal year. The trustees view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolios by others. The trustees noted that it was likely that the non-advisory expense ratios of some funds in each Portfolio’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

AllianceBernstein Short Duration Bond Portfolio

AllianceBernstein Intermediate Duration Bond Portfolio

AllianceBernstein Inflation Protected Securities Portfolio

AllianceBernstein High-Yield Portfolio

The trustees noted that each Portfolio’s total non-advisory expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that each Portfolio’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which the fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Investing Funds that are registered investment companies incorporate breakpoints.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Pooling Portfolios (the “Trust” or the “Pooling Portfolios”) in respect of the following Portfolios:2

- U.S. Value Portfolio

- U.S. Large Cap Growth Portfolio

- Global Real Estate Investment Portfolio

- International Value Portfolio

- International Growth Portfolio

- Small-Mid Cap Value Portfolio

- Small-Mid Cap Growth Portfolio

- Global Research Growth Portfolio

- Global Value Portfolio

The Trust, which is designed to facilitate a “blended style” investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Trustees on May 6-8, 2008.

2	Future references to the Portfolios do not include “AllianceBernstein.” The Portfolios of the Trust that are not discussed in this evaluation are Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio. The fixed-income portfolios will be considered separately at the Board meeting schedules to be held on November 4-6, 2008.

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2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIO ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent-related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the “Institutional Clients”) that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies (“Retirement Strategies”),3 AllianceBernstein Blended Style Series, Inc.—Global Blend Portfolio (Global Blend Portfolio), AllianceBernstein Blended Style Series, Inc.—U.S. Large Cap Portfolio (“U.S. Large Cap Portfolio”), The AllianceBernstein Portfolios—AllianceBernstein Wealth Strategies (“Wealth Strategies”)4 and the Rhode Island Higher Education Savings Trust (referred to herein as “CollegeBoundfund”). Collectively, these shareholders (the “Institutional Clients”) own 100 percent of the Pooling Portfolios’ total outstanding shares. Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.

3	Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy . Future references to the Retirement Strategies do not include “AllianceBernstein.”

4	Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Wealth Preservation Strategy. Future references to the Wealth Strategies do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	195

AllianceBernstein Blended Style Series, Inc.—AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments	Advisory Fee
Equal to or less than 60% Greater than 60% and less than 80% Equal to or greater than 80%	0.55 0.60 0.65	% % %

Net Asset Level	Discount
Assets equal to or less than $2.5 billion Assets greater than $2.5 billion and less than $5 billion Assets greater than $5 billion	n/a 10 basis points 15 basis points

Accordingly, under the terms of the Investment Advisory Agreement, the Retirement Strategies will pay the Adviser at the following annual rates:

	Average Daily Net Assets
Strategy	First $2.5 billion	Next $2.5 billion	In excess of $5 billion
2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055	0.65%	0.55%	0.50%
2010, 2015	0.60%	0.50%	0.45%
2000, 2005	0.55%	0.45%	0.40%

Global Blend Portfolio, U.S. Large Cap Portfolio and the Wealth Strategies

Global Blend Portfolio, U.S. Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund’s average daily net assets:

Fund	Advisory Fee Based on % of Average Daily Net Assets
Global Blend Portfolio	First $2.5 billion	0.75%
	Next $2.5 billion	0.65%
	Excess of $5 billion	0.60%

U.S. Large Cap Portfolio	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

Wealth Appreciation Strategy	First $2.5 billion	0.65%
	Next $2.5 billion	0.55%
	Excess of $5 billion	0.50%

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Fund	Advisory Fee Based on % of Average Daily Net Assets
Balanced Wealth Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

Wealth Preservation Strategy	First $2.5 billion	0.55%
	Next $2.5 billion	0.45%
	Excess of $5 billion	0.40%

CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the “Underlying Portfolios”), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in an increase or decrease in the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of February 29, 2008.

Portfolios	Total Expense Ratio[5]
Age-Based Education Strategies
Age-Based Aggressive 2008-2010	0.94%
Age-Based Aggressive 2005-2007	0.94%
Age-Based Aggressive 2002-2004	0.90%
Age-Based Aggressive 1999-2001	0.86%
Age-Based Aggressive 1996-1998	0.82%
Age-Based Aggressive 1993-1995	0.78%
Age-Based Aggressive 1990-1992	0.74%
Age-Based Aggressive 1987-1989	0.74%
Age-Based Aggressive 1984-1986	0.74%
Age-Based Aggressive Pre-1984	0.74%
Age-Based 2008-2010	0.92%
Age-Based 2005-2007	0.88%
Age-Based 2002-2004	0.84%
Age-Based 1999-2001	0.80%
Age-Based 1996-1998	0.78%
Age-Based 1993-1995	0.76%

5	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	197

Portfolios	Total Expense Ratio[5]
Age-Based 1990-1992	0.72%
Age-Based 1987-1989	0.72%
Age-Based 1984-1986	0.72%
Age-Based Pre-1984	0.72%

Fixed Based Education Strategies
Appreciation	0.94%
Balanced	0.80%
Preservation	0.72%

The Portfolios’ net assets as of February 29, 2008 are as follows:

Portfolio	Net Assets ($MM)
U.S. Value Portfolio	$2,519.0
U.S. Large Cap Growth Portfolio	$2,552.9
Global Real Estate Investment Portfolio	$1,177.9
International Value Portfolio	$1,308.3
International Growth Portfolio	$1,342.0
Small-Mid Cap Value Portfolio	$655.3
Small-Mid Cap Growth Portfolio	$631.7
Global Research Growth Portfolio	$6.4
Global Value Portfolio	$6.2

The Adviser agreed to waive that portion of its management fees and/or reimburse Global Research Growth Portfolio and Global Value Portfolio for that portion of those Portfolios’ total operating expenses to the degree necessary to limit their expense ratios to the amounts set forth below for the Portfolios’ current fiscal year. The waiver is terminable at the end of each Portfolio’s fiscal year upon at least 60 days’ written notice. In addition, set forth are the gross expense ratios of the Portfolios as of the Portfolios most recently completed fiscal year:

Portfolio	Fiscal Year End	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio
Global Research Growth Portfolio	August 31	0.15%	2.71%
Global Value Portfolio	August 31	0.15%	2.26%

5	The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser (“FA”). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA’s services after such account is open at least one year.

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Set forth below are the most recent fiscal year end total expense ratios of the Pooling Portfolios that do not have an expense limitation undertaking:

Portfolio	Fiscal Year End	Total Expense Ratio
U.S. Value Portfolio	August 31	0.02%
U.S. Large Cap Growth Portfolio	August 31	0.02%
Global Real Estate Investment Portfolio	August 31	0.06%
International Value Portfolio	August 31	0.08%
International Growth Portfolio	August 31	0.07%
Small-Mid Cap Value Portfolio	August 31	0.04%
Small-Mid Cap Growth Portfolio	August 31	0.05%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, their shareholders, which include other investment companies and large institutional clients managed by the Adviser, pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The advisory fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes—Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is frequently forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	199

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts that have investment styles similar to those of the Portfolios.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of certain of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to those Portfolios based on February 29, 2008 net assets, although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

Portfolio	Portfolio Net Assets 02/29/08 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
U.S. Value Portfolio	$2,519.0	Diversified Value Schedule 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.261%

U.S. Large Cap Growth Portfolio	$2,552.9	U.S. Large Cap Growth Schedule 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25 m	0.263%

Global Real Estate Investment Portfolio[7]	$1,177.9	Domestic REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25 m	0.506%[8]

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	It should be noted that the Portfolio’s investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

8	Assumes 50 bp on the balance.

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Portfolio	Portfolio Net Assets 02/29/08 ($MIL)	AllianceBernstein (AB) Institutional (Inst.) Fee Schedule	Effective AB Inst. Advisory Fee
International Value Portfolio	$1,308.3	International Strategic Value Schedule 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $25 m	0.515%

International Growth Portfolio	$1,342.0	International Large Cap Growth Schedule 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25 m	0.415%

Small-Mid Cap Value Portfolio	$655.3	Small & Mid Cap Value Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.581%

Small-Mid Cap Growth Portfolio	$631.7	SMID Cap Growth Schedule 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum Account Size: $25 m	0.582%

Global Research Growth Portfolio	$6.4	Global Research Growth 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $50 m	0.800%

Global Value Portfolio	$6.2	Global Value Schedule 80 bp on 1st $2.5 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on next on the balance Minimum Account Size: $25 m	0.800%

The Adviser manages the AllianceBernstein Mutual Funds (“ABMF”), which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which offers variable annuity and variable life contract policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	201

Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. In addition to the fee schedules of the ABMF and AVPS funds, set forth below are what would have been the effective advisory fees of the Pooling Portfolios had the fee schedules of the ABMF/AVPS funds been applicable to the Portfolios based on the Portfolios February 29, 2008 net assets:

Portfolio	ABMF/AVPS Portfolio	Fee Schedule	Effective ABMF/ AVPS Adv. Fee
U.S. Value Portfolio	Value Fund AVPS Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.549%

U.S. Large Cap Growth Portfolio	Large Cap Growth Fund, Inc. AVPS Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.748%

Global Real Estate Investment Portfolio	Global Real Estate Fund, Inc. AVPS Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%

International Value Portfolio	International Value Fund, Inc. AVPS International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

International Growth Portfolio	International Growth Fund, Inc. AVPS International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Small-Mid Cap Value Portfolio	Small/Mid Cap Value Fund AVPS Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

Global Research Growth Portfolio	Global Research Growth Fund AVPS Global Research Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment

202	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

style as the Portfolios. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

Portfolio	Luxembourg Fund	Fee
U.S. Large Cap Growth Portfolio	American Growth Portfolio Class A Class I	1.50% 0.70%

Global Real Estate Investment Portfolio	Global Real Estate Securities Portfolio Class A Class I	1.75% 0.95%

Global Research Growth Portfolio	Global Growth Trends Portfolio Class A Class I	1.70% 0.90%

Global Value Portfolio	Global Value Portfolio Class A Class I	1.50% 0.70%

The Alliance Capital Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Portfolios are as follows:

Portfolio	ITM Mutual Fund	Fee[9]
U.S. Large Cap Growth Portfolio	AllianceBernstein U.S. Large Cap Growth Equity – Hedged /Unhedged	0.95%

Global Research Growth Portfolio	Alliance Global Research Growth[10]	0.30%[11]

	Alliance Global Growth Opportunities 1[10]	1.00%

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

10	This ITM fund is privately placed or institutional.

11	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	203

Portfolio	ITM Mutual Fund	Fee[9]
	Alliance Global Growth Opportunities 2[10]	0.80%

	Alliance Global Growth Opportunities 3[10]	0.85%

International Value Portfolio	AllianceBernstein Kokusai Value Stock[10]	0.70%

	Bernstein Kokusai Strategic Value[10]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

Global Value Portfolio	Alliance Global Diversified Value (ex-Japan) [10]	0.10%[12]

	Alliance Global Value Stock (ex-Japan) [10]	0.30%[13]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Portfolios had the fee schedules of the sub-advisory relationships been applicable to those Portfolios based on February 29, 2008 net assets:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
U.S. Value Portfolio	Client # 1	0.25% on 1st $500 million 0.20% thereafter	0.210%

	Client # 2[14]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter	0.419%

9	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

10	This ITM fund is privately placed or institutional.

12	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

13	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

14	This is a fee schedule of a fund managed by an affiliate of the Adviser. Assets are aggregated with other similar sub-advised funds of the client for purposes of calculating the investment advisory fee.

204	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
	Client # 3	0.23% on 1st $300 million 0.20% thereafter	0.204%

	Client # 4	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter	0.209%

	Client # 5	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter	0.155%

	Client # 6	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[15]	0.144%

	Client # 7	0.35%	0.350%

U.S. Large Cap Growth Portfolio	Client # 1[16]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.537%

	Client # 2	0.35% on 1st $50 million 0.30% on next $100 million 0.25% thereafter	0.254%

	Client # 3	0.40% on first $300 million 0.35% on next $300 million 0.25% thereafter	0.354%

	Client # 4	0.35%	0.350%

International Value Portfolio	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.356%

15	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

16	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	205

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
	Client # 2[16]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.588%

	Client # 3	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter	0.342%

	Client # 4	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter	0.349%

	Client # 5	0.55% on 1st $150 million 0.50% on next $150 million 0.45% thereafter	0.467%

	Client # 6	0.50%	0.500%

	Client # 7	0.30%	0.300%

	Client # 8	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[17]	0.211%[18]

	Client # 9	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.281%

	Client # 10	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.428%

	Client # 11	0.40% on 1st $500 million 0.35% on next $1.5 billion 0.30% thereafter	0.369%

	Client # 12	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% thereafter	0.388%

16	The calculation excludes the performance fee.

17	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

18	The calculation excludes the performance fee.

206	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

Portfolio		Fee Schedule	Effective Sub-Adv. Fee
Small Cap-Mid Value Portfolio	Client # 1	0.50%	0.500%

	Client # 2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% thereafter	0.522%

	Client # 3	0.80% on 1st $25 million 0.60% thereafter	0.608%

	Client # 4	0.613% on 1st $150 million 0.495% thereafter	0.522%

Global Value Portfolio	Client # 1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee[19]	0.250%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

The Trustees previously received the Senior Officer’s Evaluation of the Investment Advisory Agreement (the “Senior Officer Fee Evaluation”) for the Retirement Strategies, Global Blend Portfolio, U.S. Large Cap Portfolio and the Wealth Strategies.

In those Senior Officer Fee Evaluations, the Senior Officer concluded that the investment advisory agreements for those funds were reasonable and within range of what would have been negotiated at arm’s-length.

The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the “Implied Advisory Fee,” that may be reasonably viewed as

19	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index (ACWI), over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee. The performance fee of the fund took effect on March 31, 2007.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	207

compensation for services that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios’ limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have zero transfer agent (with the exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. (“Lipper”) to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios’ peers.20 Lipper’s analysis included the Portfolios’ rankings21 relative to their respective Lipper Expense Group (“EG”) and Lipper Expense Universe (“EU”).22

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, asset (size) comparability, load type,23 expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.24

20	Because the Portfolios are offered only to other investment companies and certain institutional clients managed by the Adviser, the Portfolios are not assessed a fee for transfer agent and distribution-related services although it should be noted that the transfer agent of the Portfolios is reimbursed for out of pocket expenses.

21	A ranking of “1” would mean that the Portfolio had the lowest total expense ratio in the Lipper peer group.

22	Note that there are limitations on expense category data because different funds categorize expenses differently.

23	Lipper excluded institutional classes or funds that had a 12b-1 or non 12b-1 service fee for this evaluation in order for the Portfolios’ EUs to not include multiple classes of the same funds. As a result, the EUs in this evaluation are much smaller in size compared to the evaluation dated January 31, 2008.

24	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios’ peers are included.

208	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

With respect to International Value Portfolio, International Growth Portfolio, Global Research Growth Portfolio and Global Value Portfolio, each of those Portfolios’ original EGs had an insufficient number of comparable peers. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded each of those Portfolios’ EGs to include peers that have a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ EUs was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.25 The result of Lipper’s analysis is set forth below:

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[26]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
U.S. Value Portfolio	0.020	0.034	2/16	0.080	3/55

U.S. Large Cap Growth Portfolio	0.021	0.034	3/18	0.064	7/113

Global Real Estate Investment Portfolio	0.059	0.125	2/8	0.093	12/47

International Value Portfolio[27]	0.081	0.088	10/20	0.128	18/67

International Growth Portfolio[28]	0.075	0.096	6/14	0.109	8/44

Small-Mid Cap Value Portfolio	0.045	0.055	6/18	0.064	17/50

Small-Mid Cap Growth Portfolio	0.046	0.068	1/20	0.075	17/81

25	It should be noted that the expansion such Portfolios’ EUs was not requested by the Senior Officer or the Adviser. They requested that only the EGs be expanded.

26	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

27	The Portfolio’s EG includes the Portfolio, 11 other International Multi-Cap Value funds (“IMLV”), three International Large-Cap Growth funds (“ILCG”) and five International Large-Cap Core funds (“ILCC”). The Portfolio’s EU includes the Portfolio and all other institutional funds of IMLV, ILCG and ILCC, excluding outliers.

28	The Portfolio’s EG includes the Portfolio, four other ILCG and nine International Multi-Cap Growth funds (“IMLG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of ILCG and IMLG, excluding outliers.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	209

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)[26]	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Research Growth Portfolio[29]	0.150	0.356	1/11	0.174	12/30

Global Value Portfolio[30]	0.150	0.207	3/10	0.157	9/20

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Pooling Portfolios’ profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser used a weighted average of the Adviser’s profitability with respect to the Institutional Clients that are invested in the Pooling Portfolios, in addition to any Portfolio’s specific revenue or expense item, to calculate the Adviser’s profitability.

Certain of the Portfolios may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co. LLC, and/or its U.K. based affiliate, Sanford C. Bernstein Ltd., collectively “SCB”, and pay commissions during the Portfolios’ recent fiscal year. The Adviser represents that SCB’s profitability from business conducted with the Portfolios would be comparable

26	With respect to the Portfolios’ peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

29	The Portfolio’s EG includes the Portfolio, four other Global Large-Cap Growth funds (“GLCG”), four Global Multi-Cap Core funds (“GMLC”), and two Global Multi-Cap Growth funds (“GMLG”). The Portfolio’s EU includes the Portfolio and all other institutional funds of GLCG, GMLC and GMLG, excluding outliers.

30	The Portfolio’s EG includes the Portfolio, four other Global Multi-Cap Value funds (“GMLV”), two Global Large-Cap Value funds (“GLCV”) and three Global Large-Cap Core funds (“GLCC”). The Portfolio’s EU includes the Portfolio and all other institutional funds of GMLV, GLCV and GLCC, excluding outliers.

210	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

to the profitability of SCB’s dealings with other similar third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,31 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli32 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th - 75th percentile range of their comparable peers.33 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

31	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

32	The Deli study was originally published in 2002 based on 1997 data.

33	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	211

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1 year and since inception34 gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)35 for the periods ended January 31, 2008.36

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
U.S. Value Portfolio
1 year	-7.20	-6.48	-6.32	11/16	55/86
Since Inception	7.55	7.46	8.39	6/12	46/63

U.S. Large Cap Growth Portfolio
1 year	0.31	3.02	1.87	15/18	102/137
Since Inception	7.32	7.32	7.27	8/15	52/108

Global Real Estate Investment Portfolio
1 year	-12.37	-12.64	-22.23	4/8	8/71
Since Inception	15.54	16.57	10.19	4/6	5/45

International Value Portfolio
1 year	-3.34	-2.23	-0.13	10/12	27/33
Since Inception	19.28	16.83	18.04	2/11	7/22

34	It should be noted that the period that Lipper uses to calculate inception date performance is from the nearest month end after inception date. In contrast to Lipper, the Adviser calculates the Portfolios’ performance using data from the actual inception date. Note that the since inception gross performance returns calculated by Lipper for U.S. Value Portfolio and U.S. Large Cap Growth Portfolio are less than the net performance returns calculated by the Adviser. Normally, gross performance returns are higher than net performance returns.

35	A Portfolio’s PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

36	The performance returns of the Portfolios’ peers are also adjusted for expenses (gross up).

212	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Portfolio
1 year	7.22	1.56	6.75	2/5	6/14
Since Inception	16.76	17.23	19.61	4/5	10/11

Small-Mid Cap Value Portfolio
1 year	-2.52	-3.70	-4.87	8/18	22/60
Since Inception	8.30	10.07	9.04	11/14	26/40

Small-Mid Cap Growth Portfolio
1 year	3.69	4.23	3.30	11/20	50/109
Since Inception	13.68	10.57	10.79	6/17	18/83

Global Research Growth Portfolio
1 year	2.63	5.42	2.92	4/5	13/20
Since Inception	10.02	10.39	10.18	5/5	11/17

Global Value Portfolio
1 year	-4.68	-4.68	-4.68	3/5	3/5
Since Inception	7.43	10.61	10.61	4/4	4/4

Set forth below are the 1 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks.37

	Periods Ending January 31, 2008 Annualized Performance (%)
	1 Year	Since Inception
U.S. Value Portfolio	-7.22	7.58
Russell 1000 Value Index	-5.38	8.61

U.S. Large Cap Growth Portfolio	0.29	7.74
Russell 1000 Growth Index	0.51	7.04

Global Real Estate Investment Portfolio	-12.43	15.28
FTSE / NAREIT Equity Index	-15.01	15.14

International Value Portfolio	-3.41	18.82
MSCI EAFE Value Index	0.22	15.86

International Growth Portfolio	7.14	16.16
MSCI EAFE Growth Index	4.90	16.42

Small-Mid Cap Value Portfolio	-2.56	8.13
Russell 2500 Value Index	-12.53	6.23

37	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2008.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	213

	Periods Ending January 31, 2008 Annualized Performance (%)
	1 Year	Since Inception
Small-Mid Cap Growth Portfolio	3.64	13.60
Russell 2500 Growth Index	-4.55	8.43

Global Research Growth Portfolio	2.47	7.88
MSCI World Index (Net)	-0.47	7.65

Global Value Portfolio	-4.83	5.66
MSCI World Index (Net)	-0.47	7.65

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

214	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN POOLING PORTFOLIOS •	215

AllianceBernstein Family of Funds

NOTES

216	• ALLIANCEBERNSTEIN POOLING PORTFOLIOS

ALLIANCEBERNSTEIN POOLING PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

POOL-0152-0209

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Pooling Portfolios

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: April 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: April 24, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: April 24, 2009